                                                               File No. 811-3225
                                                               File No. 2-73223
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|
   Post-Effective Amendment No. 17                                           |X|

                               ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|
                  Amendment No. 17                                           |X|
                               ----

                        (Check appropriate box or boxes)

                            SECURITY TAX-EXEMPT FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                  Copies To:

      John D. Cleland, President                  Amy J. Lee, Secretary
      Security Tax-Exempt Fund                    Security Tax-Exempt Fund
      700 Harrison Street                         700 Harrison Street
      Topeka, KS 66636-0001                       Topeka, KS 66636-0001
      (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

|_|  immediately upon filing pursuant to paragraph (b)
|_|  on April 30, 1998, pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)(1)
|X|  on April 30, 1998, pursuant to paragraph (a)(1)
|_|  75 days after filing pursuant to paragraph (a)(2)
|_|  on April 30, 1998, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered:  Shares of common stock, par value $.10.

                            SECURITY TAX-EXEMPT FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER          CAPTION
-----------          -------

PART A               PROSPECTUS
------               ----------

 1.                  Cover Page
 2.                  Not Applicable
 2a.                 Transaction and Operating Expense Table
 3.                  Financial Highlights; Performance
 4.                  Investment Objectives and Policies of the Funds
 5.                  Management  of the  Funds;  Portfolio  Management;  Trading
                     Practices and Brokerage
 6.                  General Information;  Organization;  Stockholder Inquiries;
                     Dividends and Taxes
 7.                  How to Purchase Shares; Alternative Purchase Options; Class
                     A Shares;  Class A Distribution Plan; Class B Shares; Class
                     B Distribution  Plan;  Calculation and Waiver of Contingent
                     Deferred Sales Charge; Arrangements with Broker/Dealers and
                     Others;  Determination of Net Asset Value; Purchases at Net
                     Asset  Value;  Stockholder  Services;   Accumulation  Plan;
                     Exchange  Privilege;  Exchange  by  Telephone;   Retirement
                     Plans; Appendix C
 8.                  How to Redeem  Shares;  Telephone  Redemptions;  Systematic
                     Withdrawal Program
 9.                  Not Applicable

PART B               STATEMENT OF ADDITIONAL INFORMATION

10.                  Cover Page
11.                  Table of Contents
12.                  Not Applicable
13.                  Investment Objectives and Policies of the Funds;  Municipal
                     Bond  Fund's   Fundamental   Policies;   Investment  Policy
                     Limitations
14.                  Officers and Directors
15.                  Remuneration of Directors and Others
16.                  Investment Management;  Portfolio Management;  Distributor;
                     Custodian, Transfer Agent and Dividend-Paying Agent
17.                  Allocation of Portfolio Brokerage
18.                  Organization

PART B (Continued)   STATEMENT OF ADDITIONAL INFORMATION

19. How to Purchase Shares; Alternative Purchase Options; Class A Shares; Class A Distribution Plan; Class B Shares; Class B Distribution Plan; Calculation and Waiver of Contingent Deferred Sales Charge; Arrangements with Broker/Dealers and Others; Determination of Net Asset Value; How to Redeem Shares; How to Exchange Shares; Telephone Redemptions; Purchases at Net Asset Value; Accumulation Plan; Systematic Withdrawal Program; Exchange by Telephone; Retirement Plans; Individual Retirement Accounts (IRAs); Roth IRAs; SIMPLE IRAs; Pension and Profit Sharing Plans; 403(b) Retirement Plans; Simplified Employee Pension Plans (SEPPs); Appendix A
20.                  Dividends and Taxes
21.                  Distributor
22.                  Performance Information; Tax-Exempt vs. Taxable Income
23.                  Financial Statements; Independent Auditors

Security Funds


PROSPECTUS
May 1, 1998


* Security Income Fund

  - Corporate Bond Series
  - Limited Maturity Bond Series
  - U.S. Government Series
  - High Yield Series

* Security Municipal Bond Fund

* Security Cash Fund


[SDI Logo]

SECURITY FUNDS
PROSPECTUS
================================================================================
SECURITY INCOME FUND

  o CORPORATE BOND SERIES                PROSPECTUS
  o LIMITED MATURITY BOND SERIES         MAY 1, 1998
  o U.S. GOVERNMENT SERIES
  o HIGH YIELD SERIES

SECURITY MUNICIPAL BOND FUND

SECURITY CASH FUND

MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES,
700 HARRISON, TOPEKA, KANSAS 66636-0001

   The investment objective of the CORPORATE BOND SERIES ("Corporate Bond Fund") is conservation of principal while generating interest income by investing primarily in a diversified portfolio of investment grade corporate debt securities. The investment objective of the LIMITED MATURITY BOND SERIES ("Limited Maturity Bond Fund") is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term debt securities. The investment objective of the U.S. GOVERNMENT SERIES ("U.S. Government Fund") is to provide a high level of interest income with security of principal by investing primarily in securities which are guaranteed or issued by the U.S. Government, its agencies or instrumentalities. The investment objective of the HIGH YIELD SERIES ("High Yield Fund") is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objective by investing primarily in a broad range of income producing securities, including domestic and foreign high-yield, lower rated debt securities. THE FUND INVESTS PRIMARILY (AND MAY INVEST UP TO 100% OF ITS ASSETS) IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT METHODS AND RISK FACTORS" - "RISKS ASSOCIATED WITH LOWER RATED DEBT SECURITIES" ON PAGE 19.

   The investment objective of SECURITY MUNICIPAL BOND FUND ("Municipal Bond Fund") (formerly Security Tax-Exempt Fund) is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital by investing primarily in debt securities which are exempt from federal income tax. Except at times when the Fund is invested defensively, at least 80 percent of its total assets will be invested in securities exempt from federal income taxes. The Fund may invest in securities which generate income that is subject to the federal alternative minimum tax.

   The investment objective of SECURITY CASH FUND ("Cash Fund") is to earn as high a level of current income as is consistent with preservation of capital and liquidity through investments in money market instruments with maturities of not longer than thirteen months. AN INVESTMENT IN CASH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT CASH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. Certain additional information is contained in a Statement of Additional Information about the Funds, dated May 1, 1998, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS
================================================================================

                                                                            Page

Transaction and Operating Expense Table.....................................  1
Financial Highlights........................................................  2
Investment Objective and Policies of the Funds..............................  4
  Security Income Fund......................................................  4
    Corporate Bond Fund.....................................................  4
    Limited Maturity Bond Fund..............................................  5
    U.S. Government Fund....................................................  7
    High Yield Fund.........................................................  8
  Security Municipal Bond Fund..............................................  9
  Security Cash Fund........................................................ 11
Investment Methods and Risk Factors......................................... 12
Management of the Funds..................................................... 20
  Portfolio Management...................................................... 22
How to Purchase Shares...................................................... 22
  Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and
    Municipal Bond Funds.................................................... 23
  Alternative Purchase Options.............................................. 23
  Class A Shares............................................................ 23
  Security Income and Municipal Bond Funds' Class A Distribution Plans...... 24
  Class B Shares............................................................ 24
  Class B Distribution Plan................................................. 25
  Calculation and Waiver of Contingent Deferred Sales Charges............... 25
  Arrangements with Broker-Dealers and Others............................... 26
  Cash Fund................................................................. 26
Purchases at Net Asset Value................................................ 27
Trading Practices and Brokerage............................................. 27
How to Redeem Shares........................................................ 28
  Telephone Redemptions .................................................... 29
Dividends and Taxes......................................................... 29
  Foreign Taxes............................................................. 31
Determination of Net Asset Value............................................ 31
Performance................................................................. 32
Stockholder Services........................................................ 33
  Accumulation Plan......................................................... 33
  Systematic Withdrawal Program............................................. 33
  Exchange Privilege........................................................ 33
  Exchange by Telephone..................................................... 34
  Retirement Plans.......................................................... 34
General Information......................................................... 34
  Organization.............................................................. 34
  Stockholder Inquiries..................................................... 35
Appendix A.................................................................. 36
Appendix B.................................................................. 38
Appendix C.................................................................. 40
Security Cash Fund Application.............................................. 42

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

                                                                                    CORPORATE BOND, LIMITED
                                                                                MATURITY BOND, U.S. GOVERNMENT,
                                                                              HIGH YIELD AND MUNICIPAL BOND FUNDS      CASH FUND
                                                                             -------------------------------------     ---------
                                                                                CLASS A           CLASS B(1)
                                                                                -------   ------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)      4.75%               None                 None
Maximum Sales Load Imposed on Reinvested Dividends                               None                None                 None
Deferred Sales Load (as a percentage of original purchase price
  or redemption proceeds, whichever is lower)                                    None(2)  5% during the first year,       None
                                                                                          decreasing to 0% in the
                                                                                          sixth and following years
                                                                                        LIMITED MATURITY
                                                               CORPORATE BOND FUND          BOND FUND          U.S. GOVERNMENT FUND
                                                               -------------------     -------------------     --------------------
ANNUAL FUND OPERATING EXPENSES                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS A     CLASS B
                                                               -------     -------     -------     -------     -------     -------
Management Fees (after fee waivers)(3) ...........              0.50%       0.50%       0.00%       0.00%       0.00%       0.00%
12b-1 Fees(4) ....................................              0.25%       1.00%       0.25%       1.00%       0.25%       1.00%
Other Expenses (after expense reimbursements)(5) .              0.26%       0.35%       0.65%       0.88%       0.40%       0.86%
                                                                ----        ----        ----        ----        ----        ----
Total Fund Operating Expenses (after fee
  waivers and expense reimbursements)(6) .........              1.01%       1.85%       0.90%       1.88%       0.65%       1.86%
                                                                ====        ====        ====        ====        ====        ====
EXAMPLE
     You would pay the following expenses ........   1 Year     $ 57        $ 69        $ 56        $ 69        $ 54        $ 69
     on a $1,000 investment, assuming ............   3 Years      78          88          75          89          67          88
     (1) 5 percent annual return and .............   5 Years     101         120          95         122          82         121
     (2) redemption at the end of each ...........  10 Years     165         217         153         220         125         218
     time period

EXAMPLE
     You would pay the following expenses on .....   1 Year     $ 57        $ 19        $ 56        $ 19        $ 54        $ 19
     a $1,000 investment, assuming (1) 5 .........   3 Years      78          58          75          59          67          58
     percent annual return and (2) no redemption .   5 Years     101         100          95         102          82         101
                                                    10 Years     165         217         153         220         125         218
                                                                 HIGH YIELD FUND       MUNICIPAL BOND FUND     CASH FUND
                                                               -------------------     -------------------     ---------
ANNUAL FUND OPERATING EXPENSES                                 CLASS A     CLASS B     CLASS A     CLASS B
                                                               -------     -------     -------     -------
Management Fees (after fee waivers)(3) ...........              0.00%       0.00%       0.50%       0.50%        0.50%
12b-1 Fees(4) ....................................              0.25%       1.00%       0.25%       1.00%        None
Other Expenses (after expense reimbursements)(5) .              1.29%       1.26%       0.33%       0.56%        0.51%
                                                                ----        ----        ----        ----         ----
Total Fund Operating Expenses (after fee
  waivers and expense reimbursements)(6) .........              1.54%       2.26%       1.08%       2.06%        1.01%
                                                                ====        ====        ====        ====         ====
EXAMPLE
     You would pay the following expenses ........   1 Year      $62        $ 73        $ 57        $ 70         $ 10
     on a $1,000 investment, assuming ............   3 Years      94         101          78          93           32
     (1) 5 percent annual return and .............   5 Years      --          --         100         128           55
     (2) redemption at the end of each ...........  10 Years      --          --         164         233          122
     time period

EXAMPLE
     You would pay the following expenses on .....   1 Year      $62        $ 23        $ 57        $ 20         $ 10
     a $1,000 investment, assuming (1) 5 .........   3 Years      94          71          78          63           32
     percent annual return and (2) no redemption .   5 Years      --          --         100         108           55
                                                    10 Years      --          --         164         233          122

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 23.

3 During the fiscal year ended December 31, 1997, the Investment Manager waived the investment advisory fees of the Limited Maturity Bond, U.S. Government and High Yield Funds and, during the fiscal year ending December 31, 1998 will waive the investment advisory fees of such Funds; absent such fee waivers, "Management Fees" would have been as follows: .5% for each of the Limited Maturity Bond and U.S. Government Funds and .6% for the High Yield Fund.

4 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

5 During the fiscal year ended December 31, 1997, the Investment Manager reimbursed certain expenses of the Funds. Absent such reimbursement, "Other Expenses" would have been as follows: ___% for Class B shares of Corporate Bond Fund; ___% for Class B shares of Limited Maturity Bond Fund; ___% for Class B shares of U.S. Government Fund; and ___% for Class B shares of Municipal Bond Fund.

6 During the fiscal year ended December 31, 1997, the Investment Manager waived and/or reimbursed certain expenses of the Funds and, during the fiscal year ending December 31, 1998 will waive the investment advisory fees of Limited Maturity Bond, U.S. Government and High Yield Funds. Absent such reimbursement and waiver, "Total Fund Operating Expenses" would have been as follows: ___% for Class A shares and ___% for Class B shares of Corporate Bond Fund; ___% for Class A shares and ___% for Class B shares of Limited Maturity Bond Fund; ___% for Class A shares and ___% for Class B shares of U.S. Government Fund; ___% for Class A shares and ___% for Class B shares of High Yield Fund; and ___% for Class A and ___% for Class B shares of Municipal Bond Fund.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond or Cash Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 20. Information on the Funds' 12b-1 Plans may be found under the headings "Security Income and Municipal Bond Funds' Class A Distribution Plans" on page 24 and "Class B Distribution Plan" on page 25. See "How to Purchase Shares," page 22, for more information concerning the sales load. Also, see Appendix C for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A Shares.

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS
================================================================================

   The following financial highlights for each of the years in the period ended December 31, 1997, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended December 31, 1997, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the December 31, 1997 Annual Report which is incorporated by reference in this Prospectus. The Funds' Annual Report also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the periods preceding and including the year ended December 31, 1992, is not covered by the report of Ernst & Young LLP.

                                                          NET GAINS                                       DISTRI-
                             NET ASSET                   (LOSSES) ON                     DIVIDENDS        BUTIONS
                               VALUE          NET         SECURITIES     TOTAL FROM      (FROM NET         (FROM          RETURN
        FISCAL               BEGINNING     INVESTMENT    (REALIZED &     INVESTMENT      INVESTMENT       CAPITAL           OF
       YEAR END              OF PERIOD       INCOME      UNREALIZED)     OPERATIONS        INCOME)         GAINS)         CAPITAL
------------------------   ------------   ------------   ------------   ------------    ------------    ------------    ------------
                         CORPORATE BOND FUND (CLASS A)

1988 ...................   $       7.78   $        .77   $      (.292)  $       .478    $      (.778)   $       --      $      --
1989 ...................           7.48            .74          (.031)          .709           (.739)           --             --
1990 ...................           7.45            .69          (.232)          .458           (.688)           --             --
1991 ...................           7.22            .65           .458          1.108           (.648)           --             --
1992 ...................           7.68            .61           .044           .654           (.614)           --             --
1993 ...................           7.72            .52           .521          1.041           (.527)          (.424)          --
1994 ...................           7.81            .49         (1.127)         (.637)          (.493)           --             --
1995(d)(g) .............           6.68            .47          0.708          1.178           (.468)           --             --
1996(d)(g) .............           7.39            .47          (.517)         (.047)          (.473)           --             --
1997(d)(g)

                         CORPORATE BOND FUND (CLASS B)

1993(b) ................   $       8.59   $        .11   $      (.324)  $      (.214)   $      (.112)   $      (.424)   $      --
1994(c) ................           7.84            .43         (1.129)         (.699)          (.431)           --             --
1995(c)(d)(g) ..........           6.71            .40           .725          1.125           (.405)           --             --
1996(c)(d)(g) ..........           7.43            .40          (.517)         (.117)          (.413)           --             --
1997(d)(g)

                      LIMITED MATURITY BOND FUND (CLASS A)

1995(c)(d)(e)(g) .......   $      10.00   $        .62   $       .652   $      1.272    $      (.612)   $       --      $      --
1996(c)(d)(g) ..........          10.66            .72          (.507)          .213           (.720)           --            (.013)
1997(d)(g)

                      LIMITED MATURITY BOND FUND (CLASS B)

1995(c)(d)(e)(g) .......   $      10.00   $        .53   $       .664   $      1.194    $      (.524)   $       --      $      --
1996(c)(d)(g) ..........          10.67            .63          (.524)          .106           (.624)           --            (.012)
1997(d)(g)

                         U.S. GOVERNMENT FUND (CLASS A)

1988(c) ................   $       5.00   $        .48   $       (.18)  $        .30    $       (.49)   $       --      $      --
1989(c) ................           4.81            .46           .078           .538           (.458)           --             --
1990(c) ................           4.89            .42           .032           .452           (.412)           --             --
1991(c) ................           4.93            .40           .248           .648           (.404)           --            (.004)
1992(c) ................           5.17            .37          (.126)          .244           (.366)           --            (.008)
1993(c) ................           5.04            .31           .273           .583           (.310)          (.344)          --
1994(c) ................           4.97            .30          (.621)         (.321)          (.299)           --             --
1995(c)(d)(g) ..........           4.35            .30           .620           .920            (.30)           --             --
1996(c)(d)(g) ..........           4.97            .31          (.256)          .054           (.314)           --             --
1997(d)(g)

                         U.S. GOVERNMENT FUND (CLASS B)

1993(b)(c) .............   $       5.51   $        .04   $      (.193)  $      (.153)   $      (.043)   $      (.344)   $      --
1994(c) ................           4.97            .26          (.624)         (.364)          (.256)           --             --
1995(c)(d)(g) ..........           4.35            .26           .625           .885           (.265)           --             --
1996(c)(d)(g) ..........           4.97            .25          (.254)         (.004)          (.256)           --             --
1997(d)(g)

                           HIGH YIELD FUND (CLASS A)

1996(c)(d)(h) ..........   $      15.00   $        .45   $        .32   $        .77    $       (.45)   $       --      $      --
1997(d)(g)

                           HIGH YIELD FUND (CLASS B)

1996(c)(d)(h) ..........   $      15.00   $        .41   $        .32   $        .73    $       (.41)   $       --      $      --
1997(d)(g)

                          MUNICIPAL BOND FUND (CLASS A)

1988(c) ................   $      10.76   $        .76   $      (.656)  $       .104    $      (.774)   $       (.12)   $      --
1989 ...................           9.97            .73          (.257)          .473           (.723)           --             --
1989(f) ................           9.72            .61          (.106)          .504           (.624)           --             --
1990 ...................           9.60            .64          (.072)          .568           (.638)           --             --
1991 ...................           9.53            .63           .446          1.076           (.636)           --             --
1992 ...................           9.97            .61           .092           .702           (.612)           --             --
                                               NET                                         RATIO OF         RATIO
                                              ASSET                         NET ASSETS     EXPENSES        OF NET
                               TOTAL          VALUE                          END OF            TO          INCOME          PORTFOLIO
        FISCAL                DISTRI-        END OF          TOTAL           PERIOD         AVERAGE       TO AVERAGE       TURNOVER
       YEAR END               BUTIONS        PERIOD        RETURN (A)      (THOUSANDS)     NET ASSETS     NET ASSETS         RATE
------------------------   ------------    ------------   ------------     ------------   ------------   ------------     ----------
                         CORPORATE BOND FUND (CLASS A)

1988 ...................   $      (.778)   $       7.48            6.5%    $     52,296           1.02%         10.04%          83%
1989 ...................          (.739)           7.45            9.9%          56,184           1.04%          9.83%          57%
1990 ...................          (.688)           7.22            6.6%          65,962           1.10%          9.42%          87%
1991 ...................          (.648)           7.68           16.1%          85,824           1.03%          8.75%          32%
1992 ...................          (.614)           7.72            9.0%         104,492           1.01%          7.97%          61%
1993 ...................          (.951)           7.81           13.4%         118,433           1.02%          6.46%         157%
1994 ...................          (.493)           6.68           (8.3%)         90,593           1.01%          6.91%         204%
1995(d)(g) .............          (.468)           7.39           18.2%          93,701           1.02%          6.62%         200%
1996(d)(g) .............          (.473)           6.87            (.5%)         73,360           1.01%          6.54%         292%
1997(d)(g)

                         CORPORATE BOND FUND (CLASS B)

1993(b) ................   $      (.536)   $       7.84           (2.5%)   $      1,022           1.88%          5.16%         164%
1994(c) ................          (.431)           6.71           (9.0%)          3,878           1.85%          6.08%         204%
1995(c)(d)(g) ..........          (.405)           7.43           17.3%           5,743           1.85%          5.80%         200%
1996(c)(d)(g) ..........          (.413)           6.90           (1.4%)          7,303           1.85%          5.70%         292%
1997(d)(g)

                      LIMITED MATURITY BOND FUND (CLASS A)

1995(c)(d)(e)(g) .......   $      (.612)   $      10.66           13.0%    $      3,322            .84%          5.97%           4%
1996(c)(d)(g) ..........          (.733)          10.14            2.1%           4,938            .90%          6.97%         105%
1997(d)(g)

                      LIMITED MATURITY BOND FUND (CLASS B)

1995(c)(d)(e)(g) .......   $      (.524)   $      10.67           12.2%    $        752           1.71%          5.12%           4%
1996(c)(d)(g) ..........          (.636)          10.14            1.1%             761           1.88%          5.99%         105%
1997(d)(g)

                         U.S. GOVERNMENT FUND (CLASS A)

1988(c) ................   $       (.49)   $       4.81            6.2%    $      4,229           1.00%          9.83%         107%
1989(c) ................          (.458)           4.89           11.8%           4,551           1.11%          9.46%          52%
1990(c) ................          (.412)           4.93            9.8%           6,017           1.11%          8.60%          22%
1991(c) ................          (.408)           5.17           13.8%           7,319           1.11%          7.94%          41%
1992(c) ................          (.374)           5.04            5.0%           9,364           1.11%          7.22%         157%
1993(c) ................          (.654)           4.97           10.9%          10,098           1.10%          5.90%         153%
1994(c) ................          (.299)           4.35           (6.5%)          8,309           1.10%          6.47%         220%
1995(c)(d)(g) ..........           (.30)           4.97           21.9%          10,080           1.11%          6.41%          81%
1996(c)(d)(g) ..........          (.314)           4.71            1.3%           8,036            .65%          6.44%          75%
1997(d)(g)

                         U.S. GOVERNMENT FUND (CLASS B)

1993(b)(c) .............   $      (.387)   $       4.97           (1.4%)   $        140           1.61%          5.54%         114%
1994(c) ................          (.256)           4.35           (7.4%)            321           1.85%          5.76%         220%
1995(c)(d)(g) ..........          (.265)           4.97           20.9%             582           1.87%          5.69%          81%
1996(c)(d)(g) ..........          (.256)           4.71            .02%             661           1.86%          5.23%          75%
1997(d)(g)

                           HIGH YIELD FUND (CLASS A)

1996(c)(d)(h) ..........   $       (.45)   $      15.32            5.2%    $      2,780           1.54%          7.47%         168%
1997(d)(g)

                           HIGH YIELD FUND (CLASS B)

1996(c)(d)(h) ..........   $       (.41)   $      15.32            4.9%    $      2,719           2.26%          6.74%         168%
1997(d)(g)

                          MUNICIPAL BOND FUND (CLASS A)

1988(c) ................   $      (.894)   $       9.97            1.3%    $     17,814           1.00%          7.60%          83%
1989 ...................          (.723)           9.72            4.9%          19,898            .98%          7.47%          33%
1989(f) ................          (.624)           9.60            4.1%          20,426            .97%*         6.97%*         75%*
1990 ...................          (.638)           9.53            6.2%          20,566            .96%          6.75%          74%
1991 ...................          (.636)           9.97           11.7%          23,218            .89%          6.55%          38%
1992 ...................          (.612)          10.06            7.3%          28,608            .84%          6.07%          91%

                            See accompanying notes.

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

                                                         NET GAINS                                       DISTRI-
                            NET ASSET                   (LOSSES) ON                     DIVIDENDS        BUTIONS
                              VALUE          NET         SECURITIES     TOTAL FROM      (FROM NET         (FROM           RETURN
        FISCAL              BEGINNING     INVESTMENT    (REALIZED &     INVESTMENT      INVESTMENT       CAPITAL            OF
       YEAR END             OF PERIOD       INCOME      UNREALIZED)     OPERATIONS        INCOME)         GAINS)          CAPITAL
-----------------------   ------------   ------------   ------------    ------------    ------------    ------------    ------------
                    MUNICIPAL BOND FUND (CLASS A) (CONTINUED)

1993 ..................   $      10.06   $        .51   $       .702    $      1.212    $      (.514)   $      (.388)   $       --
1994 ..................          10.37            .47         (1.317)          (.847)          (.473)           --              --
1995(c)(d)(g) .........           9.05            .48           .891           1.371           (.481)           --              --
1996(c)(d)(g) .........           9.94            .45          (.215)           .235           (.455)           --              --
1997(d)(g)

                          MUNICIPAL BOND FUND (CLASS B)

1993(b) ...............   $      10.88   $        .10   $      (.128)   $      (.028)   $      (.094)   $      (.388)   $       --
1994(c) ...............          10.37            .35         (1.321)          (.971)          (.349)           --              --
1995(c)(d)(g) .........           9.05            .37           .902           1.272           (.372)           --              --
1996(c)(d)(g) .........           9.95            .33          (.215)           .115           (.335)           --              --
1997(d)(g)

                                   CASH FUND

1988(c) ...............   $       1.00   $       .061   $       --      $       .061    $      (.061)   $       --      $       --
1989(c) ...............           1.00           .070           --              .070           (.070)           --              --
1989(c)(f) ............           1.00           .069           --              .069           (.069)           --              --
1990(c) ...............           1.00           .073           --              .073           (.073)           --              --
1991 ..................           1.00           .051           --              .051           (.051)           --              --
1992(c) ...............           1.00           .028           --              .028           (.028)           --              --
1993(c) ...............           1.00           .023           --              .023           (.023)           --              --
1994 ..................           1.00           .033           --              .033           (.033)           --              --
1995(c)(d) ............           1.00           .049           --              .049           (.049)           --              --
1996(c)(d)(g) .........           1.00           .045           --              .045           (.045)           --              --
1997(d)(g)
                                              NET                                         RATIO OF          RATIO
                                             ASSET                         NET ASSETS     EXPENSES          OF NET
                              TOTAL           VALUE                          END OF          TO             INCOME         PORTFOLIO
        FISCAL               DISTRI-         END OF         TOTAL           PERIOD         AVERAGE         TO AVERAGE      TURNOVER
       YEAR END              BUTIONS         PERIOD        RETURN (A)      (THOUSANDS)    NET ASSETS       NET ASSETS        RATE
-----------------------   ------------    ------------   ------------     ------------   ------------     ------------     ---------
                    MUNICIPAL BOND FUND (CLASS A) (CONTINUED)

1993 ..................   $      (.902)   $      10.37           11.6%    $     32,115            .82%            4.92%         118%
1994 ..................          (.473)           9.05           (8.3%)         24,092            .82%            4.74%          88%
1995(c)(d)(g) .........          (.481)           9.94           15.5%          25,026            .86%            5.02%         103%
1996(c)(d)(g) .........          (.455)           9.72            2.5%          23,304            .78%            4.67%          54%
1997(d)(g)

                          MUNICIPAL BOND FUND (CLASS B)

1993(b) ...............   $      (.482)   $      10.37            (.2%)   $        106           2.89%            2.71%          90%
1994(c) ...............          (.349)           9.05           (9.5%)            760           2.00%            3.50%          88%
1995(c)(d)(g) .........          (.372)           9.95           14.3%           1,190           2.00%            3.90%         103%
1996(c)(d)(g) .........          (.335)           9.73            1.2%           1,510           2.01%            3.44%          54%
1997(d)(g)

                                   CASH FUND

1988(c) ...............   $      (.061)   $       1.00            6.3%    $     43,038           1.00%            6.10%        --
1989(c) ...............          (.070)           1.00            7.3%          46,625           1.00%            7.09%        --
1989(c)(f) ............          (.069)           1.00            7.1%          54,388           1.00%*           8.26%*       --
1990(c) ...............          (.073)           1.00            7.6%          65,018           1.00%            7.31%        --
1991 ..................          (.051)           1.00            5.2%          48,843            .96%            5.21%        --
1992(c) ...............          (.028)           1.00            2.8%          56,694           1.00%            2.75%        --
1993(c) ...............          (.023)           1.00            2.4%          71,870           1.00%            2.28%        --
1994 ..................          (.033)           1.00            3.4%          58,102            .96%            3.24%        --
1995(c)(d) ............          (.049)           1.00            5.0%          38,158           1.00%            5.00%        --
1996(c)(d)(g) .........          (.045)           1.00            4.6%          45,331           1.01%            4.47%        --
1997(d)(g)

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                    1988      1989        1990       1991       1992      1993      1994     1995       1996    1997
                                   -----     -----       -----      -----      -----     -----     -----    -----      -----   -----
Corporate Bond          Class A      N/A       N/A         N/A        N/A        N/A       N/A       N/A      N/A        N/A
                        Class B      N/A       N/A         N/A        N/A        N/A       N/A     2.00%    2.19%      2.05%
U.S. Government         Class A    1.31%     1.37%       1.34%      1.24%      1.20%     1.20%     1.20%    1.22%      1.17%
                        Class B      N/A       N/A         N/A        N/A        N/A     1.75%     2.91%    3.70%      3.26%
Limited Maturity Bond   Class A      N/A       N/A         N/A        N/A        N/A       N/A       N/A    1.04%      1.40%
                        Class B      N/A       N/A         N/A        N/A        N/A       N/A       N/A    2.12%      2.60%
High Yield              Class A      N/A       N/A         N/A        N/A        N/A       N/A       N/A      N/A      2.11%
                        Class B      N/A       N/A         N/A        N/A        N/A       N/A       N/A      N/A      2.83%
Municipal Bond          Class A    1.03%       N/A         N/A        N/A        N/A       N/A       N/A    0.86%       .78%
                        Class B      N/A       N/A         N/A        N/A        N/A       N/A     2.32%    2.45%      2.19%
Cash                               1.04%     1.13%**     1.01%        N/A      1.03%     1.03%       N/A    1.04%      1.01%
                                             1.03%***

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Fund was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Effective December 31, 1989, the fiscal year ends of Municipal Bond and Cash Funds were changed from January 31 and February 28, respectively, to December 31. The information presented in the table above for the fiscal year ended December 31 represents 11 months of performance for Municipal Bond Fund and 10 months of performance for Cash Fund. The data for years 1988 and 1989, are for the fiscal year ended January 31 for Municipal Bond Fund and for the fiscal year ended February 28 for Cash Fund.

(g) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows: 1995 1996 1997
                                              1995      1996       1997
                                              -----     -----     -----
         Corporate Bond           Class A     1.02%     1.01%
                                  Class B     1.85%     1.85%
         U.S. Government          Class A     1.10%     0.64%
                                  Class B     1.85%     1.85%
         Limited Maturity Bond    Class A     0.81%     0.87%
                                  Class B     1.65%     1.85%
         Municipal Bond           Class A     0.85%     0.77%
                                  Class B     2.00%     2.00%
         Cash                                 1.00%     1.00%

(h) Security High Yield Fund was initially capitalized on August 5, 1996 with a net asset value of $15.00 per share. Percentage amounts for the period have been annualized, except for total return.

  *Percentage amounts for the period, except total return, have been annualized. **This information represents the expense ratio absent reimbursements for the period February 1, 1989 through December 31, 1989.
***This information represents the expense ratio absent reimbursements for the fiscal year ended February 28, 1989.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

   Security Income, Municipal Bond and Cash Funds are diversified open-end management investment companies, which were organized as Kansas corporations on September 9, 1970, July 14, 1981, and March 21, 1980, respectively. Each of the Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and High Yield Fund, series of Security Income Fund, and Security Municipal Bond Fund and Cash Fund (collectively, "the Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, the investment objective and policies of each Fund may be changed by the Board of Directors of the Funds without the approval of stockholders. However, stockholders will be given 30 days written notice of any such change. If a change in investment objective is made, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

   Each of the Funds is also subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities (for Cash, Municipal Bond and High Yield Funds, this limitation applies only with respect to 75 percent of the value of its total assets), purchase more than 10 percent of the outstanding voting securities of any one issuer or invest 25 percent or more of its total assets in any one industry. The Municipal Bond Fund will not invest more than 20 percent of its assets in securities that are not tax-exempt securities, except for temporary defensive purposes. In addition, the full text of the investment policy limitations of each Fund is set forth in the Funds' Statement of Additional Information.

   Each of the Funds may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Funds may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

SECURITY INCOME FUND

   Security Income Fund ("Income Fund") is a series investment company, with each Series representing a different investment objective and having its own identified assets and net asset values. The investment objectives of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are each described below.

CORPORATE BOND FUND

   The investment objective of Corporate Bond Fund is to preserve capital while generating interest income. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage backed securities ("MBSs"). Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

   Corporate Bond Fund will invest primarily in corporate debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================
   Corporate Bond Fund may invest up to 25 percent of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment
Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

   The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

   The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

   The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Fund will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

   The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   Corporate Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors." It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

LIMITED MATURITY BOND FUND

   The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage backed securities ("MBSs"); and
(viii) investment grade asset-backed securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65 percent of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 2 to 10 years. It will not exceed 10 years.

   Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics as described under "Investment Methods and Risk Factors"--"Baa or BBB Securities."

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                                       5
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SECURITY FUNDS
PROSPECTUS
================================================================================
   The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will not hold more than 25 percent of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P, and such securities are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

   For the year ended December 31, 1997, the dollar weighted average of Limited Maturity Bond Fund's holdings (excluding equities) had the following credit quality characteristics.

                                   PERCENT OF
INVESTMENT                         NET ASSETS
---------                          ----------
U.S. Government and
  Government Agency Securities.......    0%
Cash and other Assets, Less
  Liabilities........................     %
Rated Fixed Income Securities
  AAA................................     %
  AA.................................     %
  A..................................     %
  Baa/BBB............................     %
  Ba/BB..............................     %
  B..................................     %
  Caa/CCC............................    0%
Unrated Securities Comparable in
  Quality to A.......................    0%
  Baa/BBB............................    0%
  Ba/BB..............................    0%
  B..................................    0%
  Caa/CCC............................    0%
                                       ---
                                       100%

The foregoing table is intended solely to provide disclosure about Limited Maturity Bond Fund's asset composition for the year ended December 31, 1997. The asset composition after this may or may not be approximately the same as shown above.

   The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

   The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Fund's net assets. For a discussion of the risks associated with foreign securities, see "Investment Methods and Risk Factors."

   The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" -- "U.S. Government Securities."

   Limited Maturity Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 15 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

   The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. The Fund will hold less than 25 percent of its net assets in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

   The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

   The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   Limited Maturity Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of

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                                       6
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SECURITY FUNDS
PROSPECTUS
================================================================================
customary settlement periods for the type of security involved. See "Investment Methods and Risk Factors."

   From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

   The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. Under normal circumstances, the Fund will invest at least 80 percent of the value of its total assets in U.S. Government securities. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Practices" -- "U.S. Government Securities."

   From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association ("GNMA") certificates, or "Ginnie Maes," which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans' Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Ginnie Mae certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Ginnie Mae certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments generally will be used to purchase additional Ginnie Mae certificates or other U.S. Government securities. Although the Fund invests in securities guaranteed by GNMA and backed by the U.S. Government, neither the value of the Fund's portfolio nor the value or yield of its shares is so guaranteed. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments, including deposits and bankers' acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities.

   The potential for appreciation in GNMAs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of GNMA certificates occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

   While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less.

   The Fund may invest in other mortgage backed securities (MBSs) as discussed under "Investment Methods and Risk Factors" -- "Mortgage Backed Securities and Collateralized Mortgage Obligations." MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, and securities issued by private issuers. The Fund may not invest more than 20 percent of the value of its total assets in MBSs issued by private issuers.

   The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

   1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

   2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

   3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

   4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

   These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund stockholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================
HIGH YIELD FUND

   The investment objective of the High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds");
(ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. The Fund may also invest up to 35 percent of its assets in common stocks (which may include ADRs), warrants and rights. Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in high-yielding, high risk debt securities.

   High Yield Fund may invest up to 100 percent of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Included in the debt securities which the High Yield Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

   For the year ended December 31, 1997, the dollar weighted average of High Yield Fund's holdings (excluding equities) had the following credit quality characteristics.

                                   PERCENT OF
INVESTMENT                         NET ASSETS
----------                         ----------
U.S. Government Securities...........    0%
Cash and other Assets, Less
  Liabilities........................     %
Rated Fixed Income Securities
  Ba/BB..............................     %
  B..................................     %
  D..................................     %

Unrated Securities Comparable in
  Quality to A.......................    0%
  Baa/BBB............................    0%
  Ba/BB..............................    0%
  B..................................    0%
  Caa/CCC............................    0%
                                     -----
                                     100.0%

The foregoing  table is intended solely to provide  disclosure  about High Yield
Fund's asset composition for the year ended December 31, 1997. The asset composition after this may or may not be approximately the same as shown above.

   The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25 percent of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

   The Fund may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMO's). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest only" (IO) or "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Fund will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

   The Fund may also invest in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar

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                                       8

SECURITY FUNDS
PROSPECTUS
================================================================================
to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

   The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" - "U.S. Government Securities."

   The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   The High Yield Fund may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Fund's policy that not more than 10 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

   The High Yield Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3 percent of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these investment practices.

   The Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Funds net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25 percent of the Fund's net assets. See the discussion of "Options, Futures and Forward Currency Transactions," and "Swaps, Caps, Floors and Collars" under "Investment Methods and Risk Factors."

   From time to time, the High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

SECURITY MUNICIPAL BOND FUND

   The investment objective of Municipal Bond Fund is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital. Municipal Bond Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from federal income taxes. Under normal circumstances, at least 80 percent of the Fund's net assets will be invested in municipal obligations the interest on which is exempt from regular federal income tax. A portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax.

   The securities in which the Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities (and may include certain private activity bonds the interest on which is subject to the alternative minimum tax). These securities are referred to as "municipal securities."

   Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

   The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special

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                                       9

SECURITY FUNDS
PROSPECTUS
================================================================================
excise or specific revenue source. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax. Municipal Bond Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of a private corporation or other entity which has, including predecessors, less than three years' operational history.

   There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Municipal Bond Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

   As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

   Municipal Bond Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

   The Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is, securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB) or Fitch (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Sub-Adviser, Salomon Brothers Asset Management Inc. ("Salomon Brothers"), the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Municipal Bond Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20 percent of the Fund's total assets would be invested in such unrated municipal securities.

   With respect to rated securities, there is no percentage limitation on the amount of the Fund's assets which may be invested in securities within any particular rating classification, but the Fund anticipates that it will invest no more than 25 percent of its total assets in securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch. A description of the ratings is contained in Appendix B to this Prospectus. Such securities have speculative characteristics as discussed under "Investment Methods and Risk Factors."

   If the Fund holds a security whose rating drops below Baa or BBB, Salomon Brothers will reevaluate the credit risk presented by the security in light of current market conditions and determine whether to retain or dispose of such security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5 percent of its net assets.

   Municipal Bond Fund invests primarily in municipal bonds with maturities greater than one year. It is expected that the Fund's average portfolio maturity under normal circumstances will be in the 15- to 25-year range. Municipal Bond Fund also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable will be short-term municipal securities. Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity, to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, investments

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in short-term  municipal  securities  will represent less than 20 percent of the
Fund's total assets.

   From time to time, on a temporary basis, Municipal Bond Fund may invest in fixed income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20 percent of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding shares. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, corporate obligations rated AAA or AA by S&P or Fitch or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker-dealers.

   The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   From time to time, Municipal Bond Fund may purchase municipal securities on a when-issued or delayed delivery basis. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. For further information regarding when-issued purchases, see "Investment Methods and Risk Factors" and the Funds' Statement of Additional Information.

   Municipal Bond Fund may also purchase from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which Municipal Bond Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security. In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service. Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by Tax-Exempt Fund. For further information regarding puts and stand-by commitments, see the Funds' Statement of Additional Information.

   The Municipal Bond Fund may purchase or sell futures contracts (a type of derivative) on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. The Fund may use futures contracts to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. Currently at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves to right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. For further information regarding futures contracts, see "Investment Methods and Risk Factors" and the Fund's Statement of Additional Infomration.

SECURITY CASH FUND

   The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund will attempt to achieve its objective by investing at least 95 percent of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5 percent of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which the Fund may invest consist of the following:

   U.S. Government Securities -- Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

   Bank Obligations -- Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

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   Corporate  Obligations -- Commercial  paper issued by corporations  and rated
Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

   Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95 percent of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by Cash Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5 percent of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime 2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to investments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to this Prospectus for a description of the principal types of securities and instruments in which Cash Fund will invest as well as a description of the above mentioned ratings.

   Cash Fund may not invest more than 5 percent of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5 percent limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund has outstanding at any time not more than one such investment. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

   Cash Fund will invest in money market instruments of varying maturities (but no longer than thirteen months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund intends to maintain a dollar-weighted average maturity in its portfolio of not more than 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

   Cash Fund may acquire one or more of the types of securities listed above subject to repurchase agreement. Not more than 10 percent of the Fund's total assets may be invested in illiquid assets, which include repurchase agreements with maturities of over seven days. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

   Cash Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 10 percent of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

INVESTMENT METHODS AND RISK FACTORS

   Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objective and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities

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and instruments or use such techniques.  Also included is a general  description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.

INVESTMENT VEHICLES

   BAA OR BBB SECURITIES -- Certain of the Funds may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P and Fitch at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P and Fitch. Bonds rated Baa by Moody's or BBB by S&P and Fitch have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Corporate Bond, Limited Maturity Bond and High Yield Funds may invest in higher yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with Lower-Rated Debt Securities (Junk Bonds)."

   U.S. GOVERNMENT SECURITIES -- Each of the Funds may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.

   CONVERTIBLE SECURITIES AND WARRANTS -- Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

   MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

   Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their

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mortgages faster than expected,  thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are
guaranteed  by  the  agency  or   instrumentality,   and  some,   such  as  GNMA
certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

   ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

   WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

   RESTRICTED SECURITIES (RULE 144A SECURITIES) -- Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933.

   The High Yield Fund may purchase restricted securities, including securities that are not eligible for resale pursuant to Rule 144A. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

   The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method

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of  soliciting  offers and the  mechanics of  transfer).  Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

   SOVEREIGN DEBT. Certain of the Funds may invest in sovereign debt securities of emerging market governments, including Brady Bonds, provided they are denominated in U.S. dollars. Sovereign debt securities are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

   The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Investment Manager intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

   In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

   The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

   Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing

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certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

   BRADY BONDS. Certain of the Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Fund investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

   The High Yield Fund may invest only in collateralized Brady Bonds, denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

   LOAN PARTICIPATIONS AND ASSIGNMENTS. The High Yield Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). Certain of the Fund's investments in Loans in emerging markets are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

   In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

   The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

   ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes

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(see  "Taxes"  in the  Statement  of  Additional  Information),  the Fund may be
required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

   REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.

   The High Yield Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

   The High Yield Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT METHODS

   BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

   From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and the High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. High Yield Fund may borrow up to 33 1/3 percent; Limited Maturity Bond, Municipal Bond and Cash Funds may each borrow up to 10 percent; and Corporate Bond and U.S. Government Fund may borrow up to 5 percent of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

   OPTIONS AND FUTURES TRANSACTIONS -- In seeking to protect against interest rate changes that are adverse to its present or prospective positions, the High Yield Fund may employ certain risk management practices involving the use of options and futures contracts and options on futures contracts on U.S. and foreign government securities. The Municipal Bond Fund may employ the use of futures contracts on U.S. government securities and municipal bond indices. The High Yield Fund also may enter into interest rate and index swaps and purchase or sell related caps, floors and collars. Investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments: Options and Futures Strategies" in

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the Statement of Additional Information. There can be no assurance that a Fund's risk management practices will succeed.

   Certain Funds may purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Fund will cause its custodian to segregate cash or liquid securities having a value sufficient to meet the Fund's obligations under the option. The Funds also may enter into interest rate futures contracts and purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC"). The Funds will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Fund may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information.

   SWAPS, CAPS, FLOORS AND COLLARS -- High Yield Fund may enter into interest rate and index swaps, and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay.

   Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

   The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

   AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The High Yield Fund may invest in sponsored ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

   LENDING OF PORTFOLIO SECURITIES -- Certain Funds may lend securities to broker-dealers, institutional investors, or other persons to earn income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Fund could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

RISK FACTORS

   GENERAL RISK FACTORS -- Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

   FOREIGN INVESTMENT RISK -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

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   RISKS  ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS -- Certain of the Funds
may invest in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in a Fund making such investments should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Fund could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

   The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Investments may also be made in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

   The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of SEC action, the portfolio securities of a Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

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   The market value of lower quality debt securities tend to reflect  individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

   Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

   The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

MANAGEMENT OF THE FUNDS

   The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company which is ultimately controlled by Security Benefit Life Insurance Company, a life insurance company with over $7.4 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Equity, Growth and Income, and Ultra Funds and SBL Fund. The Investment Manager currently manages approximately $____ billion in assets.

   The Investment Manager has engaged Salomon Brothers Asset Management Inc. ("Salomon Brothers"), 7 World Trade Center, New York, NY 10048, to provide investment advisory services to the Municipal Bond Fund. Salomon Brothers is a wholly-owned subsidiary of

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                                       20
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SECURITY FUNDS
PROSPECTUS
================================================================================
Salomon Brothers Holding Company, Inc., which is wholly-owned by Salomon Smith Barney Holdings, Inc., which is, in turn, wholly-owned by Travelers Group, Inc. Salomon Brothers was incorporated in 1987 and together with Salomon Brothers affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of investment advisory services to various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies. Currently Salomon Brothers and its affiliates manage approximately $26.6 billion in assets.

   Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager manages the Fund portfolios in accordance with each Fund's stated investment objective and policies and makes all investment decisions. As to the Municipal Bond Fund, the Investment Manager supervises the management of the Fund's portfolio by the Sub-Adviser, Salomon Brothers. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Cash Fund exceed one percent of each Fund's average net assets for the year. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager has agreed that total expenses of Municipal Bond Fund (including for any fiscal year, the management fee, but excluding interest, taxes, extraordinary expenses and Class A and Class B distribution fees) shall not exceed one percent of the Fund's average net assets for the year. The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its management services, the Investment Manager receives on an annual basis, .5 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, Municipal Bond and Cash Funds and .6 percent of the average daily net assets of the High Yield Fund, computed on a daily basis and payable monthly.

   The Investment Manager also acts as the administrative agent for the Funds, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds and .045 percent of the average daily net assets of Cash Fund, calculated daily and payable monthly. The Investment Manager also acts as the transfer agent and dividend disbursing agent for the Funds. The Funds' expenses include fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, Class B distribution fees and extraordinary expenses approved by the Board of Directors of the Funds.

   Like other mutual funds, as well as other financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing its administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because for the way date fields were encoded.

   The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure of any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

   Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a

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                                       21
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SECURITY FUNDS
PROSPECTUS
================================================================================
material  adverse  impact on the  operations  of the  Funds  and the  Investment
Manager.

   The Year 2000 problem is expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry and degree of technological sophistication. The Funds and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

   For the year ended December 31, 1997, the total expenses, as a percentage of average net assets, were ___ percent for Class A and ___ percent for Class B shares of Corporate Bond Fund; ___ percent for Class A and ___ percent for Class B shares of U.S. Government Fund; ___ percent for Class A and ___ percent for Class B shares of Limited Maturity Bond Fund; ___ percent of Class A shares and ___ percent of Class B shares of High Yield Fund; ___ percent for Class A shares and ___ percent for Class B shares of Municipal Bond Fund; and ___ percent for Cash Fund.

PORTFOLIO MANAGEMENT

   The Corporate Bond, Limited Maturity Bond, U.S. Government Bond, High Yield, Municipal Bond and Cash Funds are managed by the Investment Manager's Fixed Income Team with certain portfolio managers being responsible for the day-to-day management of each particular Fund. Steve Bowser, Second Vice President and Portfolio Manager, and David Eshnaur, Assistant Vice President and Portfolio Manager of the Investment Manager, have day-to-day responsibility for managing Corporate Bond and Limited Maturity Bond Funds. Mr. Bowser has managed the Funds since June 1997 and Mr. Eshnaur has managed the Funds since January 1998. Mr. Bowser also has day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank, Vice President and Portfolio Manager of the Investment Manager, and David Eshnaur have day-to-day responsibility for managing the High Yield Fund. Mr. Swank has managed the Fund since its inception in 1996 and Mr. Eshnaur has managed the Fund since July 1997. Municipal Bond Fund is managed by Marybeth Whyte of Salomon Brothers. Ms. Whyte has had day-to-day responsibility for managing the Fund since May 1998.

   Mr. Bowser joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

   David Eshnaur is Assistant Vice President and Portfolio Manager of the Investment Manager. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

   Tom Swank has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

   Marybeth Whyte is a Senior Portfolio Manager at Salomon Brothers. Prior to joining Salomon Brothers in 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International, where her responsibilities included actively managing and advising portfolios with assets of approximately $1.3 billion. Ms. Whyte was a member of the Fixed Income Investment Policy Committee at Fiduciary Trust Company International. Ms.
Whyte's previous experience includes managing high net worth individual portfolios, mutual funds and pension funds while employed by U.S. Trust Company and Bernstein-Macaulay Inc. Ms. Whyte received a Bachelor of Arts in Psychology from S.U.N.Y Oneonta and an M.B.A. in Finance from Bernard M. Baruch College.

HOW TO PURCHASE SHARES

   As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

   As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.

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                                       22
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SECURITY FUNDS
PROSPECTUS
================================================================================
CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, HIGH YIELD AND MUNICIPAL BOND FUNDS

   Security Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Corporate Bond,
   Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds. Shares of these Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor may make shares of these Funds available to their customers. The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

   Orders for the purchase of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

   Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS

   Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds offer two classes of shares:

   CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year.) See Appendix C on page 44 for a discussion of possible reductions in the front-end sales charge.

   CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

   The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

   Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

   Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value plus an initial sales charge as follows:

                                                   SALES CHARGE
                                  ----------------------------------------------
  AMOUNT OF                         APPLICABLE      PERCENTAGE OF    PERCENTAGE
 PURCHASES AT                      PERCENTAGE OF      NET AMOUNT     REALLOWABLE
OFFERING PRICE                    OFFERING PRICE       INVESTED      TO DEALERS
--------------                    --------------    -------------    -----------
Less than $50,000.................     4.75%            4.99%           4.00%
$50,000 but less than $100,000....     3.75%            3.90%           3.00%
$100,000 but less than $250,000...     2.75%            2.83%           2.20%
$250,000 but less than $1,000,000.     1.75%            1.78%           1.40%
$1,000,000 and over...............     None             None         (See below)

   Purchases of Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 25.

   The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

   The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of Municipal Bond Fund and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of such Funds. Such services include assisting stockholders in changing account options or enrolling in specific plans, and providing

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                                       23
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SECURITY FUNDS
PROSPECTUS
================================================================================
stockholders with information regarding the Funds and related developments.

   Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Municipal Bond, Equity, Asset Allocation, Global, Social Awareness, Value, Ultra and Growth and Income Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5 million and .30 percent for amounts of $5,000,000 or more.

SECURITY INCOME AND MUNICIPAL BOND FUNDS' CLASS A DISTRIBUTION PLANS

   In addition to the sales charge deducted from Class A shares at the time of purchase, each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. Each Fund's Plan permits payments to be made by these Funds to the Distributor, to finance various activities relating to the distribution of their Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Funds.

   Under each Fund's Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds' Class A shares. The distribution fee is charged to each Fund in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds to finance joint distribution activities, for example joint advertisements, and the costs of such joint activities will be allocated among the Funds on a fair and equitable basis, including on the basis of the relative net assets of their Class A shares.

   Each Class A Distribution Plan authorizes payment by the Class A shares of these Funds of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

   In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Funds' books to obtain certain administrative services for the Funds' Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds. Other promotional activities which may be financed pursuant to the Plans include (i) informational meetings concerning these Funds for registered representatives interested in selling shares of the Funds and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of these Funds by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Funds' Statement of Additional Information.

   Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds' Class A Distribution Plan may be terminated at any time by vote of the directors of Income Fund or Municipal Bond Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares. In the event the Class A
Distribution Plans are terminated by the Funds' Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plans up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES

   Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

   Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

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                                       24
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SECURITY FUNDS
PROSPECTUS
================================================================================
       YEAR SINCE PURCHASE WAS MADE     CONTINGENT DEFERRED SALES CHARGE
       ----------------------------     --------------------------------
         First ....................                    5%
         Second ...................                    4%
         Third ....................                    3%
         Fourth ...................                    3%
         Fifth ....................                    2%
         Sixth and following ......                    0%

   Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

   Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Each Fund's Plan provides for payments at an annual rate of
1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

   NASD Rules limit the aggregate amount that each of the Funds may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

   Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

   Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

   The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as

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defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge, (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of
the  Funds  pursuant  to  a  systematic   withdrawal  program.  See  "Systematic
Withdrawal Program," page 33 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

   The Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or outside the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

   The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

   In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

   The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.

CASH FUND

   Shares of Cash Fund are offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL

    (a)  A check or negotiable bank draft should be sent to:

         Security Cash Fund
         P.O. Box 2548
         Topeka, Kansas 66601

    (b)  Make check or draft payable to "SECURITY CASH FUND."

    (c) For initial investment include a completed investment application found on page 42 of this prospectus.

2.  BY WIRE

    (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

    (b) For an initial investment, you must also send a completed investment application to the Fund.

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3.  THROUGH BROKER/DEALERS

   Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

   Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

   The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Cash Fund during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Currently, service fees are paid on the aggregate value of Cash Fund accounts opened after July 31, 1990, at the following annual rate: .25 percent of aggregate net asset value for amounts of $1,000,000 or more.

PURCHASES AT NET ASSET VALUE

   Class A shares of Corporate Bond, Limited Maturity Bond Fund, U.S. Government, High Yield and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

   Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

TRADING PRACTICES AND BROKERAGE

   The portfolio turnover rate for the Corporate Bond, U.S. Government and Municipal Bond Funds, respectively, for the fiscal year ended December 31, 1997, was as follows: Corporate Bond Fund - ___ percent; U.S. Government fund - ___ percent; Limited Maturity Bond Fund - ___ percent; High Yield Fund - ___ percent; Municipal Bond Fund - ___ percent. The Corporate Bond and Limited Maturity Bond Funds' portfolio turnover rate generally is expected to be less than 100 percent, and that of the U.S. Government Fund may exceed 100 percent, but is not expected to do so. The portfolio turnover rate for the High Yield Fund may exceed 100 percent but it is generally not expected to exceed 150 percent. Higher portfolio turnover subjects a fund to increased brokerage costs and may, in some cases, have adverse tax effects on a fund or its stockholders.

   Cash Fund is expected to have a high portfolio turnover rate due to the short maturities of its portfolio securities; this should not, however, affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

   Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Fund. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice,

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consider sales of shares of the Fund in the selection of a broker.

   Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of aggregated transactions.

HOW TO REDEEM SHARES

   A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

   Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, LLC, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

   The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of the Investment Manager, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

   Cash Fund offers redemption by check. If blank checks are requested on the Checking Privilege Request Form, the Fund will make a supply available. Such checks may be drawn in any amount of $100 or more. When a check is presented to Cash Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days. The availability of checkwriting privileges may encourage multiple redemptions on an account. Whenever multiple redemptions occur, the difficulty of monitoring the shareholder's cost basis in his or her investment increases.

   In addition to the foregoing redemption procedures, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

   At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

   Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

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TELEPHONE REDEMPTIONS

   Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and
403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any telephone redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

   During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described in "How to Redeem Shares" on page 28.

DIVIDENDS AND TAXES

   It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to pay dividends from net investment income monthly. It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of these Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by these Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may also request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

   Each of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds (series of Income Fund), is to be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses, of that series.

   The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. See the "Statement of Additional Information" for further details. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here and in the Statement of Additional Information is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Fund were

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unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

   Cash Fund's policy is to declare daily dividends of all of its net income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the last business day of each month at the net asset value on that date. If cash payment of dividends is desired, investors may so indicate in the appropriate section of the Cash Fund application and checks will be mailed within five business days after the beginning of the month. Confirmation of Cash Fund dividends will be sent quarterly, and confirmations of purchases and redemptions will be sent monthly. The amount of dividends may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

   The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

   Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and makes federal income tax upon income and capital gains generated by a Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

   Municipal Bond Fund intends to qualify to pay "exempt interest dividends" to its stockholders. Municipal Bond Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Municipal Bond Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. The Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

   Although exempt-interest dividends paid by the Municipal Bond Fund will be excluded by shareholders of the Fund from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be
(i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security or railroad retirement benefits are taxable. Moreover, the receipt of exempt-interest dividends from the Fund affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

   The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of obligations issued by that state or its political subdivisions and instrumentalities.

   To the extent that Municipal Bond Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered taxable ordinary income for federal income tax purposes. Such dividends do not qualify for the dividends-received deduction for corporations. Distributions by Municipal Bond Fund, if any, of net long-term capital gains in excess of net short-term capital losses from the sale of securities are taxable to stockholders as long-term capital gain regardless of the length of time the stockholder has owned Fund shares. Furthermore, a loss realized by a stockholder on the redemption, sale or exchange of shares of Municipal Bond Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the amount of such exempt-interest dividends if such shares have been held by the stockholder for six months or less.

   Distributions of net investment income and realized net short-term capital gain by Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain", depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax

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SECURITY FUNDS
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rate of 20%; "28% Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long shareholder has held Fund shares. Since Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses.

   At December 31, 1997, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds, respectively, had accumulated net realized losses on sales of investments in the following amounts: $__________, $_______, $________, $______ and $__________.

   Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

   Advice as to each year's taxable dividends and distributions, if applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Funds.

   The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

   Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally ten to fifteen percent) or to exemptions from tax. If applicable, the Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporation, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The determination is made by dividing the value of the portfolio securities of each Fund plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Fund.

   Securities which are listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

   Valuations of Municipal Bond Fund's municipal securities are supplied by a pricing service approved by the Board of Directors. Valuations furnished by the pricing service are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are not readily available (which are expected to constitute the majority of Municipal Bond Fund's portfolio securities) are valued by the pricing service considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

   U.S. Government Fund values U.S. Government securities at market value, if available. If market quotations are not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at fair prices based on market quotations for securities of similar type, yield, quality and duration.

   The securities held by Cash Fund are valued on the basis of the amortized cost valuation technique which does not take into account unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. A similar procedure may be used for valuing securities held by the U.S. Government and Municipal Bond Funds having 60 days or less remaining to maturity, with the value of the security on the 61st day being used rather than cost.

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   Because the expenses of distribution are borne by Class A shares of Corporate
Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds through a front-end sales charge and by Class B shares of such Funds through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

PERFORMANCE

   The Funds may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield" for each of the Funds, "effective yield" for Cash Fund, "taxable-equivalent yield" for Municipal Bond Fund and "average annual total return" and "aggregate total return" for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds.

   For Cash Fund, yield is calculated by measuring the income generated by a hypothetical investment in the Fund over a seven-day period. This income is then annualized by assuming that the amount of income generated over the seven-day period is generated each week over a 52-week period and is shown as a percentage of the investment.

   Cash  Fund's   effective  yield  will  be  calculated   similarly  but,  when
annualized, income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

   With respect to Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds, yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.

   Municipal Bond Fund's taxable-equivalent yield begins with that portion of the Fund's yield which is tax-exempt (determined using the same general formula used to calculate yield), which is then adjusted by an amount necessary to give the taxable yield equivalent to the tax-exempt yield at a stated income tax rate, and added to that portion of the Fund's yield, if any, which is not tax-exempt.

   Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund over periods of one, five and ten years (up to the life of the Fund). Such average annual total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

   Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

   In addition, total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

   Quotations of performance reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

   In connection with communicating performance to current or prospective stockholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds will include performance data for both Class A and Class B shares of the Funds in any advertisement or report including performance data of the Fund.

   For a more detailed description of the methods used to calculate performance, see the Funds' Statement of Additional Information.

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STOCKHOLDER SERVICES

ACCUMULATION PLAN

   An investor in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

   Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Fund shares as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling (785) 431-3127 or (800) 888-2461, extension 3127.

SYSTEMATIC WITHDRAWAL PROGRAM

   Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will only be allowed if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

   A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 25. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE

   Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Growth and Income, Equity, Global, Asset Allocation, Social Awareness, Value, Ultra, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

   For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

   Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds are made at net asset value without a front-end sales charge if (1) the shares have been owned for not less than 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior exchange from a Security Fund which assessed a sales charge on the original purchase, or (3) the shares were acquired as a result of the reinvestment of dividends or capital gains distributions. Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds, other than those described above, are made at net asset value plus the sales charge described in the prospectus of the other Security Fund being acquired, less the sales charge paid on the shares of these Funds at the time of original purchase.

   Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would

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SECURITY FUNDS
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================================================================================
be charged such stockholder if he or she were purchasing for cash.

   Stockholders should contact the Fund before requesting an exchange in order to ascertain whether any sales charges are applicable to the shares to be exchanged. In effecting the exchanges of Fund shares, the Investment Manager will first cause to be exchanged those shares which would not be subject to any sales charges.

   Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

   To  exchange  shares  by  telephone,   a  stockholder  must  hold  shares  in
non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

   A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

   In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds.

RETIREMENT PLANS

   The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

   The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance of an indefinite number of shares of capital stock in one or more classes or series, and the Articles of Incorporation of Cash Fund provide for the issuance of an indefinite number of shares of capital stock in one or more series.

   Income Fund has authorized capital stock of $1.00 par value. Its shares are currently issued in seven series, Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Total Return Fund, Global Asset Allocation Fund and Global High Yield Fund. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

   Municipal Bond and Cash Funds have authorized capital stock of $0.10 par value per share.

   Each of the Funds (except Cash Fund) currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation.

   When issued and paid for, each Fund's shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

   On certain matters, such as the election of directors, all shares of each series of Income Fund vote together, with each share having one vote. On other matters affecting a

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particular series,  such as the Investment  Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

   The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of a Fund's outstanding shares.

   Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in this prospectus relating to another of the Funds. The Board of Directors of the Funds has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

   Stockholders who have questions concerning their account or wish to obtain additional information may write to the Security Funds at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

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SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
================================================================================
APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

   The types of instruments that will form the major part of Cash Fund's investments are described below:

   U.S. GOVERNMENT SECURITIES. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

   Some U.S.  Government  securities,  such as  Treasury  bills and  bonds,  are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

   U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

   CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

   COMMERCIAL PAPER. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

   BANKER'S ACCEPTANCES. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

   A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                APPENDIX A (CONTINUED)
================================================================================
which make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

   C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

   AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C -- The rating C is reserved for income bonds in which no interest is being paid.

   D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

   NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX B
================================================================================
APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

   The following are summaries of the ratings used by Moody's, Standard & Poor's and Fitch's applicable to permitted investments of Municipal Bond Fund:

MOODY'S INVESTORS SERVICE, INC.*

   Aaa -- Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S CORPORATION**

   AAA -- Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

   AA -- Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

   A -- Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

   BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

FITCH INVESTORS SERVICE, INC.

   AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

   A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   NOTE: Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                APPENDIX B (CONTINUED)
================================================================================
RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE

   The following ratings apply to short-term municipal notes and loans:

   MIG 1 -- Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broadbased access to the market for refinancing, or both.

   MIG 2 -- Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

   The following ratings apply to both commercial paper and municipal paper:

   PRIME-1 -- Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

   PRIME-2 -- Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S CORPORATION

   The following ratings apply to short-term municipal notes:

   AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

   AA -- Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.

   The following ratings apply both to commercial paper and municipal paper:

   A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong.

   A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

FITCH INVESTORS SERVICE

   The following ratings apply to commercial paper:

   F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1 -- Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

   F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

 *Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

**Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX C
================================================================================
APPENDIX C

REDUCED SALES CHARGES
CLASS A SHARES

   Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds alone or in combination with Class A shares of certain other Security Funds.

   For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

   To reduce sales charges on purchases of Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

   Rights of accumulation also apply to purchases representing a combination of the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond, Growth and Income, Equity, Global, Asset Allocation, Social Awareness, Value or Ultra Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

   A Purchaser of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Security Equity, Global, Asset Allocation, Social Awareness, Value, Growth and Income or Ultra Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

   A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE

   Stockholders  who redeem  their  Class A shares of  Corporate  Bond,  Limited
Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Security Growth and Income, Equity, Global, Asset Allocation, or Ultra Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.

   The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECURITY INCOME FUND

   o   CORPORATE BOND SERIES

   o   LIMITED MATURITY BOND SERIES

   o   U.S. GOVERNMENT SERIES

   o   HIGH YIELD SERIES

SECURITY MUNICIPAL BOND FUND
(formerly Security Tax-Exempt Fund)

SECURITY CASH FUND



STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1998

RELATING TO THE PROSPECTUS DATED MAY 1, 1998,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

(785) 431-3127
(800) 888-2461

--------------------------------------------------------------------------------

INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

DISTRIBUTOR
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SECURITY INCOME FUND

SECURITY MUNICIPAL BOND FUND
(formerly Security Tax-Exempt Fund)

SECURITY CASH FUND

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                   May 1, 1998

                 (RELATING TO THE PROSPECTUS DATED MAY 1, 1998,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

   This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 1998, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.

                                TABLE OF CONTENTS

                                                                            Page

General Information.......................................................    1
Investment Objectives and Policies of the Funds...........................    2
  Security Income Fund....................................................    2
    Corporate Bond Fund...................................................    2
    Limited Maturity Bond Fund............................................    3
    U.S. Government Fund..................................................    5
    High Yield Fund.......................................................    6
  Security Municipal Bond Fund............................................    8
  Security Cash Fund......................................................   12
Investment Methods and Risk Factors.......................................   14
Investment Policy Limitations.............................................   26
  Income Fund's Fundamental Policies......................................   26
  Municipal Bond Fund's Fundamental Policies..............................   27
  Cash Fund's Fundamental Policies........................................   28
Officers and Directors....................................................   29
Remuneration of Directors and Others......................................   31
How to Purchase Shares....................................................   32
  Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and
    Municipal Bond Funds..................................................   32
  Alternative Purchase Options............................................   32
  Class A Shares..........................................................   33
  Security Income Fund's and Municipal Bond Funds'
    Class A Distribution Plans............................................   33
  Class B Shares..........................................................   34
  Class B Distribution Plan...............................................   35
  Calculation and Waiver of Contingent Deferred Sales Charges.............   35
    Arrangements With Broker/Dealers and Others...........................   36
    Cash Fund.............................................................   37
Purchases at Net Asset Value..............................................   37
Accumulation Plan.........................................................   38
Systematic Withdrawal Program.............................................   38
Investment Management.....................................................   39
  Portfolio Management....................................................   41
  Code of Ethics..........................................................   42
Distributor...............................................................   42
Allocation of Portfolio Brokerage.........................................   43
Determination of Net Asset Value..........................................   44
How to Redeem Shares......................................................   45
  Telephone Redemptions...................................................   47
How to Exchange Shares....................................................   47
  Exchange by Telephone...................................................   48
Dividends and Taxes.......................................................   48
Organization..............................................................   53
Custodian, Transfer Agent and Dividend-Paying Agent.......................   54
Independent Auditors......................................................   54
Performance Information...................................................   54
Retirement Plans..........................................................   56
Individual Retirement Accounts (IRAs).....................................   57
Roth IRAs.................................................................   57
SIMPLE IRAs...............................................................   58
Pension and Profit-Sharing Plans..........................................   58
403(b) Retirement Plans...................................................   58
Simplified Employee Pension Plans (SEPPs).................................   58
Financial Statements......................................................   58
Tax-Exempt vs. Taxable Income.............................................   59
Appendix A................................................................   60

GENERAL INFORMATION

   Security Income Fund, Security Municipal Bond Fund (formerly Security Tax-Exempt Fund) and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March 21, 1980, respectively, are registered with the Securities and Exchange Commission as investment companies. The name of Security Municipal Bond Fund (formerly Security Tax-Exempt Fund) was changed effective May 1, 1998. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. ( See "How to Redeem Shares," page 45.)

   Each of the Corporate Bond Series ("Corporate Bond Fund"), Limited Maturity Bond Series ("Limited Maturity Bond Fund"), U.S. Government Series ("U.S. Government Fund") and High Yield Series ("High Yield Fund") of Security Income Fund, Municipal Bond Fund ("Municipal Bond Fund"), and Security Cash Fund ("Cash Fund") (the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 26. An investment in one of the Funds does not constitute a complete investment program.

   The value of the shares of each Fund fluctuates with the value of the portfolio securities. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 51.)

   The shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares"). The shares of Cash Fund are sold to the public at net asset value. There is no sales charge or load when purchasing shares of Cash Fund. (See "How to Purchase Shares," page 33.)

   The Funds receive investment advisory, administrative, accounting, and transfer agency services from Security Management Company, LLC (the "Investment Manager") for a fee. The Investment Manager has guaranteed that the aggregate annual expenses (including the management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed any expense limitation imposed by any state and shall not for Cash Fund exceed 1% of the average net assets of the Fund for the year. The Investment Manager has also guaranteed that the aggregate annual expenses (including the management compensation but excluding interest, taxes, extraordinary expenses and Class A and Class B distribution fees) shall not for Municipal Bond Fund exceed 1% of the net assets of the Fund for the year. (See page 40 for a discussion of the Investment Manager and the Investment Advisory Contract.)

   Each Fund will pay all its expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation expenses affecting it.

   Under a Distribution Plan adopted with respect to the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), these Funds are authorized to pay to the Distributor, an annual fee of .25% of the average daily net assets of the Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to finance various distribution-related activities. (See "Security Income and Municipal Bond Funds' Class A Distribution Plans," page 36.)

   Under Distribution Plans adopted with respect to the Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B Shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 35.)

   The Funds may utilize short-term trading to a limited extent in order to take advantage of differentials in bond yields consistent with their respective investment objectives. The portfolio turnover rate for the Funds' Class A and B shares for the fiscal year ended December 31, 1997 was: Corporate Bond - ___ ; U.S. Government - ___ %; Limited Maturity Bond - ___ %; High Yield Bond - ___ ; and Municipal Bond - ___ . The portfolio turnover rate for the Funds' Class A and B shares of Corporate Bond, U.S. Government, Limited Maturity Bond and Municipal Bond Funds for the fiscal year ended December 31, 1996, was: Corporate Bond - 292%; U.S. Government - 75%; Limited Maturity Bond -105%; and Municipal Bond - 54%. The annualized portfolio turnover rate for the Class A and B shares of High Yield Fund for the period August 5, 1996 (date of inception) to December 31, 1996 was 168%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY INCOME FUND

   Security Income Fund ("Income Fund") consists of seven diversified Series (Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, MFR Emerging Markets Total Return, MFR Global Asset Allocation and MFR Global High Yield (formerly Global Aggressive Bond) Funds), each of which represents a different investment objective and which has its own identified assets and net asset values. The investment objectives of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are each described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.

   Corporate Bond, Limited Maturity Bond and U.S. Government Funds will purchase solely debt securities and will not invest in securities which are not publicly traded or marketable. Short-term obligations may be purchased in any amount as the Investment Manager deems appropriate for defensive or liquidity purposes. Each Fund's portfolio may include a significant amount of debt securities which sell at discounts from their face amount as a result of current market conditions. For example, debt securities with fixed-rate coupons are generally sold at a discount from their face amount during periods of rising interest rates.

   Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the Board of Directors without the approval of stockholders of the Series.

CORPORATE BOND FUND

   The investment objective of the Corporate Bond Fund is to conserve capital while generating interest income. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage-backed securities ("MBSs"); and
(viii) zero coupon securities. Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

   Corporate Bond Fund will invest primarily in corporate debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to the Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

   Corporate Bond Fund may invest up to 25% of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

   The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

   The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

   The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Fund will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

   Corporate Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors." It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

   Corporate Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

LIMITED MATURITY BOND FUND

   The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) mortgage-backed securities ("MBSs"); (viii) investment grade asset-backed securities; and (ix) zero coupon securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the Fund's dollar weighted average maturity will range from 2 to 10 years. It will never exceed 10 years.

   Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. See Appendix A to the Prospectus for a description of corporate bond ratings.

   The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will never hold more than 25% of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

   The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

   The Fund may invest in Yankee CDs which are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest up to 25% of its net assets in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities will not exceed 25% of the Fund's net assets. Investment in securities of foreign issuers presents certain risks, including future political and economic developments and the possible imposition of foreign governmental laws and restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

   The Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

   Limited Maturity Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 15% of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

   The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. The Fund will hold less than 25% of its net assets in MBSs, including CMOs and mortgage pass-through securities.

   The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest.

   Limited Maturity Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when issued securities.

   Limited Maturity Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

   From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

   The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed (as to principal and interest) by, the U.S. Government, its agencies (such as the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. U.S. Government securities include bills, Certificates of Indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments including deposits and bankers acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities.

   Some U.S.  Government  securities,  such as  treasury  bills and  bonds,  are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Under normal circumstances, the Fund will invest at least 80% of the value of its total assets in U.S. Government securities.

   U.S. Government Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

   From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association (GNMA) certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either issued by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S.

Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

   The Fund may invest in other mortgage-backed securities (MBSs) as discussed under "Investment Methods and Risk Factors - Mortgage-Backed Securities and Collateralized Mortgage Obligations" in the Prospectus. MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, or securities issued by private issuers. The Fund may not invest more than 20% of the value of its total assets in MBSs issued by private issuers. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

   The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

   These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund shareholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased. It is anticipated that securities invested in by this Fund will be held by the Fund on an average from three to five years.

   While there is minimal credit risk involved in the purchase of U.S. Government securities, as with any fixed income security the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed income investments, and a decline in interest rates will tend to increase their value. In addition, while debt securities with longer maturities normally produce higher yields, they are subject to potentially greater capital changes in market value than obligations with shorter maturities.

   The potential for appreciation in GNMAs and other MBSs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of MBSs occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

   While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less. Yield tables, published in 1981, utilize a 12-year average life assumption for GNMA pools of 26-30 year mortgages, and GNMA certificates continue to be traded based on this assumption. Recently it has been observed that mortgage pools issued at high interest rates have experienced accelerated prepayment rates as interest rates decline, which would result in a shorter average life than 12 years.

HIGH YIELD FUND

   The investment objective of High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds"); (ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. The Fund may also invest up to 35% of its assets in common stock (which may include ADRs), warrants and rights. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high-yielding, high risk debt securities.

   High Yield Fund may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

   High Yield Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities and emerging markets.

   High Yield Fund may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMO's). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. See the discussion of such instruments under "Investment Methods and Risk Factors." The Fund will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

   The Fund may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

   The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. High Yield Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

   High Yield Fund may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Fund's policy that not more than 10% of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

   The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements", "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness.

   High Yield Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

   As an operating policy, the Fund will not purchase securities on margin. The Fund may, however, obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. In addition, the Fund may enter into certain derivative transactions, consistent with its investment program, which require the deposit of "margin" or a premium to initiate such a transaction. As an operating policy, the Fund will not loan its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. The Fund may, however, lend portfolio securities as described in the prospectus and this statement of additional information. In addition, the Fund does not interpret this restriction as prohibiting investment in loan participations and assignments as described in the prospectus. As an operating policy, the Fund will not engage in short sales.

   The Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets. Included within this amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

   From time to time, High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund will range from 5 to 15 years under normal circumstances.

SECURITY MUNICIPAL BOND FUND

   The investment objective of Municipal Bond Fund is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital. Municipal Bond Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from regular federal income taxes under the Internal Revenue Code. The Fund may invest in securities which generate income that is subject to the federal alternative minimum tax. There is no assurance that Municipal Bond Fund's objective will be achieved. Although there is no present intention to do so, the Fund's investment objective may be changed by the Board of Directors without stockholder approval.

   The tax-exempt securities in which Municipal Bond Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities. These securities are referred to as "municipal securities" and are described in more detail below.

   Municipal Bond Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A,
BBB) or Fitch (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Investment Manager, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Municipal Bond Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20% of the Fund's total assets would be invested in such unrated municipal securities.

   With respect to rated securities, there is no percentage limitation on the amount of Municipal Bond Fund's assets which may be invested in securities within any particular rating classification. A description of the ratings is contained in Appendix B to the Prospectus. Baa securities are considered "medium grade" obligations by Moody's, and BBB is the lowest classification which is still considered an "investment grade" rating by S&P and Fitch. Baa securities are described by Moody's as obligations on which "interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time." According to Moody's, "such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." According to Fitch, "adverse changes in economic conditions and circumstances are more likely to have adverse impact on these bonds, and therefore impair timely payment." The ratings of Moody's, S&P and Fitch represent their respective opinions of the quality of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

   Although Municipal Bond Fund invests primarily in municipal bonds with maturities greater than one year, it also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable, will be short-term municipal securities. (See "Municipal Securities," below.) Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive" position, investments in short-term municipal securities will represent less than 20% of the Fund's total assets.

   From time to time, on a temporary basis, Municipal Bond Fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, corporate obligations rated AAA or AA by S&P and Fitch or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker/dealers. Municipal Bond Fund may invest its assets in bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Repurchase agreements may be entered into with respect to any securities eligible for investment by the Fund, including municipal securities. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

   Municipal Bond Fund may invest in repurchase agreements which are agreements by which a purchaser (e.g., Municipal Bond Fund) acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Income earned by the Fund on repurchase agreements is not exempt from federal income tax even if the transaction involves municipal securities. Municipal Bond Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are illiquid or not readily marketable, would exceed 10% of the net assets of the Fund. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

   Municipal Bond Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

   Municipal Bond Fund may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves to right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. For further information regarding futures contracts, see "Investment Methods and Risk Factors".

   See Appendix B to the prospectus for a further description of Moody's, S&P and Fitch ratings relating to municipal securities. As noted earlier, when Municipal Bond Fund is in a temporary "defensive" position, there is no limit on its investments in short-term municipal securities and taxable securities.

MUNICIPAL SECURITIES

   MUNICIPAL BONDS. Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

   The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax. Municipal Bond Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of a private corporation or other entity which has, including predecessors, less than three years' operational history.

   There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Municipal Bond Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

   As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

   Municipal Bond Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. (See "Investment Policy Limitations," page 26.) Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

   Interest on certain types of private activity bonds (for example, obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code. The term "substantial user" generally includes any "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds. Municipal Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his immediate family (spouse, brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on future issues of municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Municipal Bond Fund and the value of the Fund's portfolio would be affected. In that event, the Directors would reevaluate the Fund's investment objective and policies.

   WHEN-ISSUED PURCHASES. From time to time, in the ordinary course of business, Municipal Bond Fund may purchase municipal securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. Securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a municipal security on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the security in determining its net asset value. Municipal Bond Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Municipal Bond Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities from available cash flow, use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it would not normally expect to do so, the Fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

   PUTS OR STAND-BY COMMITMENTS. Municipal Bond Fund may purchase, from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which the Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. Municipal Bond Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security.

   In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (IRS). The
IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner, for tax purposes, of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, in which (i) the price paid for the puts was in addition to the price of the municipal securities subject to the puts, (ii) the puts established the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying securities by the Fund, (iv) the puts were for periods substantially less than the terms of the underlying securities, (v) the puts did not include call arrangements or restrict the disposal of the underlying securities by the Fund and gave the seller no rights in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

   Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Amounts paid by Municipal Bond Fund for a put will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

   SHORT-TERM MUNICIPAL SECURITIES. Although Municipal Bond Fund's portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from time to time for defensive purposes, a portion of its assets may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

   Short-term municipal securities consist of short-term municipal notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable-rate demand notes. Short-term municipal notes include tax anticipation notes (notes issued in anticipation of the receipt of tax funds), bond anticipation notes (notes issued in anticipation of receipt of the proceeds of bond placements), revenue anticipation notes (notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and project notes (obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S. government). Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

   The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an arrangement under which the Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account. Interest rates on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of Municipal Bond Fund.

   Municipal Bond Fund may also invest in variable-rate demand notes. Variable-rate demand notes are tax-exempt obligations which are payable by the municipal issuer at par value plus accrued interest on demand by the Fund (generally with three to ten days' notice). If no demand is made, the note will mature on a specified date from one to thirty years from its issuance. Payment on the note may be backed by a stand-by letter of credit. The yield on a variable rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that applicable to a master demand note). Variable-rate demand notes typically are callable by the issuer prior to maturity.

   Where short-term municipal securities are rated, the Municipal Bond Fund will limit its investments to "high quality" short-term securities. For short-term municipal notes this includes ratings of SP-2 or better by S&P, MIG 2 or better (or VMIG-2 or better, in the case of variable rate demand notes) by Moody's or F-2 or better by Fitch; for municipal paper this includes A-2 or better by S&P, Prime-2 or better by Moody's or F-2 or better by Fitch. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated municipal securities. This limitation provides that not more than 20% of Municipal Bond Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

   Municial Bond Fund also may engage to a limited extent in portfolio trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of a particular issue or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

SECURITY CASH FUND

   The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. No assurances can be given that Cash Fund will achieve its objective. The Fund will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which Cash Fund may invest consist of the following:

   U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing

Administration    and   Government    National    Mortgage    Association)    or
instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

   BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

   CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

   Cash Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses.

   Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to the Prospectus for a description of the principal types of securities and instruments in which the Fund will invest as well as a description of the above mentioned ratings.

   Cash Fund may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund does not have outstanding at any time more than one such investment. In the event that an instrument acquired by Cash Fund is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

   Cash Fund may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's total assets will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

   Cash Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

   RULE 144A SECURITIES. Certain of the securities acquired by Cash Fund may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A was adopted by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") in 1990. It provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create some resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with Cash Fund's policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities. See the discussion of Rule 144A Securities under "Investment Methods and Risk Factors."

   VARIABLE RATE INSTRUMENTS. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Cash Fund does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

   While Cash Fund does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for other reasons. While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

   Cash Fund will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. The Fund intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Fund investments in nongovernment obligations are subject to the ability of the issuer to satisfy its obligations.

   Cash Fund also intends to maintain a net asset value per share of $1.00, although there can be no assurance it will be able to do so. It is the Fund's policy to declare dividends on a daily basis of an amount equal to the net income plus or minus any realized capital gains or losses. (See "Dividends and Taxes," page 51.)

INVESTMENT METHODS AND RISK FACTORS

   Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

   GENERAL RISK FACTORS. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

   REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or
(b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

   The High Yield Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

   The High Yield Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

   BORROWING. Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

   From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. High Yield Fund may borrow up to 33 1/3%, Limited Maturity Bond, Municipal Bond and Cash Funds may each borrow up to 10% and Corporate Bond and U.S. Government Funds may each borrow up to 5% of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

   LENDING OF PORTFOLIO SECURITIES. For the purpose of generating income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

   RESTRICTED SECURITIES (RULE 144A SECURITIES). Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

   The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

   The High Yield Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

   RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS). Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

   The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

   Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Prospectus. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

   The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

   CONVERTIBLE SECURITIES AND WARRANTS. Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

   MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

   CMOs may be issued in a variety of classes and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes
(SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

   Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

   ASSET-BACKED SECURITIES. Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

   WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

DERIVATIVE INSTRUMENTS:  OPTIONS AND FUTURES STRATEGIES

   WRITING COVERED CALL OPTIONS. Certain of the Funds may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of the Investment Manager are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Investment Manager believes that writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

   Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Fund's investment objectives. When writing a covered call option, the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since the option may be exercised at any time prior to the option's expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

   The premium which a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Fund is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security.

   The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

   WRITING COVERED PUT OPTIONS. Certain of the Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.

   PURCHASING PUT OPTIONS. Certain of the Funds may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

   The Fund may purchase a put option on an underlying security ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the Investment Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security eventually is sold.

   Certain Funds also may purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

   PURCHASING CALL OPTIONS. Certain Funds may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

   Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

   INTEREST RATE FUTURES CONTRACTS. Certain Funds may enter into interest rate futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

   The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate exchanges in the United States are the Board of Trade of the City of

Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

   The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

   Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

   The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it has committed to purchase or expects to purchase.

   "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's custodian, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

   MUNICIPAL BOND INDEX FUTURES CONTRACTS. The Municipal Bond Fund may enter into municipal bond index futures contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

   RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

   Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

   In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

   Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

   INTEREST RATE AND CURRENCY SWAPS. The High Yield Fund may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Fund and the Investment Manager, believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

   EMERGING COUNTRIES. Certain of the Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

   POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

   An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

   Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

   RELIGIOUS  AND  ETHNIC  INSTABILITY.  Certain  countries  in which a Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

   NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager and relevant Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

   ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

   NON-U.S. WITHHOLDING TAXES. A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

   COSTS. Investors should understand that the expense ratio of the Funds that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

   EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

   AMERICAN DEPOSITARY RECEIPTS (ADRS). The High Yield Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY LIMITATIONS

   Each of the Funds operate within certain fundamental investment policy limitations. These limitations may not be changed for the Funds without approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Fund.

INCOME FUND'S FUNDAMENTAL POLICIES

   The fundamental investment policies of the Income Fund, which are applicable to each of the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are:

 1. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment policy does not apply to the High Yield Fund.

 2. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities or if all such persons together own more than 5% of such securities.

 3. Not to invest more than 5% of its assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities); provided, however, that for the High Yield Fund, this limitation applies only with respect to 75% of the value of its total assets.

 4. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

 5. Not to invest in companies for the purpose of exercising control of management.

 6.  Not to act as underwriter of securities of other issuers.

 7. Not to invest in an amount equal to, or in excess of, 25% of its total assets in any particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

 8. Not to purchase or sell real estate. (This policy shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

 9. Not to buy or sell commodities or commodity contracts; provided, however, that the Funds may, to the extent appropriate under their investment programs, purchase securities of companies engaged in such activities, may enter into transactions in financial futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts.

10. Not to make loans to other persons other than for the purchase of publicly distributed debt securities and U.S. Government obligations or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to the High Yield Fund.

11. Not to invest its assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment policy does not apply to High Yield Fund.

12. Not to invest in limited partnerships or similar interests in oil, gas, mineral lease, mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

13. With respect to each of the Corporate Bond and U.S. Government Funds, not to borrow money except for emergency purposes, and then not in excess of 5% of its total assets at the time the loan is made. (Any such borrowings will be made on a temporary basis from banks and will not be made for investment purposes.) With respect to the Limited Maturity Bond Fund, not to borrow money in excess of 10% of its total assets at the time the loan is made, and then only as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objectives and policies. With respect to High Yield Fund, not to borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, High Yield Fund may borrow in amounts not exceeding 33 1/3% of the value of its total assets at the time when the loan is made.

14. Not to purchase securities of any other investment company; provided, however that Limited Maturity Bond Fund and the High Yield Fund may purchase securities of any investment company if in compliance with the Investment Company Act of 1940.

15. With respect to each of the Corporate Bond and U.S. Government Funds, not to issue senior securities; provided, however, that Limited Maturity Bond Fund and the High Yield Fund may issue senior securities if in compliance with the Investment Company Act of 1940.

16. With respect to Corporate Bond and U.S. Government Funds, not to invest in restricted securities (restricted securities are securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition); provided, however that Limited Maturity Bond Fund may invest in restricted securities if those securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933; and High Yield Fund may not invest more than 15% of its total assets in illiquid securities.

   With respect to Fundamental Policy (1), the High Yield Fund has entered into undertakings with the Arizona Securities Department, pursuant to which the Fund has agreed to limit the purchase of securities of issuers in operation for less than three years ("unseasoned issuers") to 5% of total Fund assets. The Fund may exceed the 5% limit if, in the future, such Department permits a larger percentage of assets to be invested in unseasoned issuers. With respect to Fundamental Policy (16), the High Yield Fund has agreed with the Arkansas Securities Department to limit its investment in securities which it is restricted from selling to the public without registration under the Securities Act of 1933 to 10% of Fund assets. The Fund may invest up to 15% of Fund assets in such securities if the Arkansas Department changes its position on this matter in the future or if the Fund's investment policies, at some time in the future, are no longer subject to the jurisdiction of such Department.

   The above limitations, other than those relating to borrowing, are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value of net assets will not result in violation of such limitations. The Fund interprets Fundamental Policy (8) to prohibit the purchase of real estate limited partnerships.

MUNICIPAL BOND FUND'S FUNDAMENTAL POLICIES

   Municipal Bond Fund's fundamental investment policies are:

 1. Not to invest more than 20% of its assets in securities which are not tax-exempt securities, except for temporary defensive purposes;

 2. Not to borrow money, except that borrowings from banks for temporary or emergency purposes may be made in an amount up to 10% of the Fund's total assets at the time the loan is made;

 3. Not to issue senior securities as defined in the Investment Company Act of 1940 except insofar as the Fund may be deemed to have issued senior securities by reason of borrowing money for temporary or emergency purposes or purchasing securities on a when-issued or delayed delivery basis;

 4. Not to purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short;

 5. Not to make loans, except that this does not prohibit the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or entry into a repurchase agreement;

 6. Not to engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in purchasing and selling portfolio securities;

 7. Not to invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein nor transactions in financial futures contracts;

 8. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in securities of any one issuer (other than obligations issued by the U.S. government, its agencies or instrumentalities);

 9. Not to purchase securities of other investment companies, or acquire voting securities, except in connection with a merger, consolidation, acquisition or reorganization;

10. Not to invest more than 25% of its total assets in securities the issuers of which are in the same industry. For purposes of this limitation, the U.S. government, its agencies or instrumentalities, and state or municipal governments and their political subdivisions are not considered members of any industry;

11. Not to pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by fundamental investment policy number (2) above;

12. Not to write, purchase or sell put or call options or combinations thereof, except that it may purchase and hold puts or "stand-by commitments" relating to municipal securities, as described in this prospectus;

13. Not to invest in securities which are not readily marketable, securities the disposition of which is restricted under federal securities laws or repurchase agreements maturing in more than seven days (collectively "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

   For purposes of restrictions (8) and (10) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

   The above limitations are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value or net assets will not result in violation of such limitations.

CASH FUND'S FUNDAMENTAL POLICIES

   Cash Fund's fundamental investment policies are:

 1. Not to purchase any securities other than those referred to under "Security Cash Fund," page 13;

 2. Not to borrow money, except that the Fund may borrow for temporary purposes or to meet redemption requests which might otherwise require the untimely disposition of a security (not for leveraging) in amounts not exceeding 10% of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. It is intended that any such borrowing will be liquidated before additional portfolio securities are purchased;

 3. Not to pledge its assets or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction 2;

 4. Not to make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies or (b) by investment in repurchase agreements, subject to limitations described under "Security Cash Fund," page 13;

 5. Not to invest in the securities of an issuer if the officers and directors of the Fund or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities;

 6. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

 7. Not to purchase more than 10% of any class of securities of any issuer. (For purposes of this restriction, all outstanding debt securities of any issuer are considered one class.)

 8. Not to invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. (For purposes of this restriction, utilities will be divided according to their services; for example, gas, gas transmission, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to investment in bank obligations or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.)

 9. Not to purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities;

10. Not to invest more than 5% of the market or other fair value of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. (This restriction shall not apply to banks or any obligation of the United States Government, its agencies or instrumentalities.)

11. Not to engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

12.  Not to make short sales of securities;

13. Not to purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate;

14. Not to invest for the purpose of exercising control of management of another company;

15. Not to purchase oil, gas or other mineral leases, rights, or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

16. Not to purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

17.  Not to write, purchase or sell puts, calls, or combinations thereof;

18.  Not to purchase or sell commodities or commodity futures contracts;

19. Not to issue senior securities as defined in the Investment Company Act of 1940.

   In order to permit the sale of shares of Cash Fund in certain states, the Fund may make commitments more restrictive than the fundamental restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its stockholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

   Any investment restriction except restriction 2, which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by Cash Fund.

OFFICERS AND DIRECTORS

   The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors. Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                                    President, Central Research Corporation.
900 NationsBank Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer News, Inc.  Prior to October 1991,
3616 Canterbury Town Road                                       Secretary and Director, Palmer Companies, Inc. (Wholesale
Topeka, Kansas 66610                                            Periodicals).

MARK L. MORRIS, JR.,** Director                                 President, Mark Morris Associates (Veterinary Research and
5500 SW 7th Street                                              Education).
Topeka, Kansas 66606

MAYNARD OLIVERIUS, Director

JAMES R. SCHMANK, Vice President and Director                   President and Managing Member Representative, Security
                                                                Management Company, LLC; Senior Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.

MARIA FIORINI RAMIREZ,* Director                                President and Chief Executive Officer, Maria Fiorini
One Liberty Plaza, 46th Floor                                   Ramirez, Inc.
New York, New York 10006

MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Assistant
                                                                Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                  Vice President and Senior Economist, Security Management Company,
                                                                LLC; Vice President, Security Benefit Group, Inc.

AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Treasurer                                    Assistant Vice President and Treasurer, Security Management
                                                                Company, LLC; Assistant Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

STEVEN M. BOWSER, Vice President                                Second Vice President and Portfolio Manager, Security
(Income Fund)                                                   Management Company, LLC; Second Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to October 1992, Assistant Vice President
                                                                and Portfolio Manager, Federal Home Loan Bank.

THOMAS A. SWANK, Vice President                                 Vice President and Portfolio Manager, Security Management
(Income Fund)                                                   Company, LLC; Vice President and Chief Investment Officer,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

BARBARA J. DAVISON, Vice President                              Compliance Officer, Assistant Vice President and Portfolio
(Cash Fund)                                                     Manager, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.  Prior to 1996, Assistant
                                                                Vice President-Operations, Security Benefit Life Insurance
                                                                Company.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
DAVID ESHNAUR, Vice President                                   Assistant Vice President and Portfolio Manager, Security
                                                                Management Company, LLC.  Prior to July 1997, Assistant
                                                                Vice President and Assistant Portfolio Manager, Waddell &
                                                                Reed.

CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Secretary, Security Management Company, LLC;
                                                                Assistant Vice President and Assistant Counsel, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to June 1992, student at Washburn
                                                                University School of Law.

-----------------------------------------------------------------------------------------------------------------------------
 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended.

**These directors serve on the Funds' audit  committee,  the purpose of which is to meet with the  independent  auditors,  to review the work of the  auditors,  and to oversee the  handling  by  Security  Management  Company,  LLC of the  accounting functions for the Funds.
-----------------------------------------------------------------------------------------------------------------------------

   The officers of the Funds hold identical offices with each of the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Equity Fund; Mr. Schier who is also Assistant Vice President of SBL Fund and Security Equity Fund; and Mr. Eshnaur, who is also Assistant Vice President of SBL Fund. The directors of the Funds also serve as directors of each of the other Funds managed by the Investment Manager. See the table under "Investment Management," page 40, for positions held by such persons with the Investment Manager. Mr. Young and Ms. Lee hold identical offices for the Distributor (Security Distributors, Inc.). Messrs. Cleland and Schmank are also directors and Vice Presidents of the Distributor and Ms. Harwood is Treasurer of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

   The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $1,000 and reasonable travel costs for each meeting of the Funds' audit committee attended.

   The Funds do not pay any fees to, or reimburse expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1997, and the aggregate compensation paid to each of the directors during calendar year 1997 by all seven of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex"), are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

                                                          PENSION OR RETIREMENT                           TOTAL
                                                           BENEFITS ACCRUED AS         ESTIMATED      COMPENSATION
                          AGGREGATE COMPENSATION          PART OF FUND EXPENSES          ANNUAL     FROM THE SECURITY
NAME OF               ----------------------------    -------------------------------   BENEFITS      FUND COMPLEX,
DIRECTOR OF            INCOME   MUNICIPAL    CASH      INCOME   MUNICIPAL     CASH        UPON        INCLUDING THE
THE FUND                FUND    BOND FUND    FUND       FUND    BOND FUND     FUND     RETIREMENT         FUNDS
----------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.   $        $           $         $   0     $   0       $   0       $   0             $
Donald A. Chubb, Jr.                                      0         0           0           0
John D. Cleland            0        0          0          0         0           0           0                0
Donald L. Hardesty                                        0         0           0           0
Penny A. Lumpkin                                          0         0           0           0
Mark L. Morris, Jr.                                       0         0           0           0
Jeffrey B. Pantages        0        0          0          0         0           0           0                0
Harold G. Worswick*        0        0          0          0         0           0           0
Hugh L. Thompson                                          0         0           0           0

----------------------------------------------------------------------------------------------------------------------
*Each of the Security Income,  Tax-Exempt and Cash Funds have accrued deferred  compensation in the amount of $537 for
 Mr. Worswick as of December 31, 1996.
----------------------------------------------------------------------------------------------------------------------

   On ____________________, 1998, the Funds' officers and directors (as a group) beneficially owned _________; _________; _________; _________ and _________ of
Class A shares of Corporate Bond, Limited

Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds, respectively, which represented approximately ______%, ______%, ______%, ______% and ______% of the total outstanding Class A shares on that date. Cash Fund's officers and directors (as a group) beneficially owned _________ shares which represented approximately ______% of the total outstanding shares on ____________________, 1998.

HOW TO PURCHASE SHARES

   As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

   As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.

CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, HIGH YIELD AND MUNICIPAL BOND FUNDS

   Security Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds. Investors may purchase shares of these Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 38.) An application may be obtained from the Distributor.

   Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Funds. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

ALTERNATIVE PURCHASE OPTIONS

   Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds offer two classes of shares:

   CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

   CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

   The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

   Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

   Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                   SALES CHARGE
                                  ----------------------------------------------
                                    APPLICABLE       PERCENTAGE       PERCENTAGE
AMOUNT OF PURCHASE                 PERCENTAGE OF    OF NET AMOUNT    REALLOWABLE
AT OFFERING PRICE                 OFFERING PRICE      INVESTED        TO DEALERS

--------------------------------------------------------------------------------
Less than $50,000.................     4.75%            4.99%           4.00%
$50,000 but less than $100,000....     3.75             3.90            3.00
$100,000 but less than $250,000...     2.75             2.83            2.20
$250,000 but less than $1,000,000.     1.75             1.78            1.40
$1,000,000 or more................     None             None         (See below)
--------------------------------------------------------------------------------

   Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see
"Calculation and Waiver of Contingent Deferred Sales Charges" page 37. The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

   The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of Municipal Bond Fund and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

SECURITY INCOME  AND MUNICIPAL BOND FUNDS' CLASS A DISTRIBUTION PLANS

   As discussed in the prospectus, each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan authorizes these Funds to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of each Fund to finance various activities relating to the distribution of such shares of the Funds to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Directors of Income Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

   For Income Fund, the Plan became effective on August 15, 1985, and was renewed by the directors of Income Fund on February 6, 1998, as to each of Corporate Bond and U.S. Government Funds. The Plan was adopted with respect to Limited Maturity Bond on October 21, 1994 and was renewed by the directors of Income Fund on February 6, 1998. The Plan was adopted with respect to the High Yield Fund on May 3, 1996, and renewed by the directors of Income Fund on February 6, 1998. For Municipal Bond Fund, the Plan became effective on May 1, 1998. Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the

Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Funds.

   Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Schmank (directors of the Fund), Messrs. Young, Schmank and Swickard, Ms. Tedder, Ms. Lee and Ms. Harwood (officers of the
Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

   Benefits from the Distribution Plan may accrue to the Funds and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

   Distribution fees paid by Class A stockholders of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds to the Distributor under the Plan for the year ended December 31, 1997, totaled $________. In addition, $_______ was carried forward from the previous plan year. Approximately
$________ of this amount was paid as a service fee to broker/dealers and $_______ was spent on promotions, resulting in a deficit of $______ going into the 1998 plan year. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning Corporate Bond and U.S. Government Funds. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES

   Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

   Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

  YEAR SINCE PURCHASE PAYMENT WAS MADE         CONTINGENT DEFERRED SALES CHARGE
  ------------------------------------         --------------------------------
               First                                           5%
               Second                                          4%
               Third                                           3%
               Fourth                                          3%
               Fifth                                           2%
          Sixth and Following                                  0%

   Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower, or in the case of Municipal Bond Fund, no distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares.

Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

   Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds bear some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of Corporate Bond, U.S. Government and Municipal Bond Funds on July 23, 1993 and was renewed on February 6, 1998. The Plan was adopted with respect to Limited Maturity Bond Fund on October 21, 1994 and was renewed on February 6, 1998. The Plan was adopted with respect to the High Yield Fund on May 3, 1996, and renewed by the directors of Income Fund on February 6, 1998. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

   Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

   Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to the Distributor under the Plan for the year ended December 31, 1997, totaled $_______. The Funds make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

   Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

   The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of shares of the Funds pursuant to a Systematic Withdrawal Program (refer to page 38 for details).

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS

   The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) to sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

   The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

   In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

   The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares (except shares of Cash Fund) in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------------------------------
                                                           APPLICABLE MARKETING
AGGREGATE NEW SALES                                          ALLOWANCE FACTOR*
--------------------------------------------------------------------------------
Less than $2 million...................................            .00%
$2 million but less than $5 million....................            .15%
$5 million but less than $10 million...................            .25%
$10 million but less than $15 million..................            .35%
$15 million but less than $20 million..................            .50%
$20 million or more....................................            .75%
--------------------------------------------------------------------------------
*The maximum  marketing  allowance  factor  applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
--------------------------------------------------------------------------------

   For the calendar year ended December 31, 1996, the following dealers received a marketing allowance:

     ----------------------------------------------------------------------
                              DEALER                             AMOUNT
     ----------------------------------------------------------------------
     Legend Equities Corp....................................  $  45,205
     Investment Advisors & Consultants, Inc..................     15,177
     Financial Network Investment Corp.......................     13,538
     VSR Financial Services, Inc.............................      6,281
     Berthel Fisher & Company Financial Services, Inc........      6,038
     Hepfner Securities Corp.................................      5,827
     OFG Financial Services, Inc.............................      4,086
     Lincoln Investment Planning, Inc........................      3,827
     George K. Baum & Co., Inc...............................      3,799
                                                               ---------
                                                                $103,779
     ----------------------------------------------------------------------

CASH FUND

   Cash fund offers a single class of shares which is offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL.

    (a)  A check or negotiable bank draft should be sent to:

                               Security Cash Fund
                                  P.O. Box 2548
                            Topeka, Kansas 66601-2548

    (b)  Make check or draft payable to "Security Cash Fund."

    (c) For initial investment include a completed investment application found at the back of the prospectus.

2.  BY WIRE.

    (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

    (b) For an initial investment, you must also send a completed investment application to the Fund.

3. THROUGH BROKER/DEALERS. Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

   Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. Cash Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

PURCHASES AT NET ASSET VALUE

   Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

   Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

   Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

ACCUMULATION PLAN

   Investors in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

   Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

   A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

   Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

   The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

   A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 35. A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

   Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, has served as investment adviser to Income Fund, Municipal Bond Fund and Cash Fund, respectively, since September 14, 1970, October 7, 1983 and June 23, 1980. The current Investment Advisory Contracts for Income Fund, Municipal Bond Fund and Cash Fund, respectively, are dated March 27, 1987, October 7, 1983 and June 23, 1980, and were renewed by the Funds' Board of Directors at a regular meeting held February 6, 1998. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund and SBL Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a life insurance company with over $7.4 billion of insurance in force, is incorporated under the laws of Kansas.

   Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Cash Fund exceed 1% of the Fund's average net assets for the year. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) For Municipal Bond Fund, the Investment Manager guarantees that the aggregate annual expenses of the Fund (including for any fiscal year, the management fee, but excluding interest, taxes extraordinary expenses, and Class A and Class B distribution fees) shall not exceed 1% of the Fund's average net assets for the year. The Investment Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.

   The Investment Manager has engaged Salomon Brothers Asset Management Inc. ("Salomon Brothers"), 7 World Trade Center, New York, NY 10048, to provide
investment   advisory  services  to  the  Municipal  Bond  Fund  pursuant  to  a
Sub-Advisory Agreement, dated ___________. Pursuant to this agreement, Salomon Brothers furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Municipal Bond Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Salomon Brothers and amount equal to
 .22% of the average net assets of Municipal Bond Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

   Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is wholly-owned by Salomon Smith Barney Holdings, Inc., which is, in turn, wholly-owned by Travelers Group, Inc. Salomon Brothers was incorporated in 1987 and together with Salomon Brothers affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of investment advisory services to various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies. Currently Salomon Brothers and its affiliates manage approximately $26.6 billion in assets.

   For services provided to the Funds, the Investment Manager is entitled to receive compensation on an annual basis equal to .5% of the average daily closing value of the Corporate Bond, Limited Maturity Bond, U.S.

Government, Municipal Bond and Cash Fund's net assets and .60% of the average daily closing value of the High Yield Fund, each computed on a daily basis and payable monthly. During the fiscal years ended December 31, 1997, 1996 and 1995, the Funds paid the following amounts to the Investment Manager for its services:
1997 - $______;  1996 - $534,366;  and 1995 - $549,076 for Income  Fund;  1997 -
$______; 1996 - $120,946;  and 1995 - $128,492 for Municipal Bond Fund; and 1997
- $______;  1996 - $247,304;  and 1995 - $254,139  for Cash Fund.  For the years ended December 31, 1997, 1996, 1995 , the Investment Manager agreed to limit the total expenses (including its compensation, but excluding interest, taxes and extraordinary expenses and Class B distribution fees) of Corporate Bond and U.S. Government Funds to 1.1% of the average daily net assets of the respective Funds. Accordingly, the Investment Manager reimbursed the U.S. Government Fund in the following amounts: 1997 - $______; 1996 - $60,974; and 1995 - $16,803;
and Corporate Bond Fund: 1997 - $______; 1996 - $10,663; and 1995 - $15,121. For
the year ended December 31, 1997, the Investment Manager also agreed to limit the total expenses (including its compensation, but excluding interest, taxes and extraordinary expenses and Class B distribution fees) of High Yield Fund to 1.0% of the average daily net assets of the Fund. Accordingly, the Investment Manager reimbursed the High Yield Fund the amount of $________. For the year ended December 31, 1995, expenses incurred by Cash Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Cash Fund in the amount of $12,968. For the years ended December 31, 1997, 1996, and 1995, expenses incurred by Municipal Bond Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Municipal Bond Fund the following amounts: 1997 - $______; 1996 - $2,358; and 1995 - $4,504. The
Investment Manager agreed to waive all of the management fees for the Limited Maturity Bond Fund through July 1, 1995. In addition, the Investment Manager agreed to waive the investment advisory fees of Limited Maturity Bond, U.S. Government and High Yield Funds for the fiscal year ended December 31, 1997 and 1996.

   Each Fund will pay all of its expenses not assumed by the Investment Manager or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

   The Investment Advisory Contracts between Security Management Company, LLC and Income Fund, Municipal Bond Fund and Cash Fund, dated March 27, 1987, October 7, 1983 and June 23, 1980, respectively, expire on April 1, 1999, May 1, 1999 and June 1, 1999. The contracts are renewable annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

   Pursuant to Administrative Services Agreements with the Funds dated April 1, 1987, the Investment Manager also acts as the administrative agent for the Funds and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of .09% of the average net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds and .045% of the average net assets of Cash Fund, calculated daily and payable monthly. During the fiscal years ended December 31, 1997, 1996, and 1995 , the Funds paid the following amounts for administrative services: 1997 - $______; 1996 - $95,487; and 1995 - $98,667; for Income Fund; 1997 - $______;
1996 - $22,530;  and 1995 - $23,129 for Municipal Bond Fund; and 1997 - $______;
1996 - $21,721; and 1995 - $22,898 for Cash Fund.

   Under the Administrative Services Agreements identified above, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 ($.50 for Cash Fund) per dividend transaction. During the fiscal years ended December 31, 1997, 1996, and 1995, the Funds paid the following amounts for transfer agency services: 1997 -

$______;  1996 - $128,776;  and 1995 - $127,227 for Income Fund; 1997 - $______;
1996 - $16,538;  and 1995 - $16,716 for Municipal Bond Fund; and 1997 - $______;
1996 - $130,682; and 1995 - $152,798 for Cash Fund.

   The total expenses of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond and Cash Funds for the fiscal year ended December 31, 1997 were $_______; $_______; $_______; $_______; $_______; and
$_______; respectively. The expense ratio for fiscal year 1997 was ___% and ___%, respectively of the average net assets of Class A and B shares of the Corporate Bond Fund and ___% and ___%, respectively, of the average net assets of Class A and Class B shares of Limited Maturity Bond Fund. The expense ratio for the fiscal year 1997 was ___% and ___%, respectively, of the net assets of Class A and Class B shares of U.S. Government Fund; ___% and ___%, respectively, of the net assets of Class A and Class B shares of High Yield Fund; ___% and ___%, respectively, of the net assets of Class A and Class B shares of Municipal Bond Fund; and ___% of Cash Fund. The expense figures quoted are net of expense reimbursements and by fees paid indirectly as a result of earnings credits earned on overnight cash balances.

   The following persons are affiliated with the Funds and also with the Investment Manager in these capacities:

------------------------------------------------------------------------------------------------------------------------------------
NAME                        POSITIONS WITH THE FUNDS              POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank            Vice President and Director           President and Managing Member Representative
John D. Cleland             President and Director                Senior Vice President and Managing Member Representative
Jane A. Tedder              Vice President                        Vice President and Senior Economist
Mark E. Young               Vice President                        Vice President
Amy J. Lee                  Secretary                             Secretary
Brenda M. Harwood           Treasurer                             Assistant Vice President and Treasurer
Steven M. Bowser            Vice President (Income Fund only)     Second Vice President and Portfolio Manager
Thomas A. Swank             Vice President (Income Fund only)     Vice President and Portfolio Manager
Barbara J. Davison          Vice President (Cash Fund only)       Compliance Officer, Assistant Vice President and Portfolio Manager
David Eshnaur               Vice President (Income Fund only)     Assistant Vice President and Portfolio Manager
Christopher D. Swickard     Assistant Secretary                   Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

   The Corporate Bond, Limited Maturity Bond, U.S. Government Bond, High Yield, Municipal Bond and Cash Funds are managed by the Investment Manager's Fixed Income Team with portfolio managers being responsible for the day-to-day management of each particular Fund. Steve Bowser, Second Vice President and Portfolio Manager of the Investment Manager, and David Eshnaur, Assistant Vice President and Portfolio Manager of the Investment Manager, have day-to-day responsibility for managing Corporate Bond and Limited Maturity Bond Funds. Mr. Bowser has managed the Funds since June 1997 and Mr. Eshnaur has managed the Funds since January 1998. Mr. Bowser also has had day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank and David Eshnaur have day-to-day responsibility for managing the High Yield Fund. Mr. Swank has managed the Fund since its inception in 1996 and Mr. Eshnaur has managed the Fund since July 1997. Municipal Bond Fund is managed by Marybeth Whyte of Salomon Brothers. She has had day-to-day responsibility for managing the Fund since May 1998.

   Mr. Bowser joined the Investment Manager in 1992 and has managed the U.S. Government Fund since 1995. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.

   David Eshnaur is Assistant Vice President and Portfolio Manager of the Investment Manager. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

   Tom Swank, Portfolio Manager of the Investment Manager, has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

   Marybeth Whyte is a Senior Portfolio Manager at Salomon Brothers. Prior to joining Salomon Brothers in 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International, where her responsibilities included actively managing and advising portfolios with assets of approximately $1.3 billion. Ms. Whyte was a member of the Fixed Income Investment Policy Committee at Fiduciary Trust Company International. Ms.
Whyte's previous experience includes managing high net worth individual portfolios, mutual funds and pension funds while employed by U.S. Trust Company and Bernstein-Macaulay Inc. Ms. Whyte received a Bachelor of Arts in Psychology from S.U.N.Y Oneonta and an M.B.A. in Finance from Bernard M. Baruch College.

CODE OF ETHICS

   The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by one or more of the Funds; (b) is being purchased or sold by one or more of the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

   Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Corporate Bond, Limited Maturity Bond, U.S.
Government, High Yield and Municipal Bond Funds pursuant to Distribution Agreements dated March 27, 1984, as amended, and October 7, 1983, respectively. The Distributor also acts as principal underwriter for the following investment companies: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Variflex Variable Annuity Account (Variflex), Variflex Variable Annuity Account (Variflex Educator Series), SBL Variable Annuity Account VIII (Variflex
LS), SBL Variable Annuity Account VIII (Variflex Signature), the Parkstone Variable Annuity Account and Security Varilife Separate Account.

   The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

   For the fiscal year ended December 31, 1997, the gross underwriting commissions (Class A and B shares) received and the net underwriting commission retained by the Distributor were as follows:

-------------------------------------- --------------------------------------
                                             GROSS               NET
                                          UNDERWRITING       UNDERWRITING
FUND                                       COMMISSIONS        COMMISSIONS
-------------------------------------- --------------------------------------
Corporate Bond Fund..................    $                  $
Limited Maturity Bond Fund...........
U.S. Government Bond Fund............
High Yield Fund......................
Municipal Bond Fund..................
-------------------------------------- --------------------------------------

   The Distributor received gross underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions for Class B shares of $132,788 for Income Fund and $42,066 for Municipal Bond Fund and retained net underwriting commissions of $39,452 for Income Fund and $13,059 for Municipal Bond Fund for the fiscal year ended December 31, 1996. The Distributor received gross underwriting commissions on sales of Class A shares of $80,868 and $244,043 for Income Fund and $20,691 and $64,008 for Municipal Bond Fund and retained net underwriting commissions of $9,910 and $48,307 for Income Fund and $4,103 and $13,009 for Municipal Bond Fund for the fiscal years ended December 31, 1995 and 1994, respectively.

   The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

   Each Fund's Distribution Agreement is renewable annually either by the Funds' Board of Directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

   Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each respective Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

   Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

   In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker/dealer.

   Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO. No brokerage commissions were paid by the Funds for the years ended December 31, 1997, 1996, and 1995.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Fund.

   Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.

   U.S. Government Fund will generally value securities at market value, if available. If market value is not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at prices based on market quotations for securities of similar type, yield, quality and duration.

   Valuations furnished by the pricing service with respect to Municipal Bond Fund's municipal securities are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are readily available are valued at the last reported sale price, or, if no sales are reported on that day, at the mean between the latest available bid and asked prices. Securities for which market quotations are not readily available (which are expected to constitute the majority of Municipal Bond Fund's portfolio securities) are valued at the best available current bid price by the pricing service, considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service. Municipal Bond Fund's taxable short-term securities for which market quotations are readily available will be valued at market value, which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

   Cash Fund's securities are valued by the amortized cost valuation technique which does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Fund would receive if it sold the instrument.

   During periods of declining interest rates, the daily yield on shares of Cash Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Cash Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in Cash Fund would receive less investment income. The converse would apply in a period of rising interest rates.

   The use of amortized cost and the maintenance of Cash Fund's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

   The Board of Directors has established procedures designed to maintain Cash Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Fund's holdings by the Board of Directors at such intervals as they deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of Cash Fund instruments prior to maturity to shorten average Fund maturity or withholding dividends. Cash Fund will use its best efforts to maintain a constant net asset value per share of $1.00. See "Security Cash Fund," page 12, and "Dividends and Taxes," page 48. Since dividends from net investment income will be accrued daily and paid monthly, the net asset value per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

   U.S. Government Fund and Municipal Bond Fund may use the amortized cost valuation technique utilized by Cash Fund for securities with maturities of 60 days or less. In addition, U.S. Government and Municipal Bond Funds may use a similar procedure for securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

   The Funds will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

   A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

   Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

   The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager less any applicable deferred sales charge. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

   Cash Fund offers redemption by check. If blank checks are requested on the Check Writing Request form, the Fund will make a supply available. Checks for the Cash Fund may be drawn payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Any check presented for payment which is more than the value of the account will be returned without payment, marked "Insufficient Funds." Each new stockholder will initially receive twelve checks free of charge and such additional checks as may be required. Since the amount available for withdrawal fluctuates daily, it is not practical for a stockholder to attempt to withdraw the entire investment by check. The Fund reserves the right to terminate this service at any time with respect to existing as well as future stockholders. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days.

   When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

   Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

   In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

   The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 59.)

   At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

   Municipal Bond Fund's Articles of Incorporation provide that, in order to minimize expenses, the Fund may, pursuant to a resolution of the Board of Directors, adopt a procedure whereby it would redeem stockholder accounts in which there are fewer than 50 shares (or such lesser amount as the board determines) after having given the stockholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented only after six months' prior notice to all stockholders that the procedure will be put into effect. The Board of Directors has no present plan to implement an involuntary redemption procedure.

TELEPHONE REDEMPTIONS

   Stockholders of the Funds may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

   During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares," page 45.

HOW TO EXCHANGE SHARES

   Pursuant to arrangements with the Distributor, stockholders of the Funds may exchange their shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Equity, Growth and Income, Global, Ultra, Asset Allocation, Social Awareness, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

   Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another of the funds distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

   Because Cash Fund does not impose a sales charge in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based upon the respective net asset values of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the stockholder were purchasing shares of the other Fund involved for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the exchanging stockholder directly to the Distributor and the net asset value of the shares being exchanged will be reduced by a like amount.

   Stockholders making such exchanges must provide the Investment Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds. Shares of Cash Fund begin earning dividends on the day after the date an exchange into such shares is effected. Any such exchange is subject to the minimum investment and eligibility requirements of each Fund. No service fee is presently imposed on such an exchange.

   Exchanges may be accomplished by submitting a written request to the Investment Manager, 700 Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee would be in addition to any of the sales or other charges referred to above but may be avoided by making exchange requests directly to the Investment Manager. Due to the high cost of exchange activity and the maintenance of accounts having a net value of less than $100, Cash Fund reserves the right to totally convert the account if at any time an exchange request results in an account being lowered below the $100 minimum.

   An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 48.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

   Exchanges of shares of the Funds may be made only in jurisdictions where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds, including charges and expenses, are contained in the current prospectus describing each Fund. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given any requesting stockholder by the Distributor.

   The exchange privilege may be changed or discontinued any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various funds are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

EXCHANGE BY TELEPHONE

   To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions, if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

   The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

   A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

   Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

   It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to pay dividends from net investment income monthly. It is the policy of the Funds to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge.

   Cash Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the net asset value on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

   The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by Income Fund or Cash Fund are taxable as ordinary income whether received in cash or reinvested in additional shares. To the extent that Municipal Bond Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, its dividends are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends do not qualify for the dividends-received deduction for corporations.

   Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain", depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Because Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

   Municipal Bond Fund intends to qualify to pay "exempt-interest dividends" to its stockholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Municipal Bond Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. Municipal Bond Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations treated as a tax preference item for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

   In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings", referred to as "ACE") exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Fund, is included in calculating ACE. Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Municipal Bond Fund.

   To the extent that Municipal Bond Fund's interest income is attributable to private activity bonds, dividends allocable to such income, while exempt from the regular federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax. In addition, for corporate stockholders of Municipal Bond Fund, exempt interest may comprise part or all of an adjustment to alternative minimum taxable income.

   Stockholders of the Funds who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be taxable to stockholders as "20% Gains" if the shares had been held for more than 18 months or as "28% Gains" if the shares had been held for more than one year but no more than 18 months. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

   Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

   Up to 85% of an individual's Social Security benefits and certain railroad retirement benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any exempt-interest dividends received from Municipal Bond Fund, is used to calculate the portion of Social Security benefits that is taxed.

   Under the Internal Revenue Code, a stockholder may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

   A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by Municipal Bond Fund are included in alternative minimum taxable income, corporate stockholders may be subject to the environmental tax.

   Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuer. Neither the Investment Manager nor Municipal Bond Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

   The Funds are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

   Each of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and High Yield Fund (the Series of Income Fund) will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

   A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

   OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

   Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

   A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

   Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

   The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

   MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

   ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

   Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

   CONSTRUCTIVE SALES. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but no loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

   FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

   The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporation, the fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

   OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax adviser before purchasing Municipal Bond Fund shares. (See "Municipal Securities," page 10.) Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

   The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance of shares of common stock in one or more classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.

   Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in seven series, Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund, MFR Emerging Markets Total Return Fund, MFR Global Asset Allocation Fund and MFR Global High Yield Fund (formerly Global Aggressive Bond
Fund). The shares of each Series of Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets. Municipal Bond and Cash Funds have not issued shares in any additional series at the present time. Municipal Bond and Cash Funds have authorized the issuance of an indefinite number of shares of capital stock of $0.10 par value.

   Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond and Cash Funds will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

   On certain matters, such as the election of directors, all shares of the Series of Income Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

   The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

   UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 acts as the custodian for the portfolio securities of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Municipal Bond Fund and Cash Fund. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

   The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by a majority of the independent directors of each Fund to serve as the independent auditors of the Funds, and as such, the firm will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

   The Funds may, from time to time, include performance information in advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent yield for Municipal Bond Fund and average annual total return and aggregate total return for Municipal Bond and Income Funds.

   For Cash Fund, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield. Cash Fund's current yield for the seven-day period ended December 31, 1997 was ___%.

   Cash Fund's effective (or compound) yield for the same period was ___%. The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield of the Fund may be obtained by calling the Fund.

   Investors should recognize that investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

   With respect to Income Fund and Municipal Bond Fund, quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                     A-B    ^6
                            YIELD=2((--- + 1)  -1)
                                      CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

   Municipal Bond Fund's tax-equivalent yield, like yield, is based on a 30-day period and is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by one minus a stated income tax rate and adding the resulting figure to that portion of the Fund's yield, if any, that is not tax-exempt.

   For the 30-day period ended December 31, 1997, the yield for the Class A shares of the following Funds was ___% for Corporate Bond Fund, ___% for Limited Maturity Bond Fund, ___% for the U.S. Government Fund, ___% for High Yield Fund, and ___% for Municipal Bond Fund. For the same period, the tax equivalent yield for the Class A shares of Municipal Bond Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was ___% and ___%.

   For the 30-day period ended December 31, 1997, the yield for the Class B shares of the following Funds was ___% for the Corporate Bond Fund, ___% for Limited Maturity Bond Fund, ___% for the U.S. Government Fund, ___% for High Yield Fund, and ___% for Municipal Bond Fund. For the same period, the tax equivalent yield for the Class B shares of Municipal Bond Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was ___% and ___%.

   There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Fund expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Manager."


   Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Income Fund or Municipal Bond Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                     ^n
                                P(1+T)  =ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

   For the 1-, 5- and 10-year periods ended December 31, 1996, the average annual total return for Class A shares of the Corporate Bond Fund was -5.69%, 4.96% and 6.74%, respectively. For the 1-year period ended December 31, 1996, the average annual total return for Class B shares of Corporate Bond Fund was -6.29%. For the period October 19, 1993 (date of inception) to December 31, 1996, the average annual total return for Class B shares of the Corporate Bond Fund was -0.28%.

   For the 1-, 5- and 10-year periods ended December 31, 1997, the average annual total return for Class A shares of the U.S. Government Fund was ___%, ___% and ___%, respectively. For the 1-year period ended December 31, 1997, the average annual total return for Class B shares of U.S. Government Fund was ___%. For the period October 19, 1993 (date of inception) to December 31, 1997, the average annual total return for Class B shares of the U.S. Government Fund was ___%.

   For the 1-, 5- and 10-year periods ended December 31, 1997, the average annual total return for Class A shares of Municipal Bond Fund was ___%, ___% and ___%, respectively. For the 1-year period ended December 31, 1997, the average annual total return for Class B shares of Municipal Bond Fund was ___%. For the period October 19, 1993 (date of inception) to December 31, 1997, the average annual total return for Class B shares of Municipal Bond Fund was ___%.

   For the 1-year period ended December 31, 1997, the average annual total return for Class A and B shares of Limited Maturity Bond Fund was ___% and ___%, respectively. For the period January 17, 1995 (date of inception) to December 31, 1997, the average annual total return for Class A and B shares of Limited Maturity Bond Fund was ___% and ___%, respectively.

   For the 1-year period ended December 31, 1997, the average annual total return for Class A and B shares of High Yield Fund was ___% and ___%, respectively. For the period August 5, 1996 (date of inception) to December 31, 1997, the average annual total return for Class A and B shares of High Yield Fund was ___% and ___%, respectively.

   The aggregate total return for Income and Municipal Bond Funds is calculated for any specified period of time pursuant to the following formula:

                                     ^n
                                P(1+T)  =ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

   The aggregate total return on an investment made in Class A shares of the Corporate Bond Fund, the U.S. Government Fund and Municipal Bond Fund calculated as described above for the period from December 31, 1987, for the Corporate Bond Fund, U.S. Government Fund and Municipal Bond Fund, through December 31, 1997 was ___%, ___% and ___%, respectively. These figures reflect deduction of the maximum initial sales load.

   The aggregate total return on an investment made in Class B shares of the Corporate Bond Fund, the U.S. Government Fund and Municipal Bond Fund calculated as described above for the period October 19, 1993 through December 31, 1997 was ___%, ___% and ___%, respectively. These figures reflect deduction of the maximum contingent deferred sales charge.

   The aggregate total return on an investment made in Class A and B shares of the Limited Maturity Bond Fund for the period January 17, 1995 through December 31, 1997 was ___% and ___%, respectively. These figures reflect deduction of the maximum initial sales load and deduction of the maximum contingent deferred sales charge.

   The aggregate total return on an investment made in Class A and B shares of the High Yield Fund for the period August 5, 1996 (date of inception) through December 31, 1997, was ___% and ___%, respectively. These figures reflect deduction of the maximum initial sales load and deduction of the maximum contingent deferred sales charge.

   In addition, quotations of aggregate total return will also be calculated for several consecutive one-year periods expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

   Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

   In connection with communicating its yield, tax-equivalent yield, average annual total return or aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS

   Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

   Purchases of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Fund shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

   Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

   Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.

   A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans. Because Municipal Bond Fund's investment objective is to obtain a high level of interest income exempt from federal taxes, Municipal Bond Fund is not an appropriate investment for retirement plans.

   Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

   Individual Retirement Account Custodial Agreements are available to provide investment in shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Cash Fund, or in other Funds in the Security Group. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

   An individual may make a contribution to a traditional IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the new "Roth IRAs" which become available in 1998. Roth IRAs are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

   Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

   Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

   In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

   Section 408A of the code permits eligible individuals to establish a Roth IRA, a new type of IRA which becomes available in 1998. Contributions to a Roth IRAs are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's life time. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the owner.

   Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount in the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of the conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

SIMPLE IRAS

   The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

   The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

   Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

   Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

   Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS

   Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Cash Fund or other Funds in the Security Group in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

   A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

   The audited financial statements of the Funds, which are contained in the Funds' Annual Report dated December 31, 1996, are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting the Statement of Additional Information.

TAX-EXEMPT VS. TAXABLE INCOME

   The following table shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields using the 1997 tax rates contained in the Internal Revenue Code as modified by the Tax Reform Act of 1986. Beginning in 1989, federal income brackets will be indexed each year to reflect changes in the Consumer Price Index. The table illustrates what you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax bracket. Locate your income (after deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable yield you would need to match a given tax-free yield. There is, of course, no assurance that an investment in Tax-Exempt Fund will result in the realization of any particular return.

------- ----------------------------------------- ---------- --------------------------------------------------------------
                                                    Your
                                                   income
                                                     tax
               If your taxable income is:          bracket                     And a tax-free yield of:
           Joint Return         Single Return        is:       5%      6%      7%     8%      9%     10%     11%     12%
------- -------------------- -------------------- ---------- ------- ------- ------- ------ ------- ------- ------- -------
1997
              0  -  41,200         0  -  24,650     15.0%      5.88    7.06    8.24    9.41  10.59   11.76   12.94   14.12
         41,200  -  99,600    24,650  -  59,750     28.0       6.94    8.33    9.72   11.11  12.50   13.89   15.28   16.67
         99,600  - 151,750    59,750  - 124,650     31.0       7.25    8.70   10.14   11.59  13.04   14.49   15.94   17.39
        151,750  - 271,050   124,650  - 271,050     36.0       7.81    9.38   10.94   12.50  14.06   15.63   17.19   18.75
        271,050 and over     271,050 and over       39.6       8.28    9.93   11.59   13.25  14.90   16.56   18.21   19.87
------- -------------------- -------------------- ---------- ------- ------- ------- ------ ------- ------- ------- -------

                                   APPENDIX A

CLASS A SHARES OF CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, HIGH YIELD AND MUNICIPAL BOND FUNDS

REDUCED SALES CHARGES

   Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds alone or in combination with Class A shares of other Security Funds.

   For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

   To reduce sales charges on purchases of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield or Municipal Bond Fund, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Fund for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Municipal Bond Fund, Security Growth and Income, Security Ultra Fund, or Security Equity Fund in those states where shares of the Funds being purchased are qualified for sale.

STATEMENT OF INTENTION

   A Purchaser in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Funds may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Municipal Bond Fund, Security Equity Fund, Security Growth and Income Fund, or Security Ultra Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.

   A Statement of Intention may be revised during the 13-month period (or, if applicable, 36-month period). Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from the Investment Manager.

REINSTATEMENT PRIVILEGE

   Stockholders who redeem their Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund or Municipal Bond Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Fund without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Equity Fund, Security Ultra Fund, or Security Growth and Income Fund up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

SECURITY FUNDS

ANNUAL REPORT

DECEMBER 31, 1996

SECURITY INCOME FUND
  - CORPORATE BOND SERIES
  - U.S. GOVERNMENT SERIES
  - LIMITED MATURITY BOND SERIES
  - GLOBAL AGGRESSIVE BOND SERIES
  - HIGH YIELD BOND SERIES

SECURITY TAX-EXEMPT FUND

SECURITY CASH FUND



[SDI LOGO]

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

[PHOTO OF JOHN CLELAND]
JOHN CLELAND

Dear Shareholder:

     1996 was not a particularly good year for fixed income investors. Interest rates fluctuated dramatically throughout the year, with the thirty-year Treasury bond beginning the year at 5.94% and ending it 70 basis points higher at 6.64%. Only in the global fixed income markets did we see attractive returns. The U.S. markets continued to be ruled by investors' fears about the reemergence of inflationary pressures and expectations as to the future rate of economic growth. Although growth was moderate and inflation remained well under control, the fear, rather than the fact, dominated bond market movements.

1997 OUTLOOK FOR FIXED INCOME

     We believe the fixed income outlook for 1997 is much better. We expect that last year's moderate inflation levels will remain in place for some time. Consumer spending, a primary force behind rising inflation, will be restrained by the high household debt levels now in place. Although many people are experiencing the "wealth effect" of strong stock markets, these individuals tend to be savers rather than spenders and are content to watch their earnings grow.

BALANCED BUDGET PROSPECTS IMPROVING

     A strong positive for bond markets is the likelihood that a balanced budget proposal will become reality in 1997. Sentiment is strong on both sides of the congressional aisle, and since 1997 is not an election year, the possibility of bipartisan agreement is greater than usual. Should a balanced budget package become a reality, the promise of reduced Federal spending lowers the potential for inflation and pleases fixed income investors.

DECLINING GLOBAL INTEREST RATES

     An additional plus for fixed income is the outlook for declining global interest rates as inflation drops in many countries around the world, and as the European nations work to meet criteria for entry into the European Monetary Union. Many of these nations have reduced their debt levels, allowing interest rates to come down in the process. They will continue along this track as the January, 1998 date for selection of participants in the EMU approaches.

     In our opinion, all of these factors combined make an excellent backdrop for favorable fixed income performance in the year ahead. As always, we invite your comments and questions.

Sincerely,


John Cleland
President, Security Funds

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY INCOME FUND
CORPORATE BOND SERIES

At the beginning of 1996 the Corporate Bond Series' average maturity and duration were long relative to our benchmark index, anticipating a continuation of the previous year's low inflation, moderate economic growth and declining interest rates. At that time the yield on the thirty-year Treasury bond was 5.94%. The first major economic release for the year, the January employment figures, shocked bond investors when it showed much higher levels of employment than expected. This set the tone for a year of uncertainty about economic growth and inflation. The long Treasury bond rose to a high of almost 7.20% in June and again in July. It closed the year down from that level, but at 6.64%, it remained well above its opening level for the year.

EARLY STEPS TO READJUST THE PORTFOLIO

In February we began shortening the maturity structure of the portfolio to be more in line with that of the benchmark index and with our peers. In addition, we started purchasing issues in three newly-approved asset classes, including U.S. dollar-denominated foreign bonds ("Yankee" bonds), high yield bonds and mortgage-backed securities. These proved to be wise moves, as the high yield and mortgage sectors outperformed corporate bonds throughout the year. For most of 1996 mortgage-backed securities made up about 15% of the portfolio and high yield issues approximately 17%.

The exposure to Yankee bonds also did well, with about 12% of the portfolio invested in such issues. The largest of these holdings is Banco Santander, one of the largest banks in Spain with assets in excess of $132 billion (U.S. dollars). Others in the Yankee bond sector include Abbey National Bank PLC, Malayan Bank of New York, Panamerican Beverage Company and Banco Centrale Hispanoamericano.(1)

HIGH YIELD HOLDINGS IN THE SECOND HALF OF THE YEAR

After we realigned the portfolio's maturity structure early in the year, performance was strong in the second and third quarters as we outperformed both our benchmark index and our peer group. The fourth quarter was a different story. Performance was negatively impacted by our investment in Marvel Holdings, Inc. bonds, which declined substantially in value after the company announced poor earnings warning investors of liquidity problems. Another high yield issue, Home Holdings, also lost considerable value after the company became involved in litigation surrounding the lease on its Maiden Lane headquarters in New York.

Given the negative contribution of these two high yield bond positions, we have refined our strategy for using high yield issues in the portfolio.

                             CORPORATE BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                        LEHMAN BROTHERS MUTUAL FUND
             CORPORATE BOND SERIES      A RATED CORPORATE INDEX

    Dec-86         10,000.00                   10,000.00
    Mar-87          9,703.81                   10,238.19
    Jun-87          9,723.63                    9,998.72
    Sep-87          9,507.70                    9,636.25
    Dec-87          9,912.07                   10,254.88
    Mar-88         10,148.80                   10,709.96
    Jun-88         10,207.11                   10,829.28
    Sep-88         10,412.20                   11,084.10
    Dec-88         10,552.90                   11,199.96
    Mar-89         10,669.88                   11,334.85
    Jun-89         11,299.14                   12,232.34
    Sep-89         11,333.50                   12,391.71
    Dec-89         11,604.98                   12,778.23
    Mar-90         11,614.62                   12,666.49
    Jun-90         12,036.94                   13,160.90
    Sep-90         11,840.35                   13,158.24
    Dec-90         12,366.74                   13,679.94
    Mar-91         12,837.14                   14,263.89
    Jun-91         13,071.20                   14,547.56
    Sep-91         13,745.07                   15,401.42
    Dec-91         14,361.26                   16,213.50
    Mar-92         14,318.75                   16,095.03
    Jun-92         14,851.65                   16,794.18
    Sep-92         15,462.72                   17,587.34
    Dec-92         15,646.32                   17,622.01
    Mar-93         16,606.87                   18,511.92
    Jun-93         17,221.42                   19,130.69
    Sep-93         17,977.33                   19,795.61
    Dec-93         17,791.61                   19,765.82
    Mar-94         16,869.03                   19,069.77
    Jun-94         16,277.95                   18,769.78
    Sep-94         16,227.66                   18,907.48
    Dec-94         16,321.15                   18,990.13
    Mar-95         17,093.77                   20,114.83
    Jun-95         18,000.28                   21,610.95
    Sep-95         18,342.75                   22,120.25
    Dec-95         19,295.99                   23,212.59
    Mar-96         18,602.69                   22,613.56
    Jun-96         18,593.95                   22,714.57
    Sep-96         18,996.48                   23,168.14
    Dec-96         19,195.17                   23,974.49

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $19,195. By comparison, the same $10,000 investment would have grown to $23,974 based on the performance of the Lehman Brothers Mutual Fund A Rated Corporate Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

Investments cannot be made directly in an index. The Lehman Brothers Mutual Fund A Rated Corporate Index includes all corporate debt securities rated A or higher.


                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

       CLASS A SHARES                       CLASS B SHARES
     1 Year      -5.69%                 1 Year            -6.29%
     5 Years      4.96%                 Since Inception   -0.28%
     10 Years     6.74%                 (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

In order to reduce the impact of negative performance by any one issue, we are increasing the number of individual investments in the sector while keeping our overall sector allocation unchanged. This has the effect of limiting the fund's exposure to any one position to around 1% of portfolio assets.

THOUGHTS ABOUT 1997

We believe the outlook for bonds in 1997 is better than at this time in 1996. Economic growth should continue at a slow but steady pace, restrained somewhat by slow consumer spending as individuals concentrate on reducing their debt burdens. The Federal Reserve Open Market Committee will continue its vigilant stance against inflation. Aided by falling global inflation and interest rates, we believe the U.S. bond markets should be able to post a near-average performance year.

Greg Hamilton
Portfolio Manager

(1) Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

U.S. GOVERNMENT SERIES

The U.S. Government securities markets had mixed results in 1996, as the interest rate on the long Treasury bond rose from 5.94% at the beginning of the year to 6.64% at its close. Its total return for the year was -2.3%, while over the same period the two-year Treasury note gained 5.2%. The U.S. Government Series, which contains issues of varying maturities, fell in between the two with a total return for the year of 1.26%.(1)

MORTGAGE-BACKED SECURITIES REPRESENTATION

About 30% of the portfolio was invested in mortgage-backed securities (primarily GNMA's) most of the year. These issues perform well in bear markets because generally as interest rates rise fewer people refinance their home mortgages. This reduces prepayments on mortgage-backed securities and helps stabilize their prices. The issues we hold have coupon rates ranging from 7.5% to 8.5%, adding an attractive income stream to the portfolio's return.

REALIGNMENT OF MATURITY STRUCTURE

In February and March the yield on the thirty-year Treasury bond rose from 6.02% to 6.64%, its largest price decline of the year. The U.S. Government Series contained a number of long-maturity issues at the beginning of February which hurt portfolio performance at that time. Part of these issues were sold in March, which helped the balance of the year, but of course could not repair the damage done before the sales.

PLANS FOR 1997

We believe that interest rates in the first half of 1997 have a good chance of declining as economic activity slows somewhat and inflation remains well under control. We may increase the percentage of the portfolio holdings in GNMA mortgage-backed security issues, as we feel that the greatest portion of total return in 1997 will come from the income stream provided by the securities. The duration of the portfolio will probably remain close to its current level of about five years. Although the year ahead may not be an outstanding one for fixed income instruments, we believe it will be at least an average one for total returns.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                             U.S. GOVERNMENT SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                          LEHMAN BROTHERS
                          U.S. GOVERNMENT FUND         GOVERNMENT BOND INDEX
      Dec-86                    10,000.00                   10,000.00
      Mar-87                     9,695.19                   10,117.61
      Jun-87                     9,651.76                    9,941.33
      Sep-87                     9,536.30                    9,673.52
      Dec-87                     9,888.91                   10,219.24
      Mar-88                    10,127.06                   10,556.47
      Jun-88                    10,291.91                   10,656.38
      Sep-88                    10,454.04                   10,836.28
      Dec-88                    10,505.92                   10,938.28
      Mar-89                    10,615.66                   11,054.50
      Jun-89                    11,225.05                   11,943.56
      Sep-89                    11,372.80                   12,042.24
      Dec-89                    11,746.96                   12,495.17
      Mar-90                    11,737.54                   12,339.91
      Jun-90                    12,139.99                   12,771.22
      Sep-90                    12,296.99                   12,877.35
      Dec-90                    12,897.97                   13,585.14
      Mar-91                    13,219.23                   13,879.19
      Jun-91                    13,441.26                   14,066.86
      Sep-91                    14,080.07                   14,870.35
      Dec-91                    14,677.02                   15,667.87
      Mar-92                    14,495.80                   15,393.80
      Jun-92                    14,921.60                   16,002.98
      Sep-92                    15,248.08                   16,792.31
      Dec-92                    15,401.64                   16,799.94
      Mar-93                    16,112.26                   17,558.69
      Jun-93                    16,728.69                   18,066.80
      Sep-93                    17,281.45                   18,652.97
      Dec-93                    17,209.28                   18,590.11
      Mar-94                    16,534.56                   18,030.26
      Jun-94                    16,135.91                   17,823.48
      Sep-94                    16,015.98                   17,899.08
      Dec-94                    16,083.04                   17,963.26
      Mar-95                    16,790.08                   18,808.53
      Jun-95                    18,023.72                   19,975.47
      Sep-95                    18,538.13                   20,327.70
      Dec-95                    19,598.25                   21,256.22
      Mar-96                    18,947.54                   20,775.73
      Jun-96                    18,968.82                   20,873.51
      Sep-96                    19,346.47                   21,226.26
      Dec-96                    19,845.79                   21,845.58


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $19,846. By comparison, the same $10,000 investment would have grown to $21,846 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

                  CLASS A SHARES               CLASS B SHARES
                1 Year       -3.59%        1 Year            -4.97%
                5 Years       5.19%        Since Inception    1.95%
                10 Years      7.10%        (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

LIMITED MATURITY BOND SERIES

In its second year of existence the Limited Maturity Bond Series is doing what it was designed to do--provide lower volatility and downside protection than longer-maturity funds in periods of rising interest rates. In a year in which the thirty-year Treasury bond had a total return of -2.3%, the portfolio's total return of 2.09% looked quite good.(1)

USE OF MORTGAGE-BACKED SECURITIES IN THE PORTFOLIO

One way to reduce volatility without sacrificing the income stream is through the use of certain mortgage-backed securities, which make up just over 20% of the portfolio. Our strategy in this portion of the Limited Maturity portfolio has been to combine seasoned premium mortgage-backed issues having coupons in the 8% to 9% range with other lower-coupon discounted issues which we consider to be undervalued. The combination of these two provides both defensive price movement characteristics in periods of modest interest rate fluctuations and yields generally 1/2 to 1% higher than Treasury bonds.

CORPORATE HOLDINGS IN THE FUND

In the investment grade corporate bond portion of the portfolio we are using fewer "Yankee" bonds (dollar-denominated issues of foreign companies) than in the other fixed income funds, and buying more domestic industrial issues. These bonds, issued by companies such as Aluminum Company of America and Ford Motor Company, have historically shown less price volatility than bonds in the finance and utility sectors of the market.

The high yield portion, currently about 18% of the fund, will generally provide a substantial income stream to enhance the total return. In the fourth quarter of 1996, however, performance was hurt by our Marvel Holdings, Inc. bonds which declined substantially in value after the company announced much lower than expected earnings, coupled with liquidity problems. We sold the bonds in early December and the company subsequently filed for bankruptcy protection. Another high yield issue, Home Holdings, also lost considerable value and hurt overall performance. The significant performance drag created by these two issues has led us to take steps to lessen the impact of any future events in the high yield sector by limiting each holding to 1% or less of the total portfolio. We will continue to concentrate on the upper-tier rating brackets of the high yield market.

OUTLOOK FOR 1997

We believe that in 1997 interest rates will continue to fluctuate, although probably not as widely as in 1996. We plan to continue the volatility-reducing strategies outlined above, possibly selling some of the longer maturity issues in the portfolio as well. If 1997 turns out to have total returns in an average range of 5% to 7%, the strong income component will contribute a greater part of the return than will price appreciation.

Greg Hamilton, Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                          LIMITED MATURITY BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                      LIMITED MATURITY           LEHMAN BROTHERS
                        BOND SERIES            INTERMEDIATE TERM
                                              CORPORATE BOND INDEX

                         10,000.00                  10,000.00
      Jan-95              9,552.38                  10,192.00
      Feb-95              9,748.77                  10,464.13
      Mar-95              9,798.38                  10,533.19
      Apr-95              9,932.95                  10,695.40
      May-95             10,300.75                  11,103.97
      Jun-95             10,358.89                  11,193.91
      Jul-95             10,309.05                  11,180.47
      Aug-95             10,403.62                  11,319.11
      Sep-95             10,487.92                  11,424.38
      Oct-95             10,523.63                  11,559.19
      Nov-95             10,658.84                  11,752.23
      Dec-95             10,762.43                  11,901.48
      Jan-96             10,898.96                  12,012.16
      Feb-96             10,777.01                  11,819.97
      Mar-96             10,705.57                  11,734.86
      Apr-96             10,650.01                  11,667.98
      May-96             10,642.59                  11,649.31
      Jun-96             10,742.60                  11,792.59
      Jul-96             10,772.03                  11,822.08
      Aug-96             10,771.66                  11,817.35
      Sep-96             10,964.75                  12,022.97
      Oct-96             11,017.89                  12,288.68
      Nov-96             11,056.54                  12,497.58
      Dec-96             10,987.43                  12,375.11


                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $10,987. By comparison, the same $10,000 investment would have grown to $12,375 based on the performance of the Lehman Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

               LIMITED MATURITY BOND SERIES
               AVERAGE ANNUAL TOTAL RETURN
                 AS OF DECEMBER 31, 1996

       CLASS A SHARES
       One Year                           -2.74%
       Since Inception 1-17-95             4.94%

       CLASS B SHARES
       One Year                           -3.95%
       Since Inception 1-17-95             4.68%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

GLOBAL AGGRESSIVE BOND SERIES

1996 was a very rewarding year for our shareholders, particularly during the second half. While the first six months provided a total return of 2.58%, the last six months' strong performance brought the total return of the fund for the year up to 11.56%.(1) This compares favorably with the Lehman Brothers Global Bond Index return of 5.37% for the year, a 0.2% return for a ten-year U.S. Treasury note, and 10.4% average for the Lipper peer group.

INTERNATIONAL STRENGTH IN THE SECOND HALF

The second half of 1996 saw an acceleration of the trends which began earlier in the year. Yields in peripheral European countries such as Spain, Italy, and Portugal, which had fallen approximately 1% in the first half of the year, declined a further 2% in the second half. Restrictive fiscal policies by these governments brought about by their desire not to be left out of the European Monetary Union process combined with rapidly declining inflation to produce these dramatic declines in yields. While there is still room for this trend to continue, we believe the majority of this convergence of yields with "core" Europe is coming to an end.

Emerging market debt also continued its good performance. With the strongest concentration of economic growth in the world, the credit quality of many emerging market countries and companies is increasing and should continue on that path in 1997.

DOLLAR BLOC PERFORMANCE

One of the differences in the second half of 1996 versus the first half is that the dollar bloc which includes Australia, Canada, New Zealand and the United States also performed very well. Interest rates, which had increased in these countries in the first half on the back of a poor U.S. market, reversed their upward trend. While longer term rates in the U.S. managed to decline slightly, yields in the rest of the dollar bloc fell substantially, on the order of 1% to 1.5%. Recognition of the continued trend of low inflation in these countries was the main contributing factor to the decline in yields.

OUTLOOK FOR 1997

Looking ahead to 1997, we believe that the most rewarding investments will be those that seek out improving credit quality situations, both on the country and company level. In particular, the return of strong growth to Latin America should provide fertile ground for many of these opportunities. We look forward to the challenges of the new year.

Maria Fiorini Ramirez and Denis P. Jamison
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

             [MFR LOGO]                           [LEXINGTON LOGO]

                         GLOBAL AGGRESSIVE BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                   GLOBAL AGGRESSIVE          LEHMAN BROTHERS
                      BOND SERIES            GLOBAL BOND INDEX

                       10,000.00                10,000.00
      Jun-95            9,485.71                10,069.00
      Jul-95            9,619.05                10,140.49
      Aug-95            9,609.52                 9,907.26
      Sep-95            9,851.18                10,131.16
      Oct-95            9,920.00                10,257.80
      Nov-95            9,969.16                10,367.56
      Dec-95           10,220.30                10,521.00
      Jan-96           10,401.55                10,427.36
      Feb-96           10,169.96                10,358.54
      Mar-96           10,217.42                10,338.86
      Apr-96           10,258.45                10,293.37
      May-96           10,350.78                10,318.07
      Jun-96           10,484.82                10,428.48
      Jul-96           10,684.03                10,613.06
      Aug-96           10,851.78                10,651.27
      Sep-96           10,978.22                10,731.15
      Oct-96           11,127.87                10,964.02
      Nov-96           11,384.42                11,128.48
      Dec-96           11,403.45                11,086.19


                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Global Aggressive Bond Series on June 1, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,403. By comparison, the same $10,000 investment would have grown to $11,086 based on the performance of the Lehman Brothers Global Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly be made in an index.


                 GLOBAL AGGRESSIVE BOND SERIES
                  AVERAGE ANNUAL TOTAL RETURN
                    AS OF DECEMBER 31, 1996

               CLASS A SHARES
               One Year                  6.24%
               Since Inception (6-1-95)  8.63%

               CLASS B SHARES
               One Year                  5.67%
               Since Inception (6-1-95)  8.78%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

HIGH YIELD SERIES

The High Yield Series began operations August 5, 1996 with a primary objective of seeking high current income with a secondary objective of capital appreciation. Although the Series may invest in debt issues in any rating category below investment grade, our current focus is on issues rated BB or B, in the upper tier of the noninvestment grade range. Given the length of the current economic expansion in the United States, the possibility is increasing that we may experience a slowdown in the months to come. If this happens, the higher-rated high yield issues are likely to outperform their lower-rated
counterparts   because  of  their  stronger  balance   sheets.

LARGEST INDUSTRY REPRESENTATIONS

The largest industry concentration in the portfolio is in consumer goods, both cyclical and noncyclical. Many of the issuers will be familiar to our shareholders, including cyclical ones such as sheet and towel manufacturer Westpoint-Stevens, Inc., cable providers Rogers Cablesystems Ltd. and Century Communications, and gaming company Showboat, Inc. Others may be less familiar by name, but their services are well-known: one example is K-III Communications Corporation, publishers of Weekly Reader, Seventeen magazine, and Funk & Wagnalls dictionaries, among other products.

Among the consumer noncyclical companies in the portfolio is AMF Group, Inc., provider of bowling centers and equipment. AMF is currently designing new bowling center packages for construction in emerging market countries where industry penetration is low or nonexistent. Other consumer noncyclicals include Carrols Corporation, the largest operator of Burger King franchises, and Cott Corporation, which manufactures private-label soft drinks.

OTHER SECTORS IN THE PORTFOLIO

The portfolio at this time is underweighted in basic industries, especially those whose assets are subject to commodity pricings, such as steel and paper companies. The energy sector, where exploration and production companies have excellent cash flows, is overweighted in the portfolio versus the benchmark Lehman Brothers High Yield Index, as are nonbank financial services companies.

The High Yield Series has gained a respectable 5.20% since its August inception.(1) The performance was held back somewhat by our position in Marvel Holdings, Inc. bonds, which declined substantially in value when the company announced that they were experiencing liquidity problems. The bonds were sold out of the portfolio in November, and have dropped considerably further in price since then.

THE HIGH YIELD OUTLOOK IN 1997

As discussed earlier, our portfolio is higher in quality than many in our high yield peer group. A number of the peer funds use common stock in their portfolios, as well. In a bull market like we experienced in 1995 and 1996 those portfolios may perform better, but with the likelihood of an economic slowdown in the not-too-distant future, higher-rated issues should hold their value better. We believe that the high yield bond markets are likely to have a good year in 1997 relative to other fixed income asset classes, drawing a sizeable part of their total return from their higher coupons.

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY TAX-EXEMPT FUND

Despite a year in which presidential candidates spoke frequently of tax cuts, the tax-exempt market actually fared better than its Treasury and corporate counterparts. Municipal bond investors may be realizing that in a time when a balanced federal budget is receiving serious consideration, the likelihood of relevant tax cuts is diminished.

MATURITY RESTRUCTURING EARLY IN 1996

At the beginning of 1996 the average duration of the bonds in the Security Tax-Exempt Fund was quite long, at about 9.5 years. This hurt performance in January and February as interest rates rose rapidly. We shortened the portfolio's average maturity and duration over that time, and for the balance of the year, it performed well in line with the benchmark index.

In order to lower the volatility of the portfolio, we have reduced the number of issues that are subject to call risk. Callable bonds are ones which the issuers can buy back when interest rates decline, replacing them with lower-coupon bonds and lowering their interest expense. These issues can fluctuate widely in price as general market levels move above or below the call price, alternately reducing or increasing the likelihood that they will be called. Because of this risk, callable bonds can often be purchased at a higher yield than noncallable issues.

CREDIT RATINGS IN THE PORTFOLIO

To replace this higher yield, we have opted to take a slightly greater credit risk, purchasing some issues rated in the low-A to high BBB range. Some of these include bonds issued by colleges and universities, such as dormitory revenue bonds. We plan to buy smaller block sizes when we purchase these lower-rated issues, to minimize the impact should any issue experience credit problems. We plan to keep the average credit rating of the portfolio slightly higher than that of our peer funds. We believe that as Congress moves to balance the federal budget, many costs will be pushed down to the state and local government levels, straining those municipalities' budgets. A higher average credit rating will afford some degree of protection against unforseen problems.

CONGRESS AND TAX CUTS

As mentioned earlier, the likelihood of significant tax cuts for individuals in 1997 has been reduced by the perception that Congress is intent on presenting a proposal that will balance the budget in the next five years. It will be easier in a nonelection year to take politically unpopular steps such as cutting entitlement programs without granting an offsetting--and electorate-pleasing--favor such as reduced taxes. A climate in which tax rate uncertainty is diminished is one which is favorable for performance of tax-exempt bonds.

Greg Hamilton
Portfolio Manager


                                TAX-EXEMPT FUND
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                  LEHMAN BROTHERS
                        TAX-EXEMPT FUND         MUNICIPAL BOND INDEX

                           10,000.00                 10,000.00
      Mar-87                9,784.70                 10,241.75
      Jun-87                9,321.86                  9,963.54
      Sep-87                9,211.03                  9,716.06
      Dec-87                9,400.74                 10,150.62
      Mar-88                9,679.13                 10,499.11
      Jun-88                9,910.13                 10,702.23
      Sep-88               10,104.58                 10,975.54
      Dec-88               10,364.69                 11,179.96
      Mar-89               10,184.40                 11,254.22
      Jun-89               10,568.45                 11,920.52
      Sep-89               10,562.68                 11,928.33
      Dec-89               10,821.70                 12,387.11
      Mar-90               10,834.43                 12,442.35
      Jun-90               11,076.16                 12,733.13
      Sep-90               11,097.60                 12,740.60
      Dec-90               11,491.95                 13,290.13
      Mar-91               11,733.40                 13,589.47
      Jun-91               11,941.86                 13,880.24
      Sep-91               12,393.61                 14,420.09
      Dec-91               12,840.77                 14,904.31
      Mar-92               12,845.06                 14,949.05
      Jun-92               13,284.31                 15,516.43
      Sep-92               13,567.12                 15,929.78
      Dec-92               13,776.37                 16,219.78
      Mar-93               14,187.82                 16,821.68
      Jun-93               14,729.87                 17,372.08
      Sep-93               15,257.64                 17,958.90
      Dec-93               15,475.16                 18,210.99
      Mar-94               14,359.07                 17,211.33
      Jun-94               14,465.14                 17,401.84
      Sep-94               14,449.36                 17,520.91
      Dec-94               14,193.57                 17,269.30
      Mar-95               15,150.39                 18,490.34
      Jun-95               15,301.79                 18,936.88
      Sep-95               15,642.34                 19,481.53
      Dec-95               16,390.67                 20,284.98
      Mar-96               15,978.97                 20,040.31
      Jun-96               16,050.42                 20,193.95
      Sep-96               16,396.42                 20,656.82
      Dec-96               16,802.00                 21,183.19


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Tax-Exempt Fund on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $16,802. By comparison, the same $10,000 investment would have grown to $21,183 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.


                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

           CLASS A SHARES                         CLASS B SHARES
        1 Year         -2.40%               1 Year             -3.76%
        5 Years         4.50%               Since Inception     0.27%
        10 Years        5.33%               (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY CASH FUND

Money market funds in 1996 became attractive alternatives for fixed-income investors, outperforming many sectors of the bond market. Security Cash Fund returned 4.63% over the year, approximating its Lipper peer group average of 4.80%.

AVERAGE MATURITY TARGET RANGE

One of our objectives throughout the year was to keep the average maturity of the portfolio holdings within ten days of that published weekly in the IBC/Donoghue Money Fund Report. We avoid the practice of skewing the average maturity strongly, either shorter or longer than the benchmark average, in order to try to outguess the Federal Reserve Bank and their interest rate movements. We believe that a more conservative approach is appropriate in our money market funds.

SECTOR REPRESENTATION IN THE PORTFOLIO

We have been adding blocks of Small Business Administration mortgage pools with interest rates which reset monthly or quarterly based on the prime rate. These AAA-rated issues provide better yields than commercial paper, and they are U.S. Government securities, so there is no additional credit risk in buying them. The greatest risk with these instruments is that the mortgages will be prepaid at a faster-than-anticipated rate. For this reason we choose to only buy issues priced at par, so that no premium will be lost in the event of escalated prepayments. Our SBA holdings now make up about 13% of the portfolio.

We have also increased our holdings of government agency issues such as Federal Farm Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association securities. These issues, with maturities of one year or less, provide diversification from the larger position in commercial paper in the portfolio. The IBC/Donoghue average portfolio position in commercial paper is about 60%; we have reduced ours from almost 80% to the current 60% in order to be more in line with that average.

LOOKING AHEAD TO 1997

In 1996 we established an overnight funds account with the Federal Home Loan Bank in order to maximize our earnings on cash balances. We continue to study various investment alternatives for the portfolio assets in order to provide competitive interest rates in the fund.

We expect interest rates on short term fixed income investments to stay within a narrow band in 1997. When inflation has been modest, as it has for the last two years, hints of escalating economic growth cause greater fluctuations in the longer maturities of the bond markets than in the short ones. We continue to strive to provide a high quality portfolio with a competitive yield for our shareholders.


Barbara Davison
Fixed Income Team

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                             CORPORATE BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            AIR TRANSPORTATION - 4.6%
$2,000,000  Southwest Airlines Company, 7.875% - 2007 ..........    $2,117,500
 1,200,000  United Airlines, 11.21% - 2014 .....................     1,557,000
                                                                    ----------
                                                                     3,674,500

            BANKS - 14.1%
            ABN AMRO Bank NV,
 1,000,000    7.55% - 2006 .....................................     1,036,250
 1,500,000    7.30% - 2026 .....................................     1,428,750
 1,250,000  Abbey National PLC, 6.69% - 2005 ...................     1,226,563
 1,000,000  BCH Cayman Islands, Ltd., 7.70% - 2006 .............     1,032,500
 1,500,000  Bank of New York, Inc., 6.50% - 2003 ...............     1,473,750
 2,000,000  Bankers Trust of New York Corporation, 7.125% - 2006     1,997,500
 1,000,000  Maylayan Banking Berhad New York, 7.125% - 2005 ....       993,750
 2,150,000  Santander Financial Issuances, Ltd., 7.00% - 2006 ..     2,136,563
                                                                    ----------
                                                                    11,325,626

            BROKERS, DEALERS & SERVICES - 6.6%
 4,000,000  Bear Stearns Companies, Inc., 5.75% - 2001 .........     3,860,000
 1,450,000  Lehman Brothers, Inc., 7.25% - 2003 ................     1,457,250
                                                                    ----------
                                                                     5,317,250

            CABLE SYSTEMS - 4.5%
 1,750,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........     1,833,125
 2,000,000  TCI, 7.875% - 2013 .................................     1,825,000
                                                                    ----------
                                                                     3,658,125

            CONSUMER GOODS & SERVICES - 2.6%
 1,000,000  Semi-Tech Corporation, 0% - 2003(4) ................       657,500
 1,500,000  Nike, Inc.,  6.375% - 2003 .........................     1,471,875
                                                                    ----------
                                                                     2,129,375

            ELECTRONICS - 1.9%
 1,500,000  Pioneer Standards Electronics, Inc., 8.50% - 2006 ..     1,526,250

            ENTERTAINMENT - 5.4%
 1,650,000  Harrah's Operating Company, Inc., 8.75% - 2000 .....     1,685,063
   750,000  Showboat, Inc., 13.50% - 2003 ......................       826,875
 1,800,000  Station Casinos, Inc., 10.125% - 2006 ..............     1,804,500
                                                                    ----------
                                                                     4,316,438

            FINANCE - 1.2%
$1,000,000  Countrywide Capital, 8.00% - 2026 ..................      $987,500

            FOOD & BEVERAGES - 4.2%
 1,250,000  Chiquita Brands International, Inc., 10.25% - 2006 .     1,331,250
 1,000,000  Coca-Cola Enterprises Inc., 6.70% - 2036(5) ........     1,010,000
 1,000,000  Panamerican Beverages, Inc., 8.125% - 2003 .........     1,025,000
                                                                    ----------
                                                                     3,366,250

            FUNERAL HOMES - 2.2%
 1,750,000  Loewen Group International, Inc., 8.25% - 2003 .....     1,771,875

            INSURANCE - 4.0%
 1,250,000  American RE Corporation, 7.45% - 2026 ..............     1,248,438
 2,200,000  Home Holdings, Inc., 7.75% - 1998 ..................       968,000
 1,050,000  Travelers Capital Trust, 7.75% - 2036 ..............     1,018,500
                                                                    ----------
                                                                     3,234,938

            MEDIA - 3.8%
 1,750,000  Time Warner, Inc., 9.125% - 2013 ...................     1,883,438
 1,250,000  Viacom, Inc., 8.00% - 2006 .........................     1,215,625
                                                                    ----------
                                                                     3,099,063

            MISCELLANEOUS - 7.5%
 3,575,527  Bear Stearns Mortgage Securities, Inc.,
              7.75% - 2024 CMO .................................     3,460,719
 1,322,553  GE Capital Mortgage Services, Inc., 8.30% - 2023 CMO     1,345,113
 1,250,000  Securitized Asset Sales, Inc., 7.50% - 2025 CMO ....     1,250,110
                                                                    ----------
                                                                     6,055,942

            MOTOR VEHICLES - 5.0%
 2,000,000  Chrysler-Auburn Hills Trust, 12.00% - 2020 .........     3,017,500
 1,000,000  Ford Motor Company, 7.25% - 2008 ...................     1,010,000
                                                                    ----------
                                                                     4,027,500

            NATURAL GAS COMPANIES - 1.2%
 1,000,000  El Paso Natural Gas Company, 6.75% - 2003 ..........       992,500

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                        CORPORATE BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            OIL & GAS COMPANIES - 2.6%
$1,000,000  Seagull Energy Corporation, 8.625% - 2005 ..........    $1,037,500
 1,000,000  Union Pacific Resources, 7.50% - 2026 ..............     1,017,500
                                                                    ----------
                                                                     2,055,000

            PAPER & LUMBER PRODUCTS - 1.7%
 1,250,000  Domtar, Inc., 9.50% - 2016 .........................     1,371,875

            PUBLISHING & PRINTING - 2.6%
   375,000  Golden Books Publishing, Inc., 7.65% - 2002 ........       338,438
 1,700,000  Valassis Inserts, Inc., 9.375% - 1999 ..............     1,751,000
                                                                    ----------
                                                                     2,089,438

            REAL ESTATE - 1.9%
   820,000  Chelsea GCA Realty, Inc., 7.75% - 2001 .............       837,425
   750,000  Simon DeBartolo Group, Ltd., 6.875% - 2006 .........       729,375
                                                                    ----------
                                                                     1,566,800

            WASTE MANAGEMENT - 1.3%
 1,000,000  Waste Management, 7.10% - 2026(5) ..................     1,030,000

            STEEL & METAL PRODUCTS - 1.0%
   750,000  AK Steel Corporation, 10.75% - 2004 ................       817,500

            TELECOMMUNICATION EQUIPMENT - 3.9%
 3,000,000  Comsat Corporation, 8.125% - 2004 ..................     3,168,750
                                                                    ----------

            Total corporate bonds--Corporate
              Bond Series - 83.8% ..............................    67,582,495

            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            -----------------------------------------
            U.S. Government Agencies - 8.8%
            Federal Home Loan Mortgage Corporation,
 1,500,000    7.974% - 2005 ....................................     1,508,940
   751,931    8.80% - 2020 CMO .................................       768,652
   750,000    9.00% - 2020 CMO .................................       763,009
   750,000    6.50% - 2021 CMO .................................       683,749
   929,897    7.00% - 2021 CMO .................................       854,822
            Federal National Mortgage Association,
 1,500,000    0% - 2004(4) .....................................     1,472,085
   989,433    9.30% - 2019 CMO .................................     1,011,628
                                                                    ----------
                                                                     7,062,885

PRINCIPAL
AMOUNT OR
NUMBER OF   GOVERNMENT & GOVERNMENT                                     MARKET
 SHARES     AGENCY SECURITIES                                           VALUE
--------------------------------------------------------------------------------

            U.S. TREASURY NOTES - 1.2%
$1,000,000    5.625% - 1998 ....................................      $995,390
                                                                    ----------
            Total government & government agency securities -
              Corporate Bond Series - 10.0% ....................     8,058,275

            PREFERRED STOCK
            ------------------------------------------

            ELECTRIC COMPANIES - 0.1%
     3,100  Georgia Power Capital Trust, $1.9375 ...............        77,500
                                                                    ----------

            Total preferred stock--Corporate Bond Series - 0.1%.        77,500
                                                                    ----------
            Total investments - Corporate Bond Series - 93.9% ..    75,718,270

            Cash and other assets, less liabilities - 6.1% .....     4,945,375
                                                                    ----------
            Total net assets - Corporate Bond Series - 100.0% ..   $80,663,645
                                                                    ==========

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES

            U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            ----------------------------------------------------

            FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.2%
  $700,000    7.125% - 2001 ....................................      $710,731

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 32.3%
  $600,000    7.40% - 2004 .....................................       630,168
  $500,000    6.69% - 2011 .....................................       477,420
$1,000,000    8.10% - 2019 .....................................     1,121,370
  $500,000    8.28% - 2025 .....................................       578,175
                                                                    ----------
                                                                     2,807,133

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 34.9%
  $680,151    8.50% - 2024 .....................................       707,105
  $694,219    7.75% - 2025 .....................................       701,371
  $819,474    8.00% - 2026 .....................................       832,013
  $264,386    8.25% - 2026 .....................................       271,822
  $522,929    7.50% - 2034 .....................................       520,494
                                                                    ----------
                                                                     3,032,805

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                       U.S. GOVERNMENT SERIES (CONTINUED)

PRINCIPAL   U.S. GOVERNMENT & GOVERNMENT                                MARKET
 AMOUNT     AGENCY SECURITIES (CONTINUED)                               VALUE
--------------------------------------------------------------------------------

            U.S. TREASURY NOTES - 15.0%
  $810,000    7.25% - 1998 .....................................      $823,090
   460,000    8.00% - 1999 .....................................       481,717
                                                                    ----------
                                                                     1,304,807

            U.S. TREASURY BONDS - 7.7%
   600,000    8.75% - 2008 .....................................       674,448
                                                                    ----------
            Total investments - U.S. Government Series - 98.1% .     8,529,924
            Cash and other assets, less liabilities - 1.9% .....       167,475
                                                                    ----------
            Total net assets - U.S. Government Series - 100.0% .    $8,697,399
                                                                    ==========

                              SECURITY INCOME FUND
                          LIMITED MATURITY BOND SERIES

            CORPORATE BONDS
            ------------------------------------------
            ALUMINUM - 2.7%
  $148,000  Alcan Aluminum, Ltd., 9.20% - 2001 .................      $152,810

            AUTOMOBILE REPAIR - 2.8%
   150,000  Speedy Muffler King, Inc., 10.875% - 2006 ..........       160,500

            BANKS - 2.1%
   110,000  First Union Corporation, 8.125% - 2002 .............       117,563

            CABLE - 5.0%
   125,000  Paging Network, 10.00% - 2008 ......................       126,406
   150,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........       157,125
                                                                    ----------
                                                                       283,531

            CONSUMER GOODS - 2.2%
   125,000  Cole National Group, Inc., 9.875% - 2006 ...........       128,750

            ELECTRIC COMPANIES - 2.6%
   150,000  Consolidated Edison Company of New York,
              6.625% - 2002 ....................................       150,000

            ELECTRIC & GAS COMPANIES - 2.8%
   150,000  Public Service Electric & Gas Company, 8.75% - 1999.       157,875

            ELECTRONICS - 3.6%
   200,000  Pioneer Standard Electronics, Inc., 8.50% - 2006 ...       203,500

            FINANCE - 10.9%
  $150,000  Ford Motor Credit Company, 8.375% - 2000 ...........      $157,688
   150,000  Household Finance Corporation, 8.00% - 2004 ........       159,750
   150,000  International Lease Finance Corporation,
              8.25% - 2000 .....................................       157,125
   150,000  MCN Investment Corporation, 6.32% - 2003 ...........       147,000
                                                                    ----------
                                                                       621,563

            FOOD & BEVERAGE TRADE - 1.8%
   100,000  FEMSA Fomento Economico Mexicano SA, 9.50% - 1997 ..       101,375

            INSURANCE - 3.3%
   100,000  Home Holdings, Inc., 7.75% - 1998 ..................        44,000
   150,000  Travelers Capital Trust, 7.75% - 2036 ..............       145,500
                                                                    ----------
                                                                       189,500

            MISCELLANEOUS - 4.0%
   122,860  GE Capital Mortgage Services, Inc., 8.30% - 2023 CMO       124,956
   100,000  Sears Mortgage Securities Corporation,
              8.50% - 2022 CMO .................................       102,959
                                                                    ----------
                                                                       227,915

            NATURAL GAS COMPANIES - 6.3%
   200,000  El Paso Natural Gas Company, 6.75% - 2003 ..........       198,500
   150,000  Vastar Resources, Inc., 8.75% - 2005 ...............       162,938
                                                                    ----------
                                                                       361,438

            OIL & GAS COMPANIES - 2.7%
   150,000  Seagull Energy Corporation, 8.625% - 2005 ..........       155,625

            PUBLISHING & PRINTING - 1.8%
   100,000  Valassis Inserts, Inc., 9.375% - 1999 ..............       103,000

            RETAIL TRADE - 2.7%
   150,000  Wal-Mart Stores, Inc., 7.50% - 2004 ................       156,563

            SANITARY SERVICES - 2.8%
   150,000  WMX Technologies, Inc., 8.25% - 1999 ...............       157,313

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            TOBACCO PRODUCTS - 2.8%
  $150,000  Dimon, Inc., 8.875% - 2006 .........................      $156,938
                                                                    ----------
            Total corporate bonds - Limited Maturity
              Bond Series - 62.9% ..............................     3,585,759

            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            ------------------------------------------

            CANADIAN GOVERNMENT AGENCIES - 2.9%
   150,000  Province of Quebec, 8.625% - 2005 ..................       164,813

            U.S. GOVERNMENT AGENCIES - 24.0%
            Federal Home Loan Mortgage Corporation,
   200,000    8.00% - 2020 CMO .................................       203,089
    44,000    8.50% - 2020 CMO .................................        45,408
   186,000    8.00% - 2024 .....................................       189,348

            Federal National Mortgage Association,
   200,000    0% - 2004(4) .....................................       196,278
   150,000    8.50% - 2005 .....................................       157,602
   126,040    5.70% - 2008 CMO .................................       120,672
   118,000    7.50% - 2019 CMO .................................       118,563
   100,000    7.00% - 2020 CMO .................................        98,389
   100,000    6.75% - 2021 CMO .................................        98,703
   160,487    6.50% - 2023 CMO .................................       138,012
                                                                    ----------
                                                                     1,366,064
                                                                    ----------

            Total government & government agency securities -
              Limited Maturity Bond Series - 26.9% .............     1,530,877
                                                                    ----------

            Total investments - Limited Maturity
              Bond Series - 89.8% ..............................     5,116,636

            Cash and other assets, less liabilities - 10.2% ....       582,273
                                                                    ----------

            Total net assets - Limited Maturity
              Bond Series - 100.0% .............................    $5,698,909
                                                                    ==========

                              SECURITY INCOME FUND
                         GLOBAL AGGRESSIVE BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     GOVERNMENT OBLIGATIONS                                      VALUE
--------------------------------------------------------------------------------

            ARGENTINA - 4.5%
  $225,000  Republic of Argentina, 9.25% - 2001 ................      $229,219

            AUSTRALIA - 8.6%
   250,000  Commonwealth of Australia, 9.00% - 2004(3) .........       218,275
   290,000  New South Wales Treasury Corporation,
              6.50% - 2006(3) ..................................       213,347
                                                                    ----------
                                                                       431,622

            BRAZIL - 4.0%
  $275,342  Government of Brazil C, 4.50% - 2014 ...............       203,496

            COSTA RICA - 4.7%
  $300,000  Banco Costa Rica, 6.25% - 2010 .....................       238,500

            DOMINICAN REPUBLIC - 3.8%
  $250,000  Central Bank of Dominican Republic, 6.375% - 2024 ..       190,625

            GREECE - 4.1%
50,000,000  Hellenic Republic, 14.00% - 2003(3) ................       205,525

            HUNGARY - 3.8%
30,000,000  Government of Hungary, 21.00% - 1999(3) ............       189,372

            JORDAN - 2.9%
  $250,000  Kingdom of Jordan, 4.00% - 2023 ....................       148,125

            NEW ZEALAND - 4.1%
   300,000  New Zealand Government, 6.50% - 2000(3) ............       208,929

            POLAND - 7.3%
 1,120,000  Government of Poland, 16.00% - 1998(3) .............       369,024

            PORTUGAL - 8.8%
            Obrig Do Tes Medio Prazo,
20,000,000    11.875% - 2000(3) ................................       149,895
35,000,000    11.875% - 2005(3) ................................       295,546
                                                                    ----------
                                                                       445,441

            SOUTH AFRICA - 3.5%
 1,000,000  Republic of South Africa, 12.00% - 2005(3) .........       174,846

            SPAIN - 3.7%
20,000,000  Bonos Y Oblig Del Estado, 10.15% - 2006(3) .........       187,661
                                                                    ----------

            Total government obligations - Global Aggresive
              Bond Series - 63.8% ..............................     3,222,385

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                    GLOBAL AGGRESSIVE BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            CANADA - 9.8%
  $237,000  CHC Helicopter, 11.50% - 2002 ......................      $242,925
   100,000  Roger's Communication, Inc., 10.50% - 2006(3) ......        76,161
   200,000  Stelco, Inc., 10.40% - 2009(3) .....................       172,465
                                                                    ----------
                                                                       491,551

            CZECH REPUBLIC - 4.4%
 2,500,000  CEZ, A.S., 11.30% - 2005(3) ........................        92,809
 3,500,000  Skofin, S.R.O., A.S., 11.625% - 1998(3) ............       129,187
                                                                    ----------
                                                                       221,996

            DENMARK - 6.3%
 1,000,000  Nykredit, 7.00% - 2026(3) ..........................       159,606
 1,000,000  Realkredit Danmark, 7.00% - 2026(3) ................       158,894
                                                                    ----------
                                                                       318,500

            THAILAND - 4.3%
 5,200,000  Italian-Thai Development Company, 12.50% - 2005(3) .       218,374
                                                                    ----------
            Total corporate bonds - Global Aggressive
              Bond Series - 24.8% ..............................     1,250,421

            SHORT-TERM INVESTMENTS
            ------------------------------------------

            INDONESIA - 6.1%

500,000,000 Asia Pulp & Paper, 0% - 4-29-97(3) .................       201,594
250,000,000 Chase Manhattan Bank Time Deposit,
              14.00% - 1-16-97(3) ..............................       105,820
                                                                    ----------
                                                                       307,414
                                                                    ----------

            Total short term investments - Global
              Aggressive Bond Series - 6.1% ....................       307,414
                                                                    ----------
            Total investments - Global Aggressive
              Bond Series - 94.7% ..............................     4,780,220

            WRITTEN OPTIONS - (0.1%)
  $275,342  Call Option on Government of Brazil
              C Bond, strike price 72.75 USD, 1-97
              (premium $3,050) .................................        (5,979)

            Cash and other assets, less liabilities - 5.4% .....       273,007
                                                                    ----------
            Total net assets - Global Aggressive
              Bond Series - 100.0% .............................    $5,047,248
                                                                    ==========

                              SECURITY INCOME FUND
                             HIGH YIELD BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            APPAREL - 3.0%
  $150,000  Tultex Corporation, 10.625% - 2005 .................      $163,312

            AUTOMOBILES - 3.2%
   170,000  Exide Corporation, 10.00% - 2005 ...................       177,225

            BANKS & CREDIT - 1.9%
   100,000  B.F. Saul Reit, 11.625% - 2002 .....................       107,500

            BEVERAGES - 3.7%
   100,000  Cott Corporation, 9.375% - 2005 ....................       103,000
   100,000  Delta Beverage Group, 9.75% - 2003 .................       102,250
                                                                    ----------
                                                                       205,250

            BROADCAST MEDIA - 4.4%
   135,000  Allbritton Communications Company, 11.50% - 2004 ...       143,100
   100,000  Heritage Media Corporation, 8.75% - 2006 ...........        96,500
                                                                    ----------
                                                                       239,600

            CHEMICALS - 3.3%
   170,000  Envirodyne Industries, Inc., 12.00% - 2000 .........       180,837

            CABLE SYSTEMS - 9.5%
   100,000  Cablevision Systems Corporation, 10.75% - 2004 .....       104,000
   100,000  Century Communications, 9.50% - 2005 ...............       102,500
   135,000  Comcast Corporation, 9.125% - 2006 .................       138,037
   170,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........       178,075
                                                                    ----------
                                                                       522,612

            CONSUMER GOODS - 1.2%
   100,000  Semi-Tech Corporation, 0% - 2003(4) ................        65,750

            ELECTRIC UTILITIES - 5.5%
   135,000  AES Corporation, 10.25% - 2006 .....................       145,800
   150,000  Cal Energy Company Inc., 9.50% - 2006 ..............       154,500
                                                                    ----------
                                                                       300,300

            ENTERTAINMENT - 5.0%
   180,000  Showboat, Inc., 9.25% - 2008 .......................       177,075
   100,000  Station Casinos, Inc., 10.125% - 2006 ..............       100,250
                                                                    ----------
                                                                       277,325

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                       HIGH YIELD BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            FINANCIAL SERVICES - 1.9%
  $100,000  Dollar Financial Group, 10.875% - 2006 .............      $103,000

            FOOD PROCESSING - 2.6%
   135,000  TLC Beatrice International Holdings, 11.50% - 2005 .       143,100

            HEALTH CARE SERVICES - 1.8%
   100,000  Regency Health Services, 9.875% - 2002 .............       101,250

            MANUFACTURING - 3.8%
   100,000  Sequa Corporation, 9.375% - 2003 ...................       101,000
   100,000  Shop Vac Corporation, 10.625% - 2003 ...............       105,250
                                                                    ----------
                                                                       206,250

            MEDICAL - 1.9%
   100,000  Maxxim Medical, 10.50% - 2006 ......................       104,500

            MISCELLANEOUS - 1.8%
   100,000  Jordan Industries, 10.375% - 2003 ..................        98,750

            OIL & GAS COMPANIES - 5.3%
   135,000  Maxus Energy, 9.50% - 2003 .........................       136,688
   150,000  Seagull Energy Corporation, 8.625% - 2005 ..........       155,625
                                                                    ----------
                                                                       292,313

            PACKAGING & CONTAINERS - 1.9%
   100,000  Plastic Containers, Inc., 10.00% - 2006 ............       103,250

            PETROLEUM - 1.9%
   100,000  Crown Central Petroleum, 10.875% - 2005 ............       102,125

            PUBLISHING & PRINTING - 6.2%
   170,000  Golden Books Publishing, Inc., 7.65% - 2002 ........       153,425
   180,000  KIII Communications Corporation, 10.625% - 2002 ....       189,000
                                                                    ----------
                                                                       342,425

            RECREATION - 1.9%
   100,000  AMF Group, Inc., 10.875% - 2006 ....................       105,500

            RESTAURANTS - 2.6%
   135,000  Carrols Corporation, 11.50% - 2003 .................       143,438

            STEEL & METAL PRODUCTS- 0.9%
    50,000  AK Steel Corporation, 9.125% - 2006 ................        51,375

            TEXTILES - 4.4%
  $100,000  Pillowtex Corporation, 10.00% - 2006 ...............      $104,000
  $135,000  Westpoint Stevens, Inc., 9.375% - 2005 .............       138,713
                                                                    ----------
                                                                       242,713

            TOBACCO PRODUCTS - 2.6%
  $135,000  Dimon, Inc., 8.875% - 2006 .........................       141,244

            TRANSPORTATION - 6.0%
  $135,000  Teekay Shipping Corporation, 8.32% - 2003 ..........       135,000
  $175,000  Atlas Air, Inc., 12.25% - 2002 .....................       194,031
                                                                    ----------
                                                                       329,031
                                                                    ----------

            Total corporate bonds- High Yield
              Bond Series - 88.2% ..............................     4,849,975

            PREFERRED STOCK
            ------------------------------------------

            BANKING & CREDIT - 3.6%
     1,750  First Nationwide Bank ..............................       200,375
                                                                    ----------

            Total preferred stock - High Yield
              Bond Series 3.6% .................................       200,375
                                                                    ----------
            Total investments - High Yield Bond Series - 91.8% .     5,050,350
            Cash and other assets, less liabilities - 8.2% .....       448,756
                                                                    ----------
            Total net assets - High Yield Bond Series - 100.0% .    $5,499,106
                                                                    ==========

                            SECURITY TAX-EXEMPT FUND

            MUNICIPAL BONDS
            ------------------------------------------

            CIVIC CENTER DEVELOPMENT REVENUE - 1.0%
  $250,000  District of Columbia Redevelopment Washington D.C.
              Sports Arena, 5.40% - 2000 .......................      $251,250

            EDUCATION REVENUE - 22.7%
$1,000,000  Illinois Chicago School, Series A, 4.90% - 2005 ....       993,750
  $480,000  Iowa Higher Education St. Ambrose, 5.75% - 2011 ....       463,200
$1,000,000  Island County Washington School District
              South Whidbey, 6.75% - 2007 ......................     1,148,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                      SECURITY TAX-EXEMPT FUND (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     MUNICIPAL BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            EDUCATION REVENUE, CONTINUED

$1,000,000  Federal Way, Washington School District,
              4.80% - 2007 .....................................      $967,500

   500,000  Mukwanago, Wisconsin School District, 5.00% - 2004 .       506,250

 1,000,000  North Brunswick Township, New Jersey Board
              of Education, 6.30% - 2013 .......................     1,066,250

   500,000  Northfield, Minnesota School District #659,
              4.80% - 2007 .....................................       490,000
                                                                    ----------
                                                                     5,635,700

            ELECTRIC UTILITY REVENUE - 17.5%
 1,000,000  Georgia Municipal Electric Authority, 5.25% - 2025 .       941,250
 1,200,000  Massachusetts Municipal Wholesale Electric Company
              Power Supply System, Series B, 6.625% - 2004 .....     1,299,000
 1,000,000  Nebraska Public Power District Revenue,
              Series A, 6.25% - 2022 ...........................     1,032,500
 1,000,000  Washington Public Power Supply System Revenue
              Nuclear Project #2, 6.30% - 2012 .................     1,068,750
                                                                    ----------
                                                                     4,341,500

            GENERAL OBLIGATION - 16.7%
 1,000,000  Clark County, Nevada School District, Series A,
              5.50% - 2016 .....................................       986,250
 1,000,000  Dade County Florida, 5.75% - 2001 ..................     1,050,000
 1,000,000  State of Illinois, 6.10% - 2003 ....................     1,073,750
 1,000,000  Tulsa, Oklahoma, 5.125% - 2000 .....................     1,021,250
                                                                    ----------
                                                                     4,131,250

            HIGHWAY REVENUE - 5.9%
 1,400,000  Harris County, Texas, Series A, Toll Road & Tax,
              6.125% - 2020 ....................................     1,475,250

            POLLUTION CONTROL - 4.1%
 1,000,000  Kansas City, Kansas General Motors Corporation
              Project, 5.45% - 2006 ............................     1,012,500

            PORTS & HARBORS - 2.1%
   500,000  Kansas City, Missouri Port Authority
              Riverfront Park, 5.75% - 2005 ....................       513,125

            SALES TAX REVENUE - 5.2%
 1,300,000  Los Angeles, California, 5.625% - 2018 .............     1,293,500

            SEWER REVENUE - 17.1%
$1,000,000  DuPage County, Illinois Stormwater
              Project Refunding, 5.60% - 2021 ..................    $1,017,500
 1,000,000  Houston, Texas Water & Sewer System
              Revenue Series A, 6.20% - 2020 ...................     1,046,250
 1,000,000  King County Washington Sewer
              Revenue Series A, 6.25% - 2034 ...................     1,050,000
 1,100,000  Los Angeles, CA Wastewater System
              Revenue, 6.00% - 2014 ............................     1,139,875
                                                                    ----------
                                                                     4,253,625

            VARIOUS PURPOSE REVENUE - 4.0%
 1,000,000  Denver Metropolitan Major League Baseball Stadium
              Project, 4.00% - 1999 ............................       988,750
                                                                    ----------

            Total investments - Tax-Exempt Fund - 96.3% ........    23,896,450

            Cash and other assets, less liabilities - 3.7% .....       918,053
                                                                    ----------
            Total net assets - Tax-Exempt Fund - 100.0% ........   $24,814,503
                                                                    ==========

                               SECURITY CASH FUND

            COMMERCIAL PAPER
            ------------------------------------------
            BROKERAGE - 2.8%
$1,277,000  Merrill Lynch & Company, Inc.,
              5.34%, 1-15-97 ...................................       $99,792
              5.33%, 1-22-97 ...................................       722,746
              5.35%, 2-4-97 ....................................        99,494
              5.35%, 2-6-97 ....................................       350,117
                                                                    ----------
                                                                     1,272,149

            COMBINATION GAS & ELECTRIC - 4.7%
   440,000  Baltimore Gas & Electric Company, 5.35%, 1-17-97 ...       438,954
   700,000  Central Illinois Light Company, 5.85%, 1-13-97 .....       698,635
 1,000,000  Madison Gas & Electric Company, 5.40%, 1-15-97 .....       997,900
                                                                    ----------
                                                                     2,135,489

            COMPUTER SYSTEMS - 4.0%
 1,800,000  International Business Machines Corporation,
              5.39%, 1-8-97 ....................................       998,952
              5.31%, 2-24-97 ...................................       793,628
                                                                    ----------
                                                                     1,792,580

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                         SECURITY CASH FUND (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     COMMERCIAL PAPER (CONTINUED)                                VALUE
--------------------------------------------------------------------------------

            ELECTRIC UTILITIES - 11.0%
  $100,000  Idaho Power Company, 6.15%, 1-16-97 ................       $99,744
 1,611,000  Interstate Power Company,
              5.37%, 1-14-97 ...................................       210,591
              5.40%, 1-15-97 ...................................       399,160
              5.55%, 2-19-97 ...................................       992,446
 1,301,000  Massachusetts Electric Company,
              6.05%, 1-2-97 ....................................       550,907
              6.00%, 1-3-97 ....................................       749,750
 2,000,000  Southern California Edison Company, 5.35%, 1-13-97 .     1,996,433
                                                                    ----------
                                                                     4,999,031

            ELECTRONICS - 4.4%
 2,000,000  Avnet, Inc., 5.42%, 1-6-97 .........................     1,998,494

            ENGINEERING - 4.9%
 2,250,000  Fluor Corporation, 5.37%, 1-29-97 ..................     2,240,603

            FOOD PROCESSING - 1.5%
   700,000  McCormick & Company, Inc., 5.31%, 1-10-97 ..........       699,071

            INDUSTRIAL SERVICES - 2.7%
 1,250,000  PPG Industries, Inc., 5.32%, 2-10-97 ...............     1,242,611

            LEASING - 3.1%
 1,400,000  International Lease Finance Corporation,
              5.30%, 1-23-97 ...................................     1,395,466

            NATURAL GAS - 1.9%
   800,000  Bay State Gas Company, 5.35%, 1-24-97 ..............       797,266

            POLLUTION CONTROL - 4.4%
 2,000,000  Engelhard Corporation, 5.32%, 2-14-97 ..............     1,986,996

            RETAIL--GROCERY - 4.5%
 2,050,000  Winn-Dixie Stores, 5.38%, 1-28-97 ..................     2,041,728

            TOBACCO - 4.4%
 2,000,000  B.A.T. Capital Corporation, 5.38%, 1-17-97 .........     1,995,218

            WASTE - 5.9%
 2,700,000  WMX Technologies, Inc., 5.40%, 1-24-97 .............     2,690,685
                                                                    ----------
            Total commercial paper - Cash Fund - 60.2% .........    27,287,387

PRINCIPAL   U.S.GOVERNMENT & GOVERNMENT                                 MARKET
 AMOUNT     AGENCY SECURITIES                                           VALUE
--------------------------------------------------------------------------------

            FEDERAL FARM CREDIT BANKS - 2.2%
$1,000,000    4.95%, 3-3-97 ....................................      $997,031

            FEDERAL HOME LOAN BANK - 4.4%
 2,000,000    5.63%, 12-17-97 ..................................     2,000,000

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.6%
 3,000,000    4.97%, 3-10-97 ...................................     2,998,077

            SBA POOLS - 13.1%
 1,853,960    6.50% - 2017(1) ..................................     1,871,455
 1,129,571    5.875% - 2018(2) .................................     1,133,807
   944,512    5.875% - 2020(2) .................................       944,512
   989,217    5.75% - 2021(2) ..................................       989,836
   976,265    5.75% - 2021(2) ..................................       976,875
                                                                    ----------
                                                                     5,916,485
                                                                    ----------
            Total U.S. government & government agency
              securities - Cash Fund - 26.3% ...................    11,911,593
                                                                    ----------
            Total investments - Cash Fund - 86.5% ..............    39,198,980
            Cash and other assets, less liabilities - 13.5% ....     6,131,744
                                                                    ----------
            Total net assets - Cash Fund - 100.0% ..............   $45,330,724
                                                                    ==========

The identified cost of investments owned at December 31, 1996, was the same for federal income tax and book purposes, except for the Corporate Bond Series for which the identified cost for federal income tax purposes was $75,921,420.

CMO - (Collateralized Mortgage Obligation)
1    Variable rate security which may be reset the first of each month.
2    Variable rate security which may be reset the first of each quarter.
3 Principal amount on foreign bonds is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.
4 Deferred interest obligation; currently zero coupon under terms of initial offering.
5 Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturity.

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES     FUND           FUND
                                       ---------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified
  cost $75,920,997, $8,368,335,
  $5,053,086, $4,636,461, $4,903,283,
  $23,444,597 and $11,911,593,
  respectively) .....................  $75,718,270  $8,529,924   $5,116,636   $4,780,220    $5,050,350    $23,896,450   $11,911,593
Commercial paper, at amortized cost
  which approximates market value ...           --          --           --           --            --             --    27,287,387
Cash ................................    3,819,126      19,657      480,863       10,832       335,499        470,572            --
Receivables:
  Fund shares sold ..................        3,058       2,955        4,664          176           323            226     6,253,739
  Securities sold ...................       30,883          --        1,724      110,392            --             --        65,162
  Interest ..........................    1,376,532     150,717      109,306      162,365       116,259        459,712       136,935
  Security Management Company .......        1,370         427          715          104           158             --            --
Prepaid expense .....................        2,573       3,798        2,809           --            --          9,129        13,303
Forward foreign exchange contracts ..           --          --           --        4,917            --             --            --
                                      ------------ -----------  -----------   ----------   -----------   ------------  ------------
       Total assets .................  $80,951,812  $8,707,478   $5,716,717   $5,069,006    $5,502,589    $24,836,089   $45,668,119
                                      ============ ===========  ===========   ==========   ===========   ============  ============

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for fund shares redeemed ..     $201,806         $--       $9,800          $--           $--            $--       $70,126
  Dividends payable to shareholders .           --          --           --        1,460            --             --       163,788
  Written call options outstanding ..           --          --           --        5,979            --             --            --
  Cash overdraft ....................           --          --           --           --            --             --        41,507
  Other liabilities:
    Management fees .................       35,769          --           --           --            --         10,762        24,897
    12b-1 distribution plan fees ....       22,667       2,591        1,694        2,033         2,972          1,180            --
    Custodian and transfer agent fees       10,725       4,304        3,165        3,316            80          1,353        11,529
    Administration fees .............        6,438         786          426          188           431          1,937         1,725
    Professional fees ...............        4,502       1,094        2,427          942            --          2,530         5,003
    Miscellaneous ...................        6,260       1,304          296        7,840            --          3,824        18,820
                                        ----------  ----------   ----------  -----------   -----------     ----------   ------------
       Total liabilities ............      288,167      10,079       17,808       21,758         3,483         21,586       337,395

Net Assets:
Paid in capital .....................   93,223,300   9,514,029    5,704,923    4,885,064     5,387,903     25,834,978    45,330,724
Undistributed net investment
  income (loss) .....................           --         158           --      117,348           721          5,559            --
Accumulated undistributed net realized
  loss on sale of investments and
  foreign currency transactions .....  (12,356,928)   (978,377)     (69,564)     (99,652)      (36,585)    (1,477,887)           --
Net unrealized appreciation
  (depreciation) in value of investments
  and translation of assets and
  liabilities in foreign currency ...     (202,727)    161,589       63,550      144,488       147,067        451,853            --
                                      ------------  ----------  -----------  -----------  ------------   ------------  ------------
    Net assets ......................   80,663,645   8,697,399    5,698,909    5,047,248     5,499,106     24,814,503    45,330,724
                                      ------------  ----------  -----------  -----------  ------------   ------------  ------------
       Total liabilities and
         net assets .................  $80,951,812  $8,707,478   $5,716,717   $5,069,006    $5,502,589    $24,836,089   $45,668,119
                                      ============  ==========  ===========  ===========  ============   ============  ============

CLASS "A" SHARES
Capital shares outstanding ..........   10,681,022   1,704,844      486,912      338,604       181,468      2,397,740    45,330,724
Net assets ..........................  $73,360,359  $8,036,075   $4,937,697   $3,506,595    $2,780,234    $23,304,115   $45,330,724
Net asset value per share (net assets
  divided by shares outstanding) ....        $6.87       $4.71       $10.14       $10.36        $15.32          $9.72         $1.00
Add: Selling commission
  (4.75% of offering price)
  (excluding Cash Fund) .............         0.34        0.23         0.51          .52           .76           0.48            --
                                      ------------ ----------- ------------ ------------  ------------   ------------  ------------
Offering price per share
  (net asset value
  divided by 95.25%) ................        $7.21       $4.94       $10.65       $10.88        $16.08         $10.20         $1.00
                                      ============ =========== ============ ============  ============   ============  ============
CLASS "B" SHARES
Capital shares outstanding ..........    1,057,722     140,328       75,091      148,027       177,479        155,270            --
Net assets ..........................   $7,303,286    $661,324     $761,212   $1,540,653    $2,718,872     $1,510,388            --
Net asset value per share
  (net assets divided
  by shares outstanding) ............        $6.90       $4.71       $10.14       $10.41        $15.32          $9.73            --
                                      ============ =========== ============ ============  ============   ============  ============

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES*    FUND           FUND
                                       ---------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest ..........................   $6,648,760    $761,589     $403,999     $575,957      $192,134     $1,362,359    $2,640,745

EXPENSES
  Management fees ...................      440,214      55,727       26,161       34,900        12,264        120,946       247,304
  Transfer/maintenance fees .........      106,615      18,012        3,875        1,269           274         16,538       130,682
  12b-1 distribution plan fees ......      263,503      31,385       19,017       22,956        13,262         12,756            --
  Administration fees ...............       79,239       9,690        4,638       41,952         1,920         22,530        21,721
  Custodian fees ....................       12,146       4,600        4,478       10,519           462          1,345         8,824
  Directors' fees ...................        8,940       1,122          520          385            --         11,241        11,766
  Professional fees .................        1,746          --        7,514        9,739         3,000             --         3,131
  Registration fees .................       23,243      16,374       15,016       19,296        20,855         23,076        45,264
  Other expenses ....................       14,200       1,267        1,105        1,444           709          4,092        16,556
                                      ------------ ----------- ------------  -----------  ------------   ------------  ------------
                                           949,846     138,177       82,324      142,460        52,746        212,524       485,248

  Less: Earnings credits applied ....       (2,590)     (1,365)      (1,687)          --            --         (1,345)       (2,633)
    Reimbursement of expenses .......      (10,663)    (60,974)     (27,868)     (38,590)      (12,264)        (2,358)           --
                                      ------------ ----------- ------------  -----------  ------------   ------------  ------------

       Total expenses ...............      936,593      75,838       52,769      103,870        40,482        208,821       482,615
                                      ------------ ----------- ------------  ------------ ------------   ------------  ------------
         Net investment income ......    5,712,167     685,751      351,230      472,087       151,652      1,153,538     2,158,130

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    during the period on:
    Investments .....................   (1,347,012)    182,946      (46,509)     133,869       (36,585)        56,324            --
    Foreign currency transactions ...           --          --           --     (174,582)           --             --            --
                                      ------------ ----------- ------------  ----------- -------------   ------------  ------------
      Net realized gain (loss) ......   (1,347,012)    182,946      (46,509)     (40,713)      (36,585)        56,324            --

  Net change in unrealized
    appreciation (depreciation)
    during the period on:
      Investments ...................   (5,522,985)   (735,463)    (186,260)      71,369       147,067       (671,331)           --
      Translation of assets and
        liabilities in foreign
        currencies ..................           --          --           --        3,699            --             --            --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------

    Net unrealized appreciation
      (depreciation) ................   (5,522,985)   (735,463)    (186,260)      75,068       147,067       (671,331)           --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------

    Net gain (loss) .................   (6,869,997)   (552,517)    (232,769)      34,355       110,482       (615,007)           --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------
      Net increase (decrease)
        in net assets resulting
        from operations .............  ($1,157,830)   $133,234     $118,461     $506,442      $262,134       $538,531    $2,158,130
                                      ============ ===========  ===========   ==========  ============   ============  ============

*Period August 5, 1996 (inception) through December 31, 1996.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES*    FUND           FUND
                                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income .............   $5,712,167    $685,751     $351,230     $472,087      $151,652     $1,153,538    $2,158,130
  Net realized gain (loss) ..........   (1,347,012)    182,946      (46,509)     (40,713)      (36,585)        56,324            --
  Unrealized appreciation
    (depreciation) during the period    (5,522,985)   (735,463)    (186,260)      75,068       147,067       (671,331)           --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
     Net increase (decrease) in
       net assets resulting
       from operations ..............   (1,157,830)    133,234      118,461      506,442       262,134        538,531     2,158,130

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A .........................   (5,393,982)   (655,579)    (304,962)    (210,236)      (79,996)    (1,107,445)   (2,158,130)
    Class B .........................     (343,417)    (32,686)     (47,156)     (85,158)      (70,935)       (44,319)           --
  In excess of net realized gain
    Class A .........................           --          --           --      (74,660)           --             --            --
    Class B .........................           --          --           --      (32,900)           --             --            --
  Tax return of capital
    Class A .........................           --          --       (5,684)          --            --             --            --
    Class B .........................           --          --         (879)          --            --             --            --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
      Total distributions to
        shareholders ................   (5,737,399)   (688,265)    (358,681)    (402,954)     (150,931)    (1,151,764)   (2,158,130)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares
    Class A .........................    8,731,109   1,930,782    2,444,146      255,854     2,644,208      1,613,431   310,586,017
    Class B .........................    3,464,361     375,419      269,401       79,004     2,611,381        579,929            --
  Dividends reinvested
    Class A .........................    4,241,649     543,532      284,749      283,688        79,998        626,193     1,969,086
    Class B .........................      304,987      26,151       47,452      110,636        70,935         31,495            --
  Cost of shares redeemed
    Class A .........................  (26,834,054) (3,998,800)    (913,142)     (66,489)          (48)    (3,379,177) (305,382,279)
    Class B .........................   (1,793,517)   (286,899)    (267,281)    (127,192)      (18,571)      (260,053)           --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
      Net increase (decrease) from
        capital share transactions ..  (11,885,465) (1,409,815)   1,865,325      535,501     5,387,903       (788,182)    7,172,824
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
         Total increase (decrease)
           in net assets ............  (18,780,694) (1,964,846)   1,625,105      638,989     5,499,106     (1,401,415)    7,172,824

NET ASSETS:
  Beginning of period ...............   99,444,339  10,662,245    4,073,804    4,408,259            --     26,215,918    38,157,900
                                       -----------  ----------   ----------   ----------    ----------    -----------   -----------
  End of period .....................  $80,663,645  $8,697,399   $5,698,909   $5,047,248    $5,499,106    $24,814,503   $45,330,724
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

  Undistributed net investment
    income ..........................          $--        $158          $--     $117,348          $721         $5,559           $--
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

    (a) Shares issued and redeemed:
        Shares sold
          Class A ...................    1,257,439     408,653      236,285       24,675       176,201        167,132   310,586,017
          Class B ...................      497,238      79,022       25,885        7,907       174,028         59,521            --
        Dividends reinvested
          Class A ...................      608,432     115,124       27,590       27,930         5,270         65,031     1,969,086
          Class B ...................       43,584       5,533        4,593       10,901         4,677          3,268            --
        Shares redeemed
          Class A ...................   (3,860,010)   (845,356)     (88,496)      (6,449)           (3)      (350,952) (305,382,279)
          Class B ...................     (256,329)    (61,304)     (25,864)     (12,357)       (1,226)       (27,117)           --

        Net increase (decrease) .....   (1,709,646)   (298,328)     179,993       52,607       358,947        (83,117)    7,172,824
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

*Period August 5, 1996 (inception) through December 31, 1996.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                         SECURITY INCOME FUND
                                       ---------------------------------------------------------
                                       CORPORATE         U.S.        LIMITED          GLOBAL          SECURITY       SECURITY
                                         BOND         GOVERNMENT     MATURITY       AGGRESSIVE       TAX-EXEMPT        CASH
                                        SERIES          SERIES      BOND SERIES    BOND SERIES**        FUND           FUND
                                       ---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income .............   $6,415,436      $574,999      $211,931       $243,325        $1,281,238       $2,516,770
  Net realized gain (loss) ..........    2,922,105        22,802       (23,055)       (36,350)          301,901               --
  Unrealized appreciation during
    the period ......................    6,960,323     1,209,772       249,810         69,420         2,117,941               --
                                        ----------     ---------     ---------      ---------         ---------       ----------
       Net increase in net assets
         resulting from operations ..   16,297,864     1,807,573       438,686        276,395         3,701,080        2,516,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A .........................   (6,158,758)     (551,577)     (177,005)      (146,443)       (1,241,504)      (2,516,770)
    Class B .........................     (255,751)      (24,133)      (34,039)       (63,361)          (39,808)              --
  In excess of net realized gain
    Class A .........................           --            --            --         (5,311)               --               --
    Class B .........................           --            --            --         (2,584)               --               --
                                        ----------     ---------     ---------      ---------         ---------       ----------
      Total distributions
        to shareholders .............   (6,414,509)     (575,710)     (211,044)      (217,699)       (1,281,312)      (2,516,770)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares
    Class A .........................    7,438,108     2,385,671     3,092,500      4,109,884         2,787,651      347,493,190
    Class B .........................    2,180,877       240,748       681,901      1,354,123           370,386               --
  Dividends reinvested
    Class A .........................    4,740,285       434,084       172,699        151,754           712,138        2,479,477
    Class B .........................      209,073        17,062        32,734         64,040            25,374               --
  Cost of shares redeemed
    Class A .........................  (18,496,662)   (2,223,959)     (129,283)    (1,330,238)       (4,896,869)    (369,916,482)
    Class B .........................     (981,865)      (53,363)       (4,389)            --           (54,635)              --
                                        ----------     ---------     ---------      ---------         ---------       ----------
      Net increase (decrease) from
        capital share transactions ..   (4,910,184)      800,243     3,846,162      4,349,563        (1,055,955)     (19,943,815)
                                        ----------     ---------     ---------      ---------         ---------       ----------
          Total increase (decrease)
            in net assets ...........    4,973,171     2,032,106     4,073,804      4,408,259         1,363,813      (19,943,815)

NET ASSETS:
  Beginning of period ...............   94,471,168     8,630,139            --             --        24,852,105       58,101,715
                                        ----------    ----------     ---------      ---------        ----------       ----------
  End of period .....................  $99,444,339   $10,662,245    $4,073,804     $4,408,259       $26,215,918      $38,157,900
                                        ==========    ==========     =========      =========        ==========       ==========
Undistributed net investment income .      $19,734        $2,672          $887        ($8,314)           $3,785              $--
                                        ==========    ==========     =========      =========        ==========       ==========

  (a) Shares issued and redeemed:
      Shares sold
        Class A .....................    1,055,977       507,582       307,309        406,499           289,991      347,493,190
        Class B .....................      304,780        51,475        67,767        135,204            38,553               --
      Dividends reinvested
        Class A .....................      673,772        93,100        16,505         15,098            74,305        2,479,477
        Class B .....................       29,519         3,639         3,127          6,372             2,642               --
      Shares redeemed
        Class A .....................   (2,613,704)     (485,740)      (12,281)      (129,149)         (510,770)    (369,916,482)
        Class B .....................     (139,145)      (11,827)         (417)            --            (5,598)              --
                                        ----------    ----------     ---------      ---------        ----------       ----------
      Net increase (decrease) .......     (688,801)      158,229       382,010        434,024          (110,877)     (19,943,815)
                                        ==========    ==========     =========      =========        ==========       ==========

* Period January 17, 1995 (inception) through December 31, 1995.
** Period June 1, 1995 (inception) through December 31, 1995.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                Ratio
                                                                                                                of     Ratio
                           Net                 Divi-                                                            expen- of
         Net               gain      Total     dends                                  Net             Net       ses    net
Fiscal   asset             (loss)    from      (from     Distri                       asset           assets    to     income  Port-
period   value    Net      (real-    invest-   net       butions                      value           end of    aver-  to      folio
ended    begin-   invest-  ized &    ment      invest-   (from     Return   Total     end     Total   period    age    average turn-
Decem-   ning of  ment     unreal-   opera-    ment      capital   of       distri-   of      return  (thou-    net    net     over
ber 31   period   income   ized)     tions     income)   gains)    capital  butions   period  (a)     sands)    assets assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                 CORPORATE BOND SERIES (CLASS A)
1992      $7.68   $0.61     $0.044    $0.654   $(0.614)    $--      $--     $(0.614)   $7.72   9.0%  $104,492   1.01%   7.97%   61%
1993       7.72    0.52      0.521     1.041    (0.527)   (0.424)    --      (0.951)    7.81  13.4%   118,433   1.02%   6.46%  157%
1994       7.81    0.49     (1.127)   (0.637)   (0.493)     --       --      (0.493)    6.68  (8.3%)   90,593   1.01%   6.91%  204%
1995(d)(g) 6.68    0.47      0.708     1.178    (0.468)     --       --      (0.468)    7.39  18.2%    93,701   1.02%   6.62%  200%
1996(d)(g) 7.39    0.47     (0.517)   (0.047)   (0.473)     --       --      (0.473)    6.87  (0.5%)   73,360   1.01%   6.54%  292%

                                                 CORPORATE BOND SERIES (CLASS B)

1993(b)   $8.59   $0.11    $(0.324)  $(0.214)  $(0.112)  $(0.424)   $--     $(0.536)  $7.84   (2.5%)   $1,022   1.88%   5.16%  164%
1994(c)    7.84    0.43     (1.129)   (0.699)   (0.431)     --       --      (0.431)   6.71   (9.0%)    3,878   1.85%   6.08%  204%
1995(c)
(d)(g)     6.71    0.40      0.725     1.125    (0.405)     --       --      (0.405)   7.43   17.3%     5,743   1.85%   5.80%  200%
1996(c)
(d)(g)     7.43    0.40     (0.517)   (0.117)   (0.413)     --       --      (0.413)   6.90   (1.4%)    7,303   1.85%   5.70%  292%

                                                U.S. GOVERNMENT SERIES (CLASS A)

1992(c)   $5.17   $0.37    $(0.126)  $0.244    $(0.366)    $--     $(.008)  $(0.374)   $5.04   5.0%    $9,364   1.11%   7.22%  157%
1993(c)    5.04    0.31      0.273    0.583     (0.310)   (0.344)    --      (0.654)    4.97  10.9%    10,098   1.10%   5.90%  153%
1994(c)    4.97    0.30     (0.621)  (0.321)    (0.299)     --       --      (0.299)    4.35  (6.5%)    8,309   1.10%   6.47%  220%
1995(c)
(d)(g)     4.35    0.30      0.620    0.92      (0.30)      --       --      (0.30)     4.97  21.9%    10,080   1.11%   6.41%   81%
1996(c)
(d)(g)     4.97    0.31     (0.256)   0.054     (0.314)     --       --      (0.314)    4.71   1.3%     8,036   0.65%   6.44%   75%

                                               U.S. GOVERNMENT SERIES (CLASS A)

1992(c)   $5.17   $0.37    $(0.126)   $0.244   $(0.366)    $--     $(.008)  $(0.374)   $5.04   5.0%    $9,364   1.11%   7.22%  157%
1993(c)    5.04    0.31      0.273     0.583    (0.310)   (0.344)    --      (0.654)    4.97  10.9%    10,098   1.10%   5.90%  153%
1994(c)    4.97    0.30     (0.621)   (0.321)   (0.299)     --       --      (0.299)    4.35  (6.5%)    8,309   1.10%   6.47%  220%
1995(c)
(d)(g)     4.35    0.30      0.620     0.92     (0.30)      --       --      (0.30)     4.97  21.9%    10,080   1.11%   6.41%   81%
1996(c)
(d)(g)     4.97    0.31     (0.256)    0.054    (0.314)     --       --      (0.314)    4.71   1.3%     8,036   0.65%   6.44%   75%

                                               U.S. GOVERNMENT SERIES (CLASS B)

1993(b)(c)$5.51   $0.04    $(0.193)  $(0.153)  $(0.043)  $(0.344)   $--     $(0.387)  $4.97   (1.4%)      $140  1.61%   5.54%  114%
1994(c)    4.97    0.26     (0.624)   (0.364)   (0.256)     --       --      (0.256)   4.35   (7.4%)       321  1.85%   5.76%  220%
1995(c)
(d)(g)     4.35    0.26      0.625     0.885    (0.265)     --       --      (0.265)   4.97   20.9%        582  1.87%   5.69%   81%
1996(c)
(d)(g)     4.97    0.25     (0.254)   (0.004)   (0.256)     --       --      (0.256)   4.71   (0.02%)      661  1.86%   5.23%   75%

                                             LIMITED MATURITY BOND SERIES (CLASS A)

1995(c)
(d)(e)(g)$10.00   $0.62     $0.652    $1.272   $(0.612)    $--      $--     $(0.612)  $10.66  13.0%    $3,322   0.84%   5.97%    4%
1996(c)
(d)(g)    10.66    0.72     (0.507)    0.213    (0.720)     --     (0.013)   (0.733)   10.14   2.1%     4,938   0.90%   6.97%  105%

                                             LIMITED MATURITY BOND SERIES (CLASS B)

1995(c)(d)
(e)(g)   $10.00   $0.53     $0.664    $1.194   $(0.524)    $--      $--     $(0.524)  $10.67  12.2%      $752   1.71%   5.12%    4%
1996(c)
(d)(g)    10.67    0.63     (0.524)    0.106    (0.624)     --     (0.012)   (0.636)  $10.14   1.1%       761   1.88%   5.99%  105%

                                             GLOBAL AGGRESSIVE BOND SERIES (CLASS A)

1995(c)(d)
(f)      $10.00   $0.63     $0.09     $0.72    $(0.55)   $(0.02)    $--     $(0.57)   $10.15   7.3%    $2,968   2.00%  11.04%  127%
1996(c)(d)10.15    1.06      0.064     1.124    (0.687)   (0.227)    --      (0.914)   10.36  11.6%     3,507   1.98%  10.39%   96%

                                             GLOBAL AGGRESSIVE BOND SERIES (CLASS B)

1995(c)
(d)(f)   $10.00   $0.56     $0.12     $0.68    $(0.49)   $(0.02)    $--     $(0.51)   $10.17   6.9%    $1,440   2.75%  10.24%  127%
1996(c)(d)10.17    0.98      0.06      1.04     (0.573)   (0.227)    --      (0.80)    10.41  10.7%     1,541   2.75%   9.64%   96%

                                                  HIGH YIELD BOND SERIES (CLASS A)

1996(c)(d)
(h)(g)   $15.00   $0.45     $0.32     $0.77    $(0.45)     $--      $--     $(0.45)   $15.32   5.2%    $2,780   1.54%   7.47%  168%

                                                  HIGH YIELD BOND SERIES (CLASS B)

1996(c)(d)
(h)(g)   $15.00   $0.41     $0.32     $0.73    $(0.41)     $--      $--     $(0.41)   $15.32   4.9%    $2,719   2.26%   6.74%  168%

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                Ratio
                                                                                                                of     Ratio
                           Net                 Divi-                                                            expen- of
         Net               gain      Total     dends                                  Net             Net       ses    net
Fiscal   asset             (loss)    from      (from     Distri                       asset           assets    to     income  Port-
period   value    Net      (real-    invest-   net       butions                      value           end of    aver-  to      folio
ended    begin-   invest-  ized &    ment      invest-   (from     Return   Total     end     Total   period    age    average turn-
Decem-   ning of  ment     unreal-   opera-    ment      capital   of       distri-   of      return  (thou-    net    net     over
ber 31   period   income   ized)     tions     income)   gains)    capital  butions   period  (a)     sands)    assets assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                  SECURITY TAX-EXEMPT FUND (CLASS A)
1992      $9.97   $0.61     $0.092    $0.702   $(0.612)    $--      $--     $(0.612)  $10.06   7.3%    28,608   0.84%   6.07%   91%
1993      10.06    0.51      0.702     1.212    (0.514)   (0.388)    --      (0.902)   10.37  11.6%    32,115   0.82%   4.92%  118%
1994      10.37    0.47     (1.317)   (0.847)   (0.473)     --       --      (0.473)    9.05  (8.3%)   24,092   0.82%   4.74%   88%
1995       9.05    0.48      0.891     1.371    (0.481)     --       --      (0.481)    9.94  15.5%    25,026   0.86%   5.02%  103%
(c)(d)(g)
1996       9.94    0.45     (0.215)    0.235    (0.455)     --       --      (0.455)    9.72   2.5%    23,304   0.78%   4.67%   54%
(c)(d)(g)

                                                  SECURITY TAX-EXEMPT FUND (CLASS B)

1993(b)  $10.88   $0.10    $(0.128)  $(0.028)  $(0.094)  $(0.388)   $--     $(0.482)  $10.37  (0.2%)      $106  2.89%   2.71%   90%
1994(c)   10.37    0.35     (1.321)   (0.971)   (0.349)     --       --      (0.349)    9.05  (9.5%)       760  2.00%   3.50%   88%
1995       9.05    0.37      0.902     1.272    (0.372)     --       --      (0.372)    9.95  14.3%      1,190  2.00%   3.90%  103%
(c)(d)(g)
1996       9.95    0.33     (0.215)    0.115    (0.335)     --       --      (0.335)    9.73   1.2%      1,510  2.01%   3.44%   54%
(c)(d)(g)

                                                           SECURITY CASH FUND

1991      $1.00   $0.051    $--       $0.051   $(0.051)    $--      $--     $(0.051)    1.00   5.2%   $48,843   0.96%   5.21%   --
1992(c)    1.00    0.028     --        0.028    (0.028)     --       --      (0.028)    1.00   2.8%    56,694   1.00%   2.75%   --
1993(c)    1.00    0.023     --        0.023    (0.023)     --       --      (0.023)    1.00   2.4%    71,870   1.00%   2.28%   --
1994       1.00    0.033     --        0.033    (0.033)     --       --      (0.033)    1.00   3.4%    58,102   0.96%   3.24%   --
1995       1.00    0.049     --        0.049    (0.049)     --       --      (0.049)    1.00   5.0%    38,158   1.00%   5.00%   --
(c)(d)(g)
1996       1.00    0.045     --        0.045    (0.045)     --       --      (0.045)    1.00   4.6%    45,331   1.01%   4.47%   --
(c)(d)(g)

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                  1991   1992    1993    1994    1995    1996
                                 -----  -----   -----   -----   -----   -----
    Corporate Bond    Class B       --     --      --   2.00%    2.19%   2.05%
    U.S. Government   Class A    1.24%  1.20%   1.20%   1.20%    1.22%   1.17%
                      Class B       --     --   1.75%   2.91%    3.70%   3.26%
    Limited Maturity  Class A       --     --      --      --    1.04%   1.40%
      Bond            Class B       --     --      --      --    2.12%   2.60%
    Global Aggressive Class A       --     --      --      --    2.42%   2.73%
      Bond            Class B       --     --      --      --    3.93%   3.75%
    High Yield        Class A       --     --      --      --       --   2.11%
                      Class B       --     --      --      --       --   2.83%
    Tax-Exempt        Class A       --     --      --      --    0.86%   0.78%
                      Class B       --     --      --   2.32%    2.45%   2.19%
    Cash                            --  1.03%   1.03%      --    1.04%   1.01%

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(f) Security Global Aggressive Bond Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(g) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                             1995        1996
                                             -----       -----
     Corporate Bond             Class A      1.02%       1.01%
                                Class B      1.85%       1.85%
     U.S. Government            Class A      1.10%       0.64%
                                Class B      1.85%       1.85%
     Limited Maturity Bond      Class A      0.81%       0.87%
                                Class B      1.65%       1.85%
     Tax-Exempt                 Class A      0.85%       0.77%
                                Class B      2.00%       2.00%
     Cash Fund                               1.00%       1.00%

(h) Security High Yield Bond Series was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The shares of Security Income Fund are currently issued in five Series, the Corporate Bond Series, the U.S. Government Series, the Limited Maturity Bond Series, the Global Aggressive Bond Series and the High Yield Bond Series, with each Series, in effect, representing a separate fund. The Income Fund is required to account for each Series separately and to allocate general expenses to each Series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION -- Valuations of Income Fund's and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. The Global Aggressive Bond Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Aggressive Bond Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U. S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Aggressive Bond Series may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Aggressive Bond Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. OPTIONS - The Global Aggressive Bond Series and High Yield Bond Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associate with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. The Global Aggressive Bond Series wrote covered call options during the year in which the Series received $7,179 in premiums.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     H. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for Global Aggressive Bond Series and the High Yield Bond Series whose fees are .75 of 1% and .60 of 1% of the average net assets of each Series, respectively. The investment advisory contract for Income Fund provides that the total annual expenses

--------------------------------------------------------------------------------


of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended December 31, 1996, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the Global Aggressive Bond Series and the High Yield Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series, Global Aggressive Bond Series and the High Yield Bond Series until December 31, 1996. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Bond Series, and Tax-Exempt Fund and .045 percent of the average daily net assets of Cash Fund and Global Aggressive Bond Series, calculated daily and payable monthly. For the identified administrative services SMC also receives, with respect to the Global Aggressive Bond Series, an annual fee equal to the greater of .10 percent of its average net assets or (i) $45,000 in the year ending April 29, 1997; and (ii) $60,000 thereafter.

     SMC pays the Sub-Advisor, Lexington Management Corporation (LMC) an annual fee in an amount equal to .35% of the average net assets of Global Aggressive Bond Series, for investment advisory and certain administrative services provided to the Global Aggressive Bond Series. LMC agreed to waive its sub-advisory fee until December 31, 1996. The Sub-Advisor has entered into a sub-advisory contract with MFR Advisors, Inc., ("MFR"), under which MFR will provide the Global Aggressive Bond Series with investment and economic research services. For the service provided by MFR, MFR receives from the Sub-Advisor, a fee equal to .15% of the average daily net assets of the Global Aggressive Bond Series.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income a nd Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended December 31, 1996, in the amounts presented below:


                                    NET UNDERWRITING    BROKER/DEALER
                                       COMMISSION         ALLOWANCES
     -----------------------------------------------------------------
     Corporate Bond Series             $23,873            $54,353
     U.S. Government Series             10,849             21,835
     Limited Maturity
       Bond Series                        (377)             7,971
     Global Aggressive
       Bond Series                       4,824              3,686
     High Yield Series                     283              5,491
     Tax-Exempt Fund                    13,059             42,066

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

     3. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31, 1996, (excluding overnight investments and short-term debt securities) were as follows:


                                      PURCHASES      PROCEEDS FROM SALES
     -------------------------------------------------------------------
     Corporate Bond Series          $247,769,817        $261,981,460
     U.S. Government Series            7,252,295           8,350,616
     Limited Maturity
       Bond Series                     6,582,167           5,034,918
     Global Aggressive
       Bond Series                     3,601,246           3,337,996
     High Yield Series                 8,153,564           3,220,588
     Tax-Exempt Fund                  13,361,690          14,342,980

     4. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of December 31, 1996, were as follows:

                           AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                             UNREALIZED        UNREALIZED       APPRECIATION
                            APPRECIATION      DEPRECIATION     (DEPRECIATION)
-------------------------------------------------------------------------------
Corporate Bond Series        $1,185,689       ($1,388,839)      ($203,150)
U.S. Government Series          184,874           (23,285)        161,589
Limited Maturity
  Bond Series                   115,348           (51,798)         63,550
Global Aggressive
  Bond Series                   240,819           (96,331)        144,488
High Yield Series               147,567              (500)        147,067
Tax-Exempt Fund                 544,263           (92,410)        451,853

     At December 31, 1996, the following Funds had accumulated net realized capital loss carryovers as shown:

                                     CAPITAL LOSS            EXPIRATION
                                      CARRYOVER                 YEAR

     Corporate Bond Series           $11,009,916                2002
                                       1,347,012                2004
     U.S. Government Series              978,377                2002
     Limited Maturity Bond Series         23,055                2003
                                          46,509                2004
     Global Aggressive Bond Series        48,004                2004
     High Yield Series                    36,585                2004
     Tax-Exempt Fund                   1,477,887                2002

     5. FORWARD FOREIGN EXCHANGE CONTACTS

     At December 31, 1996, Global Aggressive Bond Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

--------------------------------------------------------------------------------


                   SETTLEMENT    CONTRACT    CONTRACT   CURRENT    UNREALIZED
CURRENCY              DATE        AMOUNT       RATE      RATE         GAIN

Canadian
  Dollar            1/31/97      $224,215     1.3380     1.368       $4,917


     6. TAX STATUS OF DIVIDENDS

     Except for tax-exempt dividends, the income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax returns. None of the amount taxable as ordinary income for the Funds qualifies for the dividends received deduction available to corporate shareholders in accordance with the provisions of the Internal Revenue Code.

     None of the exempt-interest dividends paid by Security Tax-Exempt Fund have been determined to be attributable to interest from specified private activity bonds. Thus, no portion is required to be reported as a tax preference item on Form 4626 or 6251, as appropriate.

     In some states, the portion of ordinary income dividends attributable to the Funds' investment in direct obligations of the U.S. Government may not be subject to state taxation. For the year ended December 31, 1996, interest on U.S. Government obligations as a percentage of gross investment income was: Cash Fund, 5%; Corporate Bond Series, 6%; U.S. Government Series, 28%; Limited
Maturity Bond Series, 6%; and Global Aggressive Bond Series, 1%. Since the qualifications for such exemption vary state by state, we suggest you consult your tax advisor for applicability.



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY TAX-EXEMPT FUND
AND SECURITY CASH FUND

     We have audited the accompanying balance sheets, including the statements of net assets of Security Income Fund (comprising, respectively, the Corporate Bond, U.S. Government, Limited Maturity Bond, Global Aggressive Bond and High Yield Bond Series), Security Tax-Exempt Fund and Security Cash Fund (the Funds) as of December 31, 1996, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds (including each of the Series of Security Income Fund) at December 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
January 31, 1997

THE SECURITY GROUP
OF MUTUAL FUNDS
-------------------

Security Growth and Income Fund
Security Equity Fund
  - Equity Series
  - Equity Global Series
  - Asset Allocation Series
  - Social Awareness Series
Security Ultra Fund
Security Income Fund
  - Corporate Bond Series
  - U.S. Government Series
  - Limited Maturity Bond Series
  - Global Aggressive Bond Series
  - High Yield Bond Series
Security Tax-Exempt Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Jack H. Hamilton
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.


OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Assistant Vice President
Barbara J. Davison, Assistant Vice President
Greg A. Hamilton, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary
Christopher D. Swickard, Assistant Secretary




[SDI LOGO]

SECURITY FUNDS
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997

*SECURITY INCOME FUND
   - CORPORATE BOND SERIES
   - U.S. GOVERNMENT SERIES
   - LIMITED MATURITY BOND SERIES
   - HIGH YIELD SERIES

*SECURITY TAX-EXEMPT FUND

*SECURITY CASH FUND




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

PRESIDENT'S LETTER
AUGUST 15, 1997


To Our Shareholders:

The first six months of 1997 have been a roller-coaster ride for fixed income investors. At the beginning of the year the bellwether thirty-year Treasury bond yielded 6.64%. By late April the yield had risen to 7.14% before it began its descent to 6.78% at the end of June. As you know, bond prices move inversely to yields, staging a "mirror" roller coaster ride which produced a 2.3% total return on the long Treasury bond for the period.

THE INFLATION STORY IN 1997

Contrary to what this volatility might indicate, the compelling story for the six-month period was the absence of reacceleration of inflation pressures. In fact, evidence suggests that inflation is actually declining. This is true particularly when one takes into account the overstatement of structural inflation revealed by the Boskin report, the study commissioned by the Senate Finance Committee to review the calculation of the Consumer Price Index (CPI). This report found that the CPI probably overstates true increases in the cost of living by approximately 1.1% per year.

This leaves us with the understanding that real interest rates on the long Treasury bond are 300 to 400 basis points higher than might be expected given today's actual annualized inflation rate of around 2%. We therefore conclude that there is opportunity for further declines in long-term rates with their commensurate increase in bond prices as we move through the second half of 1997.

CAN THE GOOD NEWS CONTINUE?

The good news on the inflation front should continue to be a positive influence on fixed income markets for some time as the economy continues to slow its growth rate from the torrid pace of 1997's first quarter. We believe that due to the continuation of productivity improvements in U.S. businesses, economic growth rates of around 3% may be sustainable without reigniting inflation. This is in contrast to the 2% to 2.5% rates of growth that have been historically viewed by the Federal Reserve Board as a "speed bump." Therefore, for fixed income investors the climate should remain favorable for returns of at least the portfolio coupon rate, with the possibility of some capital appreciation if long term interest rates decline as we believe they will, in recognition of the pattern of slowing global inflation pressures.

As always, we appreciate your continuing investment in the Security Funds. We invite your questions and comments at any time.


John Cleland, President
The Security Funds

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY INCOME FUND
CORPORATE BOND SERIES

Volatility was the key word for fixed income market behavior in the first half of 1997. The thirty-year Treasury bond began the year yielding 6.64% and finished June at 6.78%. In the intervening months it rose as high as 7.14%, managing to gain only 2.3% in total return over the six months. Corporate issues fared slightly better, as the Lehman Corporate Bond Index rose 3.07%. The Corporate Bond Series of Security Income Fund generated a positive total return for the six-month period of 2.35%, slightly lagging its peer group average of 2.68%.(1)

CONTRIBUTORS TO PERFORMANCE IN THE FIRST HALF

The Series underperformed in the first quarter of 1997 primarily because of its position in property and casualty insurer Home Holdings. This company, which was beset with problems among some of its insured risks, continued to lose value and was ultimately sold from the portfolio.

While the first quarter's total return was negative, the second quarter was much improved. Steps were taken to upgrade the overall credit quality of the holdings. The high yield portion of the portfolio is now concentrated in issues rated BB and B, the upper tiers of the high yield rating universe. Some of these issues have the potential to be upgraded to investment grade ratings in the not-too-distant future, which should add a capital gain return element to their attractive coupon rates.

HOW THE PORTFOLIO LOOKS NOW

The sector composition of the portfolio at the end of June was about 53.5% high grade corporate bonds, 20% high yield issues, 17% Yankee bonds (U.S. dollar-denominated securities issued by foreign corporations), and 9.5% mortgage-backed bonds issued primarily by agencies of the U.S. Government. This sector diversification gives the portfolio some downside protection because the various sectors will not always move up or down in value in tandem.

The average rating of the portfolio is a strong BBB, and the average coupon of the portfolio holdings is 7.92%. Average duration of the securities is about 6.6 years, slightly longer than that of the benchmark Lehman Corporate Bond Index duration of 5.88 years. We are working to reduce the block size of issues in the portfolio so that each issuer will represent 2.5% or less of total assets, in order to achieve further diversification.

LOOKING TO THE SECOND HALF

The Corporate Bond Series' portfolio is well positioned for the coming months. Our emphasis on upgrading credit quality should help bring total returns more in line with those of the benchmark index. Diversification among sectors and rating classes can add a further element of safety. The mortgage-backed securities and Yankee bonds provide cash flow through their generally higher coupon interest rates than other classes. Finally, fundamentally improving stories among our high yield credits provide the potential for additional return through capital gains.


Thomas A. Swank
Portfolio Manager

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                             CORPORATE BOND SERIES
                                    6-30-97
                             Credit Quality Rating

                          Average Maturity 16.8 years

                          AAA .................  14.1%
                          AA ..................  14.6%
                          A ...................  32.6%
                          BBB .................  18.8%
                          BB ..................  19.9%


                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

        CLASS A SHARES                   CLASS B SHARES
        1 Year            0.7%           1 Year                   -0.3%
        5 Years           4.7%           Since Inception           0.3%
        10 Years          6.8%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997



U.S. GOVERNMENT SERIES

The U.S. Government Series of Security Income Fund returned 2.46% in the first half of 1997, right in line with its peer group average return of 2.47%.1 The benchmark Lehman Government Bond Index returned a slightly higher 2.63% over the same period.

CONTRIBUTORS TO PERFORMANCE

The portfolio had a large weighting in longer-duration Federal agency bonds, with moderate positions in shorter Treasury issues and mortgage-backed securities throughout the first six months. During the first quarter the Treasuries and mortgage-backed bonds provided downside protection and allowed the total return to be higher (actually, less negative) than that of the peer group of funds. In March, April and May, however, the bond markets recovered and these same defensive issues dampened returns somewhat, holding back overall performance.

PORTFOLIO COMPOSITION AT THE END OF THE FIRST HALF

The sector weighting in the Series consisted of 41% federal agency securities, 36% GNMA mortgage-backed bonds secured by home mortgages, and 23% U.S. Treasury issues. In general, mortgage-backed bonds and federal agency issues carry slightly higher coupon rates than comparable Treasury bonds. This adds a small extra increment to total return.

The duration of the portfolio at the end of June was 4.85 years, close to that of the benchmark index's duration of 4.78 years. The average coupon, however, was considerably higher than that of the index at 8.15%, compared with the benchmark's 6.95% average.

PLANS FOR THE NEXT SIX MONTHS

The U.S. Government Series is designed for conservative investors, with a strong emphasis on credit quality of the securities held in the portfolio. Because shareholders in the Series tend to be cautious, we don't try to outguess the markets by dramatically lengthening or shortening the duration of portfolio holdings.

In the coming months, we anticipate maintaining our sector allocations close to their present levels. We expect portfolio durations to also remain close to current lengths. As always, we keep an eye on the markets to watch for sharp movements in either direction, and retain the ability to make stronger moves than usual if it becomes necessary.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                             U.S. GOVERNMENT SERIES
                                    6-30-97
                              Sectors Represented

                         Treasuries .................  23%
                         Agencies ...................  41%
                         Mortgage Backed ............  36%


                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

         CLASS A SHARES                   CLASS B SHARES
         1 Year            2.2%           1 Year                   1.1%
         5 Years           5.4%           Since Inception          2.3%
         10 Years          7.2%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


LIMITED MATURITY BOND SERIES

Throughout a period of volatility in the bond markets, the Limited Maturity Bond Series performed very well in the first half of 1997. The Series produced a total return of 3.20%, comparing favorably with its peer group average of 2.74%, and outperforming its benchmark Lehman Brothers Intermediate Corporate Bond Index return of 3.05%.(1) The ten-year Treasury bond, representative of the maturity structure of this portfolio, began the year yielding 6.42%, touched 6.90% in late March and early April, and fell back to close the first half at 6.50%.

CONTRIBUTORS TOWARD STRONG PERFORMANCE

Several of the high yield holdings in the portfolio experienced strong earnings and strengthened balance sheets through debt reduction over the first six months. These include PanAmerican Beverages, Inc., a Latin American producer and bottler of Coca Cola and other soft drinks. Valassis Communications Corporation, a company that produces special coupon inserts for Sunday newspapers, is generally expected to be upgraded to investment grade in the near future after reducing expenses and benefiting from lower paper costs.

Seagull Energy Corporation, an oil and gas explorer and developer, has lowered overall company costs, realizing benefits of a recent acquisition. It is now on Standard & Poor's ratings watch list for an upgrade. Comcast Corporation, a cable television and telecommunications company, was upgraded to BB just after the close of the first half.

COMPOSITION OF THE PORTFOLIO

The Limited Maturity Bond Series is currently comprised of about 46% high grade bonds, 23% high yield issues (the maximum high yield allocation permitted in the portfolio is 25%), 22% mortage-backed securities issued primarily by Federal government agencies, and 9% Yankee bonds (dollar denominated securities issued by foreign corporations).

The portfolio duration is approximately 4.3 years, just slightly longer than the benchmark index's 4.21 years. The average coupon is a relatively high 8.1%, lifted by the high yield and mortgage-backed securities holdings. The average rating of securities remains well within the investment grade classification at a mid-A level.

WHAT'S AHEAD FOR THE LIMITED MATURITY PORTFOLIO

We plan to maintain the overall portfolio quality at its present level, and to keep the duration close to that of the benchmark intermediate corporate bond index. The broad diversification of asset classes should help keep volatility at lower levels, since the various sectors will not always move up or down in value in tandem with each other. The intermediate-maturity bond portfolios tend to outperform their longer counterparts in periods of rising interest rates, and so make an attractive investment medium for a portion of shareholders' fixed income allocations.


Thomas A. Swank
Portfolio Manager


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                          LIMITED MATURITY BOND SERIES
                                    6-30-97
                             Credit Quality Rating

                           Average Maturity 6.5 Years

                          AAA ................  31.6%
                          AA .................   7.7%
                          A ..................  27.0%
                          BBB ................   9.8%
                          BB .................  19.5%
                          B ..................   0.9%
                          NR .................   3.5%


                          LIMITED MATURITY BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

      CLASS A SHARES                        CLASS B SHARES
      1 Year                   0.6%         1 Year                   -0.6%
      Since Inception          5.3%         Since Inception           4.8%
      (1-17-95)                             (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so tht an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


HIGH YIELD SERIES

The high yield segment of the fixed income markets was the best-performing domestic bond sector during the first half of 1997. The High Yield Series ranked above median in its peer group, returning 5.79% for the period.(1) The peer group average return was 5.92%, while the benchmark Lehman Brothers High Yield Index posted a return of 5.82%.

COMPOSITION OF THE PORTFOLIO

At the end of June the High Yield Series portfolio was skewed toward the BB rating category, the highest level on the high yield bond rating scale. With approximately 70% of the issues in this category and the remaining ones rated B, we feel that there is less concern about credit risk and more ability to liquidate easily should selling become necessary. Our analysts seek out issues which are currently rated BB, but whose financial statements show improvement that could lead to an upgrade to investment grade in the near future.

Throughout the six months the portfolio has been underweight in basic industries such as mining, metals, and chemicals, which have for the most part underperformed other sectors. We were overweight in consumer cyclicals (cable television companies, retail stores, gaming, and home construction) and financials, including banks and insurance companies. Our underweight position in utility bonds hurt, as this sector did very well during the period.

CONTRIBUTORS TO STRONG PERFORMANCE

Some issues in the portfolio were upgraded by the major rating agencies recently. Knoll, Inc., which manufactures and distributes office systems and business furniture, brought an initial public offering (IPO) to market and used the proceeds to pay down more expensive debt. The company's securities were subsequently upgraded from a low B to a high B level. Comcast Corporation, a cable television and telecommunications company, was upgraded to BB just after the close of the first half of 1997.

Other strong performers included AGCO Corporation, a worldwide manufacturer and distributor of agricultural equipment and related replacement parts. AGCO has benefited from the strong farm economy, both in the U.S. and abroad. Four Seasons Hotels, Inc. offered to repurchase its 9.125% notes at a price which was very attractive relative to their cost in our portfolio.

PLANS FOR THE REST OF 1997

We intend to continue our strategy of staying cognizant of credit quality and looking for bonds which have a potential of being upgraded from BB to investment grade. The high yield bond markets are similar to the equity markets in that they have risen a good deal, but investment funds continue to pour in, driving them up further. We plan to structure the portfolio to be sound from a credit standpoint so that it can better withstand any unforseen shocks to the market.


Thomas A. Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.


                               HIGH YIELD SERIES
                                    6-30-97
                             Quality Credit Rating

                          Average Maturity 4.81 years

                              BBB ............   1%
                              BB .............  57%
                              B ..............  42%


                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

        CLASS A SHARES                     CLASS B SHARES
        Since Inception          6.0%      Since Inception          5.4%
        (8-05-96)                          (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY TAX-EXEMPT FUND

The municipal market in the first half of the year outperformed its taxable counterparts in the domestic fixed income markets. The Lehman Brothers Municipal Bond Index rose 3.20% during the period, outpacing the Lehman Brothers Aggregate Fixed Income Index return of 3.09%. The corporate and government components of the aggregate index also showed lower returns than those of the municipal index.

PORTFOLIO PERFORMANCE IN THE FIRST HALF

The Security Tax-Exempt Fund produced a positive total return of 2.58%, modestly underperforming its peer group average of 2.95% for the six months.(1) Our somewhat shorter duration of 6.9 years, compared with the benchmark index duration of 7.42 years, held back performance in the latter part of the six-month period when interest rates were falling. Longer maturities tend to outperform shorter bonds in such an interest rate environment.

The average credit quality of the bonds in the portfolio, currently at a mid-AA level, while providing comfort to investors because of its strength, also holds back performance when interest rates are declining. We generally maintain a higher-than-average portfolio rating since financial information on many municipal issuers is difficult to obtain, and sometimes not timely enough to protect investors when finances deteriorate. In addition, if municipalities experience strains on their budgets when Congress "pushes down" budget items to the state and local levels, those bonds with higher credit quality should hold their value better.

THE COMPOSITION OF THE PORTFOLIO CURRENTLY

The Security Tax-Exempt Fund seeks to add a measure of safety through diversification. In municipal portfolios, this means including a large number of geographic locations as well as diversifying by industry. At June 30, the holdings represented 17 states plus the District of Columbia. The largest represented, in terms of market value of the bonds, was Washington State, followed by Illinois and California.

In terms of industry classification, the largest grouping of bonds is in the Education Revenue sector. Education issues are viewed favorably by most municipal bond holders, since municipalities are highly likely to support their school systems and avoid bond defaults in this area. Second largest is Electric Utility Revenue, another area where cash inflows to retire bonds are considered relatively stable.

OUTLOOK FOR MUNICIPAL BONDS

A constant threat to the value of tax exempt bonds is talk of tax bracket reductions. While various tax "breaks" are under discussion in Congress as they try to agree on a balanced budget package, a lowering of tax brackets for those individuals most likely to invest in municipal bonds seems unlikely at this time. We believe that tax exempt bonds continue to be an attractive investment for taxpayers in the upper brackets, and should be for some time to come.


Thomas A. Swank
Portfolio Manager


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                                TAX-EXEMPT FUND
                                    6-30-97
                             Credit Quality Rating

                          AAA ................  49.6%
                          AA .................  25.2%
                          A ..................  13.6%
                          BBB ................  11.6%


                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

         CLASS A SHARES                   CLASS B SHARES
         1 Year            2.3%           1 Year                   1.1%
         5 Years           4.3%           Since Inception          0.8%
         10 Years          5.8%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so tht an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY CASH FUND

The total return on money market funds in the first half of 1997 was near that of its close relatives, the fixed income funds, as interest rates on thirty-year Treasury bonds fluctuated in a range roughly between 6.50% and 7.25%. Security Cash Fund posted a gain of 2.36% for the period, very near the 2.38% peer group average yield. Money market funds, unlike longer-term fixed income securities, generally benefit from increases in short-term interest rates such as the one executed by the Federal Reserve Open Market Committee in March.

AVERAGE MATURITY TARGETS FOR THE FUND

At June 30, the Cash Fund had a 61-day average maturity, seven days longer than that of the benchmark IBC Donoghue Money Fund Report. Our goal is to stay within ten days more or less than the Donoghue average and avoid trying to outguess the markets by moving maturities sharply shorter or longer. Because of the short-maturity nature of money market assets we can quickly adjust to interest rate changes when they occur, without taking unnecessary maturity risk in this conservative portfolio.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

The assets in Security Cash Fund at the end of the six-month period consisted of 76% commercial paper, 15% federal agency securities, and 11% Small Business Administration issues. The commercial paper we purchase is entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's. Federal agency holdings may from time to time include short-term securities issued by the Federal National Mortgage Association, the Federal Home Loan Bank, and Federal Farm Credit Banks.

The Small Business Association (SBA) holdings are fully guaranteed by the federal government as to timely payment of principal and interest. These issues, while bearing stated maturities in the twenty- to thirty-year range, are considered to be short-maturity paper because their interest rate resets periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment instruments.

OUTLOOK FOR THE NEXT SIX MONTHS

Interest rates have recently been declining on long-term bonds. Although this movement has some effect on short-term rates, until the Federal Reserve decides to lower their short rate targets, commercial paper and short-maturity agency interest rates should not drop substantially. We expect the Fed to maintain their cautious stance toward a rekindling of inflationary pressures, and therefore believe that money fund returns will not vary substantially in the near future.


Barbara Davison
Fixed Income Team

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
CORPORATE BOND SERIES

                                                     PRINCIPAL         MARKET
CORPORATE BONDS                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 5.6%
Southwest Airlines Company, 7.875% - 2007..........  $2,000,000     $ 2,097,500
United Airlines, 11.21% - 2014.....................   1,200,000       1,570,500
                                                                     ----------
                                                                      3,668,000

BANKS - 11.2%
ABN AMRO Bank NV, 7.55% - 2006.....................   1,000,000       1,030,000
Abbey National PLC, 6.69% - 2005...................   1,250,000       1,225,000
BCH Cayman Islands, Ltd., 7.70% - 2006.............   1,000,000       1,025,000
Bank of New York, Inc., 6.50% - 2003...............   1,500,000       1,464,375
Malayan Bank of New York, 7.125% - 2005............   1,250,000       1,235,937
Santander Financial Issuances, Ltd., 7.00% - 2006..   1,400,000       1,382,500
                                                                     ----------
                                                                      7,362,812

BROKERS, DEALERS & SERVICES - 2.2%
Lehman Brothers, Inc., 7.25% - 2003................   1,450,000       1,455,438

COMMUNICATIONS - 12.5%
Comcast Corporation, 9.125% - 2006.................   1,000,000       1,047,500
New Jersey Bell, 6.625% - 2008.....................   3,000,000       2,872,500
Paramount Communications, 7.50% - 2023.............   1,000,000         878,750
Rogers Cablesystems, Ltd., 9.625% - 2002...........     750,000         792,188
Rogers Communication, Inc., 9.125% - 2006..........     550,000         556,875
Valassis Communications, Inc., 9.55% - 2003........   1,250,000       1,348,437
Westinghouse Electric Company, 8.375% - 2002.......     700,000         726,250
                                                                     ----------
                                                                      8,222,500

CONSUMER GOODS & SERVICES - 2.2%
Nike, Inc., 6.375% - 2003..........................   1,500,000       1,460,625

DEPARTMENT STORES - 1.5%
J.C. Penney, 7.625% - 2097.........................   1,000,000         975,000

ELECTRONICS - 1.6%
Pioneer Standard Electronics, Inc., 8.50% - 2006...   1,000,000       1,042,500

FINANCE - 3.1%
Countrywide Capital Industries, Inc., 8.00% - 2026.   1,000,000         997,500


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FINANCE (CONTINUED)
Washington Mutual Capital, 8.375% - 2002...........  $1,000,000     $ 1,016,250
                                                                     ----------
                                                                      2,013,750

FOOD & BEVERAGES - 7.5%
Chiquita Brands International, Inc., 10.25% - 2006.   1,125,000       1,198,125
Coca-Cola Enterprises, Inc., 6.70% - 2036(3).......   2,000,000       2,000,000
Panamerican Beverage, Inc., 8.125% - 2003..........   1,750,000       1,780,625
                                                                     ----------
                                                                      4,978,750

FUNERAL HOMES - 2.7%
Loewen Group International, Inc., 8.25% - 2003.....   1,750,000       1,778,438

HOSPITAL MANAGEMENT - 1.3%
Tenet Healthcare, 10.125% - 2005...................     800,000         874,000

INSURANCE - 1.5%
Travelers Capital Trust, 7.75% - 2036..............   1,050,000       1,018,500

MEDIA - 5.0%
Time Warner Entertainment, 10.15% - 2012...........   1,250,000       1,510,937
Turner Broadcasting, 8.375% - 2013.................   1,750,000       1,811,250
                                                                     ----------
                                                                      3,322,187

MEDICAL AND HEALTH SERVICES - 1.5%
Columbia\HCA, 7.50% - 2095.........................   1,000,000         967,500

MANUFACTURING - 1.5%
Caterpillar, Inc., 7.375% - 2097...................   1,000,000         966,250

MOTOR VEHICLES & EQUIPMENT - 3.0%
Chrysler Corporation, 7.45% - 2027.................   2,000,000       1,972,500

OIL & GAS COMPANIES - 7.4%
Petroleum Geo-Services, 7.50% - 2007...............   1,142,226       1,157,188
Petroleum Nasional Berhad, 7.125% - 2006...........   1,650,000       1,645,875
Seagull Energy Corporation, 8.625% - 2005..........   1,000,000       1,017,500
Transocean Offshore, Inc., 8.00% - 2027............   1,000,000       1,033,750
                                                                     ----------
                                                                      4,854,313
PAPER & LUMBER PRODUCTS - 1.9%
Domtar, Inc., 9.50% - 2016.........................   1,250,000       1,262,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
CORPORATE BOND SERIES (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                     NUMBER OF         MARKET
CORPORATE BONDS (CONTINUED)                            SHARES          VALUE
--------------------------------------------------------------------------------

PUBLISHING & PRINTING - 1.2%
K-III Communications Corporation, 10.25% - 2004....  $  300,000     $   316,500
Quebecor Printing Capital, 7.25% - 2007............  $  500,000         503,750
                                                                     ----------
                                                                        820,250

STEEL & METAL PRODUCTS - 1.2%
AK Steel, 10.75% - 2004............................  $  750,000         808,125

UTILITIES - 2.0%
Tennessee Gas Pipeline, 7.50% - 2017...............  $1,300,000       1,298,375

TRANSPORTATION - 1.5%
Union Pacific Resources Group, 7.50% - 2026........  $1,000,000         986,250
                                                                     ----------
  Total corporate bonds - 79.1% ...................                  52,108,563

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 5.6%
Chase Capital Trust, 6.1047% - 2027(2).............  $2,500,000       2,450,725
SI Financing Inc., 9.50% - 2026....................      48,000       1,269,000
                                                                     ----------
  Total trust preferred securities - 5.6%..........                   3,719,725

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 6.4%
Federal Home Loan Mortgage Corporation,
  #1311 J, 7.50%-2021 CMO..........................  $1,050,000       1,059,595
  #1930 AB, 7.50%-2023 CMO.........................  $1,661,212       1,682,102
  #112 H, 8.80%-2020 CMO...........................  $  646,027         659,087
Federal National Mortgage Association,
  #1990-52D, 9.30%-2019 CMO........................  $  820,825         840,941
                                                                     ----------
                                                                      4,241,725

U.S. GOVERNMENT SECURITIES - 0.9%
Government National Mortgage Association, #2445,
  8% - 2027........................................  $  575,000         585,601

NON-AGENCY SECURITIES - 4.2%
Chase Capital Mortgage Securities Company, 1997-1B,
  7.37% - 2007 CMO.................................  $1,500,000       1,526,250
General Electric Capital Mortgage Securities,
  1992-7A, 8.30% - 2023 CMO........................  $1,213,754       1,234,854
                                                                     ----------
                                                                      2,761,104
                                                                     ----------
  Total mortgage backed securities - 11.5%.........                   7,588,430
                                                                     ----------
  Total investments - 96.2%........................                  63,416,718


                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
--------------------------------------------------------------------------------

  Cash and other assets, less liabilities - 3.8% ..                 $ 2,473,213
                                                                     ----------
  Total net assets - 100.0%........................                 $65,889,931
                                                                     ==========

SECURITY INCOME FUND
U.S. GOVERNMENT SERIES


U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.5%
  7.125% - 2001....................................  $  700,000     $   708,526

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.6%
  7.40% - 2004.....................................     600,000         624,450
  7.875% - 2005....................................     340,000         363,130
  8.28% - 2025.....................................     500,000         566,950
                                                                     ----------
                                                                      1,554,530
FEDERAL HOME LOAN BANK - 2.0%
  8.29% - 2015.....................................     150,000         166,904

FINANCING CORPORATION - 6.1%
  9.65% - 2018.....................................     400,000         507,000

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 35.2%
  #365608 8.50% - 2024.............................     615,934         642,216
  #411643 7.75% - 2025.............................     690,973         699,811
  #1849   8.00% - 2026.............................     794,565         809,154
  #2270   8.25% - 2026.............................     265,666         274,140
  #9365   7.50% - 2034.............................     521,743         520,767
                                                                     ----------
                                                                      2,946,088

STUDENT LOAN MARKETING ASSOCIATION - 5.7%
  9.25% - 2004.....................................     420,000         479,695

U.S. TREASURY NOTES - 14.6%
  7.25% - 1998.....................................     135,000         136,228
  8.00% - 1999.....................................     460,000         476,785
  8.50% - 2000.....................................     580,000         611,268
                                                                     ----------
                                                                      1,224,281
U.S. TREASURY BONDS - 8.0%
  8.75% - 2008.....................................     600,000         665,394
                                                                     ----------
  Total investments- 98.7%.........................                   8,252,418
  Cash and other assets, less liabilities - 1.3%...                     113,618
                                                                     ----------
  Total net assets - 100%..........................                 $ 8,366,036
                                                                     ==========

                            See accompanying notes.
                                       9

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES

                                                     PRINCIPAL         MARKET
CORPORATE BONDS                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 1.8%
Atlas Air, 12.25% - 2002...........................  $  100,000     $   111,000

ALUMINUM - 2.4%
Alcan Aluminum, Ltd., 9.20% - 2001.................     148,000         151,145

BANKS - 8.2%
Bangkok Bank Public Company, 7.25% - 2005..........     150,000         144,188
Bank Austria, 7.25% - 2017.........................     160,000         157,200
First Union Corporation, 8.125% - 2002.............     110,000         115,500
Santander Financial Issuances, Ltd., 7.00% - 2006..     100,000          98,750
                                                                     ----------
                                                                        515,638

COMMUNICATIONS - 9.2%
Comcast Corporation, 9.125% - 2006.................     100,000         104,750
Heritage Media Corporation, 8.75% - 2006...........      50,000          51,875
K-III Communications Corporation, 10.25% - 2004....      75,000          79,125
Rogers Communication, Inc., 9.125% - 2006..........     100,000         101,250
Valassis Communications, Inc., 9.55% - 2003........     125,000         134,844
Westinghouse Electric Company, 8.37% - 2002........     100,000         103,750
                                                                     ----------
                                                                        575,594

ELECTRIC COMPANIES - 2.4%
Consolidated Edison Company of New York, -
  6.625% - 2002....................................     150,000         148,687

ELECTRIC & GAS COMPANIES - 2.5%
Public Service Electric & Gas Company, 8.75% - 1999     150,000         156,187

ELECTRONICS - 1.7%
Pioneer Standard Electronics, Inc., 8.50% - 2006...     100,000         104,250

FINANCE - 9.9%
Ford Motor Credit Company, 8.375% - 2000 ..........     150,000         156,375
Household Finance Corporation, 8.00% - 2004........     150,000         157,875
International Lease Finance Corporation 8.25% -
  2000.............................................     150,000         155,813
MCN Investment Corporation, 6.32% - 2003...........     150,000         146,250
                                                                     ----------
                                                                        616,313


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FOOD & BEVERAGE TRADE - 4.1%
Cott Corporation, 9.375% - 2005....................  $  100,000     $   104,750
FEMSA Fomento Economico Mexicano SA, 9.50% - 1997..     100,000         100,125
Panamerican Beverage, Inc., 8.125% - 2003..........      50,000          50,875
                                                                     ----------
                                                                        255,750

HOSPITAL MANAGEMENT - 1.7%
Tenet Healthcare, 10.125% - 2005...................     100,000         109,250

INSURANCE - 2.3%
Travelers Capital Trust, 7.75% - 2036..............     150,000         145,500

MANUFACTURING - 1.7%
Shop Vac Corporation, 10.625% - 2003...............     100,000         106,250

NATURAL GAS COMPANIES - 2.6%
Vastar Resources, Inc., 8.75% - 2005...............     150,000         161,437

OIL & GAS COMPANIES - 4.8%
Petroleum Nasional Berhad, 7.125% - 2006...........     150,000         149,625
Seagull Energy Corporation, 8.625% - 2005..........     150,000         152,625
                                                                     ----------
                                                                        302,250

RETAIL TRADE - 2.5%
Walmart Stores, Inc., 7.50% - 2004.................     150,000         155,063

SANITARY SERVICES - 2.5%
WMX Technologies, Inc., 8.25% - 1999...............     150,000         155,812

TOBACCO PRODUCTS - 2.5%
Dimon, Inc., 8.875% - 2006.........................     150,000         156,375
                                                                     ----------

  Total corporate bonds - 62.8%....................                   3,926,501

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 1.9%
SI Financing Inc., 9.50% - 2026....................       4,560         120,555

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 21.4%
Federal Home Loan Mortgage Corporation,
  #1311 J, 7.50%-2021 CMO..........................     100,000         100,914
  #1930 AB, 7.50%-2023 CMO.........................     195,437         197,894
  #1102 G, 8.00%-2020 CMO..........................     171,084         173,339
  #1104 K, 8.50%-2020 CMO..........................      44,000          45,188
  #42 K, 8.00% - 2024 CMO..........................     186,000         190,775

                            See accompanying notes.
                                       10

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
MORTGAGE BACKED SECURITIES (CONTINUED)                AMOUNT           VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES, CONTINUED
Federal National Mortgage Association
  #1992-98 PJ, 7.50% - 2019 CMO ...................  $  118,000     $   118,993
  #1992-143 J, 7.00% - 2020 CMO....................     100,000          98,110
  #1993-160 ZB, 6.50%- 2023 CMO....................     165,774         146,866
  #1993-194 E, 5.70% - 2008 CMO....................     120,265         115,102
Government National Mortgage Association,
  #2445, 8.00% - 2027 .............................     150,000         152,766
                                                                     ----------
                                                                      1,339,947
NON AGENCY SECURITIES - 3.5%
General Electric Capital Mortgage Securities
  #1992-7A, 8.30% - 2023 CMO.......................     112,753         114,713
Sears Mortgage Securities
  #1994-14 T3, 8.50% - 2022 CMO....................     100,000         103,078
                                                                     ----------
                                                                        217,791
                                                                     ----------

  Total mortgage backed securities - 24.9%.........                   1,557,738

GOVERNMENT & GOVERNMENT AGENCY SECURITIES
-----------------------------------------

CANADIAN GOVERNMENT AGENCIES - 2.6%
Province of Quebec, 8.625% - 2005 .................     150,000         163,313

U.S. GOVERNMENT AGENCY SECURITIES - 2.5%
Federal National Mortgage Association, 8.50% - 2005     150,000         156,185
                                                                     ----------
  Total government & government agency
    securities - 5.1%..............................                     319,498
                                                                     ----------
  Total investments - 94.7%........................                   5,924,292
  Cash and other assets, less liabilities - 5.3%...                     334,346
                                                                     ----------
  Total net assets - 100.0%........................                 $ 6,258,638
                                                                     ==========

SECURITY INCOME FUND
HIGH YIELD SERIES

CORPORATE BONDS
---------------

APPAREL - 2.3%
Tultex Corporation, 10.625% - 2005.................  $  150,000     $   164,625

BANKS & CREDIT - 1.5%
B.F. Saul Reit, 11.625% - 2002.....................     100,000         107,500


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

BEVERAGES - 2.9%
Cott Corporation, 9.375% - 2005....................  $  100,000     $   104,750
Delta Beverage Group, 9.75% - 2003.................     100,000         104,375
                                                                     ----------
                                                                        209,125

BROADCAST MEDIA - 2.8%
Allbritton Communications Company, 9.75% - 2004....     135,000          99,250
Heritage Media Corporation, 8.75% - 2006...........     100,000         103,750
                                                                     ----------
                                                                        203,000

CABLE SYSTEMS - 1.5%
Rogers Cablesystems, 9.625% - 2002.................     100,000         105,625

CHEMICALS - 2.6%
Envirodyne Industries, Inc., 12.00% - 2000.........     170,000         185,938

COMMUNICATIONS - 3.2%
K-III Communications, 10.25% - 2004................      50,000          52,750
Rogers Communications, Inc., 9.125% - 2006.........      70,000          70,875
Valassis Communications, Inc., 9.55% - 2003........     100,000         107,875
                                                                     ----------
                                                                        231,500

COMMUNICATION SERVICES - 7.4%
CF Cable TV, Inc., 11.625% - 2005..................     125,000         143,125
Cablevision Systems Corporation, 10.75% - 2004.....     100,000         103,625
Century Communications Corporation, 9.50% - 2005...     125,000         128,437
Comcast Corporation, 9.125% - 2006.................     150,000         157,125
                                                                     ----------
                                                                        532,312

ELECTRIC UTILITIES - 4.3%
AES Corporation, 10.25% - 2006.....................     135,000         160,500
Cal Energy Company, Inc. 9.50% - 2006..............     150,000         147,150
                                                                     ----------
                                                                        307,650

ENTERTAINMENT - 4.2%
Harrahs Operating, Inc., 8.75% - 2000 .............     100,000         102,375
Showboat, Inc., 9.25% - 2008.......................     100,000         102,500
Station Casinos, Inc., 9.625% - 2003...............     100,000          99,500
                                                                     ----------
                                                                        304,375

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES - 3.5%
Dollar Financial Group, Inc., 10.875% - 2006.......  $  100,000     $   107,000
Homeside Inc., 11.25% - 2003.......................     125,000         145,156
                                                                     ----------
                                                                        252,156

FOOD AND BEVERAGES - 1.5%
Chiquita Brands International Inc., 10.25% - 2006 .     100,000         106,500

FOOD PROCESSING - 1.6%
TLC Beatrice International Holdings, Inc.,
  11.50% - 2005....................................     100,000         112,375

FOOD WHOLESALERS - 1.1%
Southland Corporation, 4.50% - 2004................     100,000          78,750

HEALTH CARE SERVICES - 3.7%
Regency Health Services, Inc., 9.875% - 2002.......     100,000         103,250
Tenet Healthcare Corporation, 10.125% - 2005.......     150,000         163,875
                                                                     ----------
                                                                        267,125

HOTEL/MOTEL - 1.9%
Four Seasons Hotel, Inc., 9.125% - 2000............     125,000         134,688

MANUFACTURING - 8.7%
AAF-McQuay Inc., 8.875% - 2003.....................     100,000         100,250
AGCO Corporation, 8.50% - 2006.....................     100,000         102,625
Johns Manville International Group, Inc.,
  10.875% - 2004...................................     100,000         111,250
Sequa Corporation, 9.375% - 2003...................     100,000         102,125
Shop Vac Corporation, 10.625% - 2003...............     100,000         106,250
Titan Wheel International, Inc. 8.75% - 2007.......     100,000         101,750
                                                                     ----------
                                                                        624,250

MISCELLANEOUS - 0.8%
Packard Bioscience Company, 9.375% - 2007..........      60,000          60,900

OIL - 4.1%
Maxus Energy Corporation, 9.50% - 2003.............     135,000         141,581
Seagull Energy Corporation, 8.625% - 2005..........     150,000         152,625
                                                                     ----------
                                                                        294,206

OFFICE EQUIPMENT AND SUPPLIES - 1.5%
Knoll, Inc., 10.875% - 2006........................     100,000         110,750


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 1.8%
Plastic Containers, Inc., 10.00% - 2006............  $  125,000     $   129,688

PETROLEUM - 1.4%
Crown Central Petroleum, 10.875% - 2005............     100,000         104,750

PUBLISHING - 3.6%
Golden Books Publishing, Inc., 7.65% - 2002........     170,000         160,225
Hollinger International Publishing, 8.625% - 2005..     100,000         101,750
                                                                     ----------
                                                                        261,975

RECREATION - 1.5%
AMF Group, Inc., 10.875% - 2006....................     100,000         108,000

RESTAURANTS - 2.0%
Carrols Corporation, 11.50% - 2003.................     135,000         144,618

RETAIL - 1.4%
Central Tractor, 10.625% - 2007....................     100,000         103,750

RETAIL - GENERAL MERCHANDISING - 1.5%
Cole National Group, 9.875% - 2006.................     100,000         105,250

STEEL - 1.1%
AK Steel Corporation, 9.125% - 2006................      75,000          77,063

TELECOMMUNICATIONS - 2.1%
Centennial Cellular, 8.875% - 2001.................     150,000         150,000

TEXTILES - 3.4%
Pillowtex Corporation, 10.00% - 2006...............     100,000         105,875
Westpoint Stevens,Inc. 9.375% - 2005...............     135,000         141,581
                                                                     ----------
                                                                        247,456

TOBACCO - 2.0%
Dimon, Inc. 8.875% - 2006..........................     135,000         140,738

TRANSPORTATION - 4.6%
Atlas Air, Inc., 12.25% - 2002.....................     175,000         194,250
Teekay Shipping Corporation, 8.32% - 2003..........     135,000         136,350
                                                                     ----------
                                                                        330,600
                                                                     ----------

  Total corporate bonds - 87.5% ...................                   6,297,238

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                     NUMBER OF         MARKET
PREFERRED STOCKS                                       SHARES          VALUE
--------------------------------------------------------------------------------

BANKS AND CREDIT - 2.7%
California Federal Bank............................       1,750     $   194,250

COMMUNICATIONS - 1.7%
Cablevision Systems................................         514          52,411
K-III Communications...............................      65,100          71,225
                                                                     ----------
                                                                        123,636
                                                                     ----------

  Total preferred stocks - 4.4%....................                     317,886

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 1.5%
Salomon Brothers Financing, 9.50% -2026............       4,000         105,750
                                                                     ----------

  Total investments - 93.4%........................                   6,720,874
  Cash and other assets, less liabilities - 6.6%...                     473,573
                                                                     ----------
  Total net assets -100.0%.........................                 $ 7,194,447
                                                                     ==========


SECURITY TAX-EXEMPT FUND

MUNICIPAL BONDS
---------------

CIVIC CENTER DEVELOPMENT REVENUE - 1.1%
District of Columbia Redevelopment Washington D.C.
  Sports Arena 5.40% - 2000 .......................  $  250,000     $   250,938

EDUCATION REVENUE - 29.7%
Illinois Chicago School, Series A, 4.90% - 2005....  $1,000,000         990,000
Iowa Higher Education, St. Ambrose, 5.75% - 2011...  $  480,000         466,200
Island County Washington School District South
  Whidbey, 6.75% - 2007 ...........................  $1,000,000       1,153,460
Federal Way, Washington School District,
  4.80% - 2007.....................................  $1,000,000         977,500
Mukwanago, Wisconsin School District, 5.00% - 2004.  $  500,000         506,250
North Brunswick Township, New Jersey Board of
  Education, 6.30% - 2013..........................  $1,000,000       1,071,250
Northfield, Minnesota School District #659,
  4.80% - 2007 ....................................  $  500,000         493,125
Vigo County Indiana Middle School Building
  Corporation, 5.80% - 2013 .......................  $1,000,000       1,012,500
                                                                     ----------
                                                                      6,670,285


SECURITY TAX-EXEMPT FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
MUNICIPAL BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

ELECTRIC UTILITY REVENUE - 19.4%
Georgia Municipal Electric Authority, 5.25% - 2025. $1,000,000 $ 947,500 Massachusetts Municipal Wholesale Electric Company
Power Supply System, Series B, 6.625% - 2004.......   1,200,000       1,296,000
Nebraska Public Power District Revenue, Series A,
  6.25% - 2022.....................................   1,000,000       1,038,750
Washington Public Power Supply System Revenue
  Nuclear Project #2, 6.30% - 2012.................   1,000,000       1,075,000
                                                                     ----------
                                                                      4,357,250

GENERAL OBLIGATION - 12.7%
Clark County, Nevada School District, Series A,
  5.50% - 2016.....................................   1,000,000       1,000,000
Dade County Florida, 5.75% - 2001..................   1,000,000       1,048,750
State of Illinois, 6.10% - 2003....................     750,000         802,500
                                                                     ----------
                                                                      2,851,250

POLLUTION CONTROL - 4.5%
Kansas City, Kansas General Motors Corporation
  Project, 5.45% - 2006............................   1,000,000       1,015,000

PORTS & HARBORS - 2.3%
Kansas City, Missouri Port Authority Riverfront
  Park, 5.75% - 2005...............................     500,000         516,250

SALES TAX REVENUE - 4.4%
Los Angeles, California, 5.625% - 2018.............   1,000,000         996,250

SEWER REVENUE - 19.0%
DuPage County, Illinois Stormwater Project
  Refunding, 5.60% - 2021..........................   1,000,000       1,016,250
Houston, Texas Water & Sewer System Revenue,
  Series A, 6.20% - 2020...........................   1,000,000       1,048,750
King County Washington Sewer Revenue, Series A,
  6.25% - 2034.....................................   1,000,000       1,053,750
Los Angeles, CA Wastewater System Revenue,
  6.00% - 2014.....................................   1,100,000       1,138,500
                                                                     ----------
                                                                      4,257,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY TAX-EXEMPT FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
MUNICIPAL BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

VARIOUS PURPOSE REVENUE - 4.5%
Denver Metropolitan Major League Baseball Stadium
  Project, 4.00% - 1999............................  $1,000,000     $   996,250
                                                                     ----------

  Total investments - 97.6%........................                  21,910,723
  Cash and other assets, less liabilities - 2.4%...                     538,848
                                                                     ----------
  Total net assets - 100.0%........................                 $22,449,571
                                                                     ==========

SECURITY CASH FUND

COMMERCIAL PAPER
----------------

BEVERAGES - 1.0%
PepsiCo, Inc., 5.48%, 7-7-97.......................  $  500,000     $   499,543

BROKERAGE - 9.9%
Bear Stearns Companies, Inc., 5.57%, 7-8-97........   2,300,000       2,297,509
Merrill Lynch & Company, Inc.,.....................   2,252,000
  5.53%, 7-3-97....................................                   1,421,563
  5.56%, 7-7-97....................................                      99,907
  5.55%, 7-10-97...................................                     414,424
  5.58%, 8-8-97....................................                     102,394
  5.59%, 9-29-97...................................                     209,037
                                                                     ----------
                                                                      4,544,834

BUSINESS SERVICES - 6.5%
A1 Credit Corporation, 5.48%, 7-7-97...............   1,000,000         999,087
General Electric Capital Corporation, 5.54%, 8-8-97   2,000,000       1,988,304
                                                                     ----------
                                                                      2,987,391

COMBINATION GAS & ELECTRIC - 9.6%
Dayton Power & Light Company, 5.56%, 7-15-97.......   2,200,000       2,195,243
Pacific Gas & Electric Company 5.56%, 7-21-97......   2,000,000       1,993,822
South Carolina Electric & Gas Company,
  5.52%, 7-18-97...................................     250,000         249,348
                                                                     ----------
                                                                      4,438,413

COMPUTER SYSTEMS - 2.6%
International Business Machines Corporation,
  5.50%, 7-14-97...................................   1,200,000       1,197,617


SECURITY CASH FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------

ELECTRIC UTILITIES - 15.6%
Alabama Power Company, 5.55%, 7-11-97..............  $  100,000     $    99,846
Carolina Power & Light Company, 5.53%, 7-29-97.....   1,380,000       1,374,064
Idaho Power Company, 5.53%, 7-21-97................     915,000         912,189
Interstate Power Company,..........................   2,037,000
  5.53%, 7-9-97....................................                     998,771
  5.55%, 7-9-97....................................                      99,877
  5.55%, 7-9-97....................................                     236,708
  5.55%, 8-19-97...................................                     694,712
New England Power Company, 5.57%, 7-14-97..........     638,000         636,717
Progress Capital Holdings, Inc.,...................   2,150,000
  5.54%, 7-11-97...................................                     698,923
  5.5%, 7-11-97....................................                     199,691
  5.55%, 7-17-97...................................                   1,246,917
                                                                     ----------
                                                                      7,198,415

ELECTRONICS - 3.7%
AVNET, Inc., 5.57%, 8-11-97........................   1,700,000       1,689,217

ENGINEERING - 4.8%
Fluor Corporation, 5.54%, 7-31-97..................   2,200,000       2,189,843

INSURANCE - 2.7%
AIG Funding, Inc., 5.48%, 7-3-97...................   1,240,000       1,239,622

MANUFACTURING - 4.3%
Eaton Corporation, 5.55%, 7-25-97..................   2,000,000       1,992,600

NATURAL GAS - 2.8%
LaClede Gas Company, 5.52%, 7-10-97................   1,300,000       1,298,206

PHARMACEUTICALS - 3.6%
Allergan, Inc.,....................................   1,685,000
  5.56%, 7-22-97...................................                     598,054
  5.55%, 8-5-97....................................                   1,079,146
                                                                     ----------
                                                                      1,677,200

PHOTOGRAPH/IMAGING - 4.7%
Eastman Kodak Company,.............................   2,170,000
  5.50%, 7-18-97...................................                     668,260
  5.50%, 7-30-97...................................                   1,493,354
                                                                     ----------
                                                                      2,161,614

TELECOMMUNICATIONS - 4.5%
Pacific Bell, 5.60%, 7-11-97.......................   2,100,000       2,096,733
                                                                     ----------
  Total commercial paper - 76.3%...................                  35,211,248

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITES)


SECURITY CASH FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
U.S. GOVERNMENT & AGENCIES                            AMOUNT           VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGES - 15.2%
  5.90%, 7-8-98....................................  $2,000,000     $ 2,000,000
  6.13%, 4-17-98...................................   1,000,000       1,000,000
  5.87%, 1-30-98...................................   2,000,000       2,000,000
  5.63%, 3-30-98...................................   2,000,000       2,000,000
                                                                     ----------
                                                                      7,000,000

SMALL BUSINESS ASSOCIATION POOLS - 11.7%
  #501927, 6.75%, 20171............................   1,832,168       1,849,477
  #501398, 6.125%, 20182...........................     929,169         932,654
  #503152, 6.125%, 20202...........................     919,524         919,524
  #503295, 6.00%, 20212............................     813,286         813,794
  #503303, 6.00%, 20212............................     861,133         861,671
                                                                     ----------
                                                                      5,377,120

  Total U.S. government & agencies - 26.9%.........                  12,377,120
                                                                     ----------
  Total investments - 103.2%.......................                  47,588,368
  Liabilities in excess of cash & other
     assets - (3.2%)...............................                  (1,496,109)
                                                                     ----------
  Total net assets - 100%..........................                 $46,092,259
                                                                     ==========

The identified cost of investments owned at June 30, 1997, was the same for federal income tax and book purposes.

CMO - (Collateralized Mortgage Obligation)

(1)  Varible rate security which may be reset the first of each month.

(2)  Variable rate security which may be reset the first of each quarter.

(3) Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturity.

(4) Trust preferred securities - securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                            See accompanying notes.

BALANCE SHEETS
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost
  $63,108,877, $8,188,786, $5,862,720,
  $6,495,108, $21,466,535 and
  $12,377,120, respectively).............  $63,416,718     $8,252,418     $5,924,292     $6,720,874     $21,910,723     $12,377,120
Commercial paper, at amortized cost which
  approximates market value..............                                                                                35,211,248
Cash.....................................      662,349         24,189         95,820        346,845         152,424         246,222
Receivables:
  Fund shares sold.......................      249,653         10,694          8,339            476             286         174,044
  Securities sold........................      539,076            ---        107,815            ---             ---         163,954
  Interest...............................    1,127,654        137,735        120,483        136,937         398,814         218,399
  Prepaid expenses.......................       15,350         16,047         16,129            823          12,300          44,888
                                            ----------      ---------      ---------      ---------      ----------      ----------
    Total assets.........................  $66,010,800     $8,441,083     $6,272,878     $7,205,955     $22,474,547     $48,435,875
                                            ==========      =========      =========      =========      ==========      ==========

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
    Securities purchased ................  $       ---     $      ---     $      ---     $      ---     $       ---     $ 2,000,000
    Fund shares redeemed.................       50,865         65,955          5,000            ---           4,801          89,882
    Dividends payable to shareholders....          ---            ---            ---            ---             ---         197,852
  Other Liabilities:
    Management fees......................       28,063            ---            ---            ---           9,543          26,214
    Custodian fees.......................          ---          3,173          3,041            ---             ---           2,488
    Transfer and administration fees.....       13,713          2,184            919            841           2,972          11,775
    Professional fees....................        5,668            ---          2,299          1,771           1,411           4,979
    12b-1 distribution plan fees.........       18,702          2,263          1,882          3,479           1,067             ---
    Miscellaneous fees...................        3,858          1,472          1,099          5,417           5,182          10,426
                                            ----------      ---------      ---------      ---------      ----------      ----------
      Total liabilities..................      120,869         75,047         14,240         11,508          24,976       2,343,616

Net Assets:
  Paid in capital........................   79,186,608      9,253,172      6,269,515      6,971,265      23,419,310      46,092,259
  Undistributed net investment income
    (loss)...............................       54,741         11,328          9,795          1,076           7,394             ---
  Accumulated undistributed net realized
    gain (loss)on sale of investments....  (13,659,259)      (962,096)       (82,244)        (3,660)     (1,421,321)            ---
  Net unrealized appreciation
    (depreciation)in value of investments      307,841         63,632         61,572        225,766         444,188             ---
                                            ----------      ---------      ---------      ---------      ----------      ----------
      Net assets.........................   65,889,931      8,366,036      6,258,638      7,194,447      22,449,571      46,092,259
                                            ----------      ---------      ---------      ---------      ----------      ----------
        Total liabilities and net assets.  $66,010,800     $8,441,083     $6,272,878     $7,205,955     $22,474,547     $48,435,875
                                            ==========      =========      =========      =========      ==========      ==========

CLASS "A" SHARES
  Capital shares outstanding.............    8,605,563      1,633,517        530,358        261,532       2,174,152      46,092,259
  Net assets.............................  $58,539,150     $7,636,561     $5,366,418     $4,071,017     $21,191,750     $46,092,259
  Net asset value per share (net assets
    divided by shares outstanding).......        $6.80          $4.67         $10.12         $15.57           $9.75           $1.00
  Add: Selling commission (4.75% of the
    offering price)......................         0.34           0.23           0.50           0.78            0.49             ---
                                            ----------     ----------     ----------     ----------      ----------      ----------
  Offering price per share (net asset
    value divided by 95.25%).............        $7.14          $4.90         $10.62         $16.35          $10.24           $1.00
                                            ==========     ==========     ==========     ==========      ==========      ==========

CLASS "B" SHARES
  Capital shares outstanding.............    1,074,782        156,272         88,394        200,907         128,842             ---
  Net assets.............................  $ 7,350,781     $  729,475     $  892,220     $3,123,430     $ 1,257,821             ---
  Net asset value per share (net assets
    divided by shares outstanding).......        $6.84          $4.67         $10.09         $15.55           $9.76             ---
                                            ==========     ==========     ==========     ==========      ==========      ==========

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends..............................  $       ---      $    ---       $    ---       $ 14,812       $    ---        $      ---
  Interest...............................    2,740,937       316,292        227,482        270,997        604,384         1,363,485
                                            ----------       -------        -------        -------        -------         ---------
    Total investment income..............    2,740,937       316,292        227,482        285,809        604,384         1,363,485

EXPENSES:
  Management fees........................      175,787        21,048         14,800         16,877         57,082           122,068
  Custodian fees.........................       11,666         1,475          1,172            545            641             3,796
  Transfer/maintenance fees..............       53,657         9,072          2,482          1,153          7,780            59,549
  Administration fees....................       31,641         3,788          2,664          2,826         10,275            10,986
  Directors' fees........................        3,719           477            222            145          4,873             4,751
  Professional fees......................        3,320         2,315          2,801          3,571          2,881             2,976
  Reports to shareholders................        2,889           528            254             29          1,157             4,462
  Registration fees......................       12,490           261          1,633         12,827         12,102             1,493
  Other expenses.........................        4,809           743            670            851          1,404             4,699
  12b-1 distribution plan fees...........      114,982        13,054         10,684         18,645          6,289               ---
                                            ----------       -------        -------        -------        -------         ---------
                                               414,960        52,761         37,382         57,469        104,484           214,780

Less:  Earnings credits applied..........          ---           ---           (922)           ---           (641)              ---
       Reimbursement of expenses.........       (8,429)      (21,048)       (14,800)       (16,877)        (1,279)              ---
                                            ----------       -------        -------        -------        -------         ---------
         Total expenses..................      406,531        31,713         21,660         40,592        102,564           214,780
                                            ----------       -------        -------        -------        -------         ---------
           Net investment income.........    2,334,406       284,579        205,822        245,217        501,820         1,148,705

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the
    period on:
      Investments........................   (1,302,331)       16,281        (12,680)        32,925         56,566               ---
  Net change in unrealized appreciation
    (depreciation) during the period on:
      Investments........................      510,568       (97,957)        (1,978)        78,699         (7,665)              ---
                                            ----------       -------        -------        -------        -------         ---------
        Net gain (loss)..................     (791,763)      (81,676)       (14,658)       111,624         48,901               ---
                                            ----------       -------        -------        -------        -------         ---------
        Net increase in net assets
          resulting from operations......  $ 1,542,643      $202,903       $191,164       $356,841       $550,721        $1,148,705
                                            ==========       =======        =======        =======        =======         =========

                            See accompanying notes.
                                       17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:

Net investment income....................  $ 2,334,406    $   284,579     $  205,822     $  245,217     $   501,820     $ 1,148,705
Net realized gain (loss).................   (1,302,331)        16,281        (12,680)        32,925          56,566             ---
Unrealized appreciation (depreciation)
  during the period......................      510,568        (97,957)        (1,978)        78,699          (7,665)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase in net assets
      resulting from operations..........    1,542,643        202,903        191,164        356,841         550,721       1,148,705

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A ...............................   (2,065,526)      (253,835)      (169,955)      (139,147)       (480,210)     (1,148,705)
  Class B................................     (214,139)       (19,574)       (26,072)      (105,715)        (19,775)            ---

Net realized gain
  Class A ...............................          ---            ---            ---            ---             ---             ---
  Class B ...............................          ---            ---            ---            ---             ---             ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Total distributions to
      shareholders.......................   (2,279,665)      (273,409)      (196,027)      (244,862)       (499,985)     (1,148,705)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A................................    2,847,618        488,692      1,049,826      1,196,616         292,969     126,053,217
  Class B................................    2,095,075        116,369        186,411        255,623          43,996             ---
Dividends reinvested
  Class A................................    1,557,138        210,311        151,594        139,098         276,810       1,096,379
  Class B................................      196,736         16,786         26,072        105,715          13,490             ---
Shares redeemed
  Class A................................  (18,556,565)    (1,033,432)      (770,958)      (112,283)     (2,729,189)   (126,388,061)
  Class B................................   (2,176,694)       (59,583)       (78,353)        (1,407)       (313,744)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase (decrease)from
      capital share transactions.........  (14,036,692)      (260,857)       564,592      1,583,362      (2,415,668)        761,535
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Total increase (decrease)
          in net assets..................  (14,773,714)      (331,363)       559,729      1,695,341      (2,364,932)        761,535

NET ASSETS:

Beginning of period......................   80,663,645      8,697,399      5,698,909      5,499,106      24,814,503      45,330,724
                                            ----------     ----------      ---------      ---------      ----------      ----------
End of period............................  $65,889,931    $ 8,366,036     $6,258,638     $7,194,447     $22,449,571     $46,092,259
                                            ==========     ==========      =========      =========      ==========      ==========
Undistributed net investment income at
  end of period .........................      $54,741        $11,328         $9,795         $1,076          $7,394            $---
                                            ==========     ==========      =========      =========      ==========      ==========
(a) Shares issued and redeemed
    Shares sold
      Class A............................      418,427        104,439        104,775         78,338          30,148     126,053,217
      Class B............................      307,492         25,092         18,521         16,649           4,522             ---
    Dividends reinvested
      Class A............................      230,231         45,284         15,099          9,033          28,713       1,096,379
      Class B............................      167,775          3,617          2,602          6,871           1,397             ---
    Shares redeemed
      Class A ...........................   (2,724,117)      (221,050)       (76,428)        (7,307)       (282,449)   (126,388,061)
      Class B............................     (319,394)       (12,765)        (7,820)           (92)        (32,347)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Net increase (decrease)..........   (1,919,586)       (55,383)        56,749        103,492        (250,016)        761,535
                                            ==========     ==========      =========      =========      ==========      ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:

Net investment income....................  $ 5,712,167    $   685,751     $  351,230     $  151,652     $ 1,153,538     $ 2,158,130
Net realized gain (loss).................   (1,347,012)       182,946        (46,509)       (36,585)         56,324             ---
Unrealized appreciation (depreciation)
  during the period......................   (5,522,985)      (735,463)      (186,260)       147,067        (671,331)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
Net increase (decrease) in net assets
  resulting from operations..............   (1,157,830)       133,234        118,461        262,134         538,531       2,158,130

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A................................   (5,393,982)      (655,579)      (304,962)       (79,996)     (1,107,445)     (2,158,130)
  Class B................................     (343,417)       (32,686)       (47,156)       (70,935)        (44,319)            ---
Tax return of capital
  Class A................................          ---            ---         (5,684)           ---             ---             ---
  Class A................................          ---            ---           (879)           ---             ---             ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Total distributions to shareholders..   (5,737,399)      (688,265)      (358,681)      (150,931)     (1,151,764)     (2,158,130)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A................................    8,731,109      1,930,782      2,444,146      2,644,208       1,613,431     310,586,017
  Class B................................    3,464,361        375,419        269,401      2,611,381         579,929             ---
Dividends Reinvested
  Class A................................    4,241,649        543,532        284,749         79,998         626,193       1,969,086
  Class B................................      304,987         26,151         47,452         70,935          31,495             ---
Cost of shares redeemed
  Class A................................  (26,834,054)    (3,998,800)      (913,142)           (48)     (3,379,177)   (305,382,279)
  Class B................................   (1,793,517)      (286,899)      (267,281)       (18,571)       (260,053)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase (decrease) from capital
      share transactions.................  (11,885,465)    (1,409,815)     1,865,325      5,387,903        (788,182)      7,172,824
                                            ----------     ----------      ---------      ---------      ----------      ----------
      Total increase (decrease) in net
        assets...........................  (18,780,694)    (1,964,846)     1,625,105      5,499,106      (1,401,415)      7,172,824

NET ASSETS:

Beginning of period......................   99,444,339     10,662,245      4,073,804            ---      26,215,918      38,157,900
                                            ----------     ----------      ---------      ---------      ----------      ----------
End of period............................  $80,663,645    $ 8,697,399     $5,698,909     $5,499,106     $24,814,503     $45,330,724
                                            ==========     ==========      =========      =========      ==========      ==========
Undistributed net investment income at
  end of period..........................  $       ---    $       158     $      ---     $      721     $     5,559     $       ---
                                            ==========     ==========      =========      =========      ==========      ==========
(a) Shares issued and redeemed
    Shares sold
      Class A ...........................    1,257,439        408,653        236,285        176,201         167,132     310,586,017
      Class B............................      497,238         79,022         25,885        174,028          59,521             ---
    Dividends reinvested
      Class A............................      608,432        115,124         27,590          5,270          65,031       1,969,086
      Class B............................       43,584          5,533          4,593          4,677           3,268             ---
    Shares redeemed
      Class A............................   (3,860,010)      (845,356)       (88,496)            (3)       (350,952)   (305,382,279)
      Class B............................     (256,329)       (61,304)       (25,864)        (1,226)        (27,117)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Net increase (decrease)..........   (1,709,646)      (298,328)       179,993        358,947         (83,117)      7,172,824
                                            ==========     ==========      =========      =========      ==========      ==========

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


CORPORATE BOND SERIES (CLASS A)                                      FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                       1997(D)(H)      1996(D)(F)      1995(D)(F)         1994            1993            1992
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 6.87           $7.39           $6.68           $7.81           $7.72           $7.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.233           0.470           0.470           0.490           0.520           0.610
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.076)         (0.517)          0.708          (1.127)          0.521           0.044
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.157          (0.047)          1.178          (0.637)          1.041           0.654

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.227)         (0.473)         (0.468)         (0.493)         (0.527)         (0.614)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.424)            ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.227)         (0.473)         (0.468)         (0.493)         (0.951)         (0.614)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $6.80           $6.87           $7.39           $6.68           $7.81           $7.72
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.35%          (0.50%)         18.20%          (8.30%)         13.40%           9.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $58,539         $73,360         $93,701         $90,593        $118,433        $104,492
Ratio of Expenses to Average Net
  Assets............................          1.08%           1.01%           1.02%           1.01%           1.02%           1.01%
Ratio of Net Income (Loss) to
  Average Net Assets................          6.72%           6.54%           6.62%           6.91%           6.46%           7.97%
Portfolio Turnover Rate.............           165%            292%            200%            204%            157%             61%


CORPORATE BOND SERIES (CLASS B)                               FISCAL PERIOD ENDED DECEMBER 31
                                      -----------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)         1993(B)
                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 6.90          $ 7.43          $ 6.71          $ 7.84           $8.59

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.195           0.400           0.400           0.430           0.110
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.053)         (0.517)          0.725          (1.129)         (0.324)
                                      -------------   -------------   -------------   -------------   -------------

  Total from Investment Operations..          0.142          (0.117)          1.125          (0.699)         (0.214)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.202)         (0.413)         (0.405)         (0.431)         (0.112)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.424)
                                      -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............         (0.202)         (0.413)         (0.405)         (0.431)         (0.536)
                                      -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $6.84           $6.90           $7.43           $6.71           $7.84
                                      =============   =============   =============   =============   =============

TOTAL RETURN(A).....................          2.12%          (1.40%)         17.30%          (9.00%)         (2.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $7,351          $7,303          $5,743          $3,878          $1,022
Ratio of Expenses to Average Net
  Assets............................          1.85%           1.85%           1.85%           1.85%           1.88%
Ratio of Net Income (Loss) to
  Average Net Assets................          5.94%           5.70%           5.80%           6.08%           5.16%
Portfolio Turnover Rate.............           165%            292%            200%            204%            164%

                            See Accompanying Notes.
                                       20

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


U.S. GOVERNMENT SERIES (CLASS A)                                     FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)         1993(C)         1992(C)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $4.71           $4.97           $4.35           $4.97           $5.04           $5.17

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.160           0.310           0.300           0.300           0.310           0.370
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.047)         (0.256)          0.620          (0.621)          0.274          (0.126)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.113           0.054           0.920          (0.321)          0.584           0.244

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.153)         (0.314)         (0.300)         (0.299)         (0.310)         (0.366)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.344)            ---
Return of Capital...................            ---             ---             ---             ---             ---          (0.008)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.153)         (0.314)         (0.300)         (0.299)         (0.654)         (0.374)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $4.67           $4.71           $4.97           $4.35           $4.97           $5.04
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.47%           1.30%          21.90%          (6.50%)         10.90%           5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $7,637          $8,036         $10,080          $8,309         $10,098          $9,364
Ratio of Expenses to Average Net
  Assets............................          0.55%           0.65%           1.11%           1.10%           1.10%           1.11%
Ratio of Net Income (Loss) to
  Average Net Assets................          5.67%           6.44%           6.41%           6.47%           5.90%           7.22%
Portfolio Turnover Rate.............            25%             75%             81%            220%            153%            157%


U.S. GOVERNMENT SERIES (CLASS A)                             FISCAL PERIOD ENDED DECEMBER 31
                                      -----------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)       1993(B)(C)
                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $4.71           $4.97           $4.35           $4.97           $5.51

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.120           0.250           0.260           0.260           0.040
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.027)         (0.254)          0.625          (0.624)         (0.193)
                                      -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.093          (0.004)          0.885          (0.364)         (0.153)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.133)         (0.256)         (0.265)         (0.256)         (0.043)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.344)
Return of Capital...................            ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.133)        (0.2560)         (0.265)         (0.256)         (0.387)
                                      -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $4.67           $4.71           $4.97           $4.35           $4.97
                                      =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.03%          (0.02%)         20.90%          (7.40%)         (1.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)           $729            $661            $582            $321            $140
Ratio of Expenses to Average Net
  Assets............................          1.52%           1.86%           1.87%           1.85%           1.61%
Ratio of Net Income (Loss) to
  Average Net Assets................          4.70%           5.23%           5.69%           5.76%           5.54%
Portfolio Turnover Rate.............            25%             75%             81%            220%            114%

                            See accompanying notes.
                                       21

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


LIMITED MATURITY BOND SERIES (CLASS A)          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(E)(F)
                                      ----------------   -------------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $10.14           $ 10.66          $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.354             0.720            0.620
Net Gain (Loss) on Securities
  (realized & unrealized)...........          (0.037)           (0.507)           0.652
                                       -------------     -------------    -------------
  Total from Investment Operations..           0.317             0.213            1.272

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.337)           (0.720)          (0.612)
Distributions (from Capital Gains)..             ---               ---              ---
Return of Capital...................             ---            (0.013)             ---
                                       -------------     -------------    -------------
  Total Distributions...............          (0.337)           (0.733)          (0.612)
                                       -------------     -------------    -------------
NET ASSET VALUE END OF PERIOD.......          $10.12            $10.14           $10.66
                                       =============     =============    =============

TOTAL RETURN (A)....................           3.20%             2.10%           13.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)          $5,366            $4,938           $3,322
Ratio of Expenses to Average Net
  Assets............................           0.63%             0.90%            0.84%
Ratio of Net Income (Loss) to
  Average Net Assets ...............           7.08%             6.97%            5.97%
Portfolio Turnover Rate.............             79%              105%               4%


LIMITED MATURITY BOND SERIES (CLASS B)          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(E)(F)
                                      ----------------   -------------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 10.14           $ 10.67           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.290             0.630            0.530
Net Gain (Loss) on Securities
  (realized & unrealized)...........          (0.044)           (0.524)           0.664
                                       -------------     -------------    -------------
  Total from Investment Operations..           0.246             0.106            1.194

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.296)           (0.624)          (0.524)
Distributions (from Capital Gains)..             ---               ---              ---
Return of Capital...................             ---            (0.012)             ---
                                       -------------     -------------    -------------
  Total Distributions...............          (0.296)           (0.636)          (0.524)
                                       -------------     -------------    -------------
NET ASSET VALUE END OF PERIOD.......          $10.09            $10.14           $10.67
                                       =============     =============    =============

TOTAL RETURN (A)....................           2.49%             1.10%           12.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)            $892              $761             $752
Ratio of Expenses to Average Net
  Assets............................           1.53%             1.88%            1.71%
Ratio of Net Income (Loss) to
  Average Net Assets................           6.23%             5.99%            5.12%
Portfolio Turnover Rate ............             79%              105%               4%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


HIGH YIELD SERIES (CLASS A)           FISCAL PERIOD ENDED DECEMBER 31
                                      -------------------------------
                                      1997(C)(D)(H)     1996(C)(D)(G)
                                      -------------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $15.32            $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.610             0.450
Net Gain (Loss) on Securities
  (realized & unrealized)...........          0.259             0.320
                                      -------------     -------------
  Total from Investment Operations..          0.869             0.770

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.619)           (0.450)
Distributions (from Capital Gains)..            ---               ---
                                      -------------     -------------
  Total Distributions...............         (0.619)           (0.450)
                                      -------------     -------------
NET ASSET VALUE END OF PERIOD.......         $15.57            $15.32
                                      =============     =============
TOTAL RETURN (A)....................          5.79%             5.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $4,701            $2,780
Ratio of Expenses to Average Net
  Assets............................          0.90%             1.54%
Ratio of Net Income (Loss) to Average
  Net Assets........................          8.21%             7.47%
Portfolio Turnover Rate.............            58%              168%


HIGH YIELD SERIES (CLASS B)           FISCAL PERIOD ENDED DECEMBER 31
                                      -------------------------------
                                      1997(C)(D)(H)     1996(C)(D)(G)
                                      -------------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $15.32            $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.550             0.410
Net Gain (Loss) on Securities
  (realized & unrealized)...........          0.237             0.320
                                      -------------     -------------
  Total from Investment Operations..          0.787             0.730

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.557)           (0.410)
Distributions (from Capital Gains)..            ---               ---
                                      -------------     -------------
  Total Distributions...............         (0.557)           (0.410)
                                      -------------     -------------
NET ASSET VALUE END OF PERIOD.......         $15.55            $15.32
                                      =============     =============

TOTAL RETURN (A)....................          5.24%             4.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $3,123            $2,719
Ratio of Expenses to Average Net
  Assets............................          0.88%             2.26%
Ratio of Net Income (Loss) to
  Average Net Assets................          3.63%             6.74%
Portfolio Turnover Rate.............            58%              168%

                            See accompanying notes.
                                       23

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


SECURITY TAX-EXEMPT FUND (CLASS A)                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)       1994           1993           1992
                                      ----------------   -------------   -------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.           $9.72             $9.94           $9.05         $10.37         $10.06          $9.97

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.220             0.450           0.480          0.470          0.510          0.610
Net Gain (Loss) on Securities
  (realized & unrealized)...........           0.026            (0.215)          0.891         (1.317)         0.702          0.092
                                       -------------     -------------   -------------   ------------   ------------   ------------
Total from Investment Operations....           0.246             0.235           1.371         (0.847)         1.212          0.702

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.216)           (0.455)         (0.481)        (0.473)        (0.514)        (0.612)
Distributions (from Capital Gains)..             ---               ---             ---            ---         (0.388)           ---
                                       -------------     -------------   -------------   ------------   ------------   ------------
  Total Distributions...............          (0.216)           (0.455)         (0.481)        (0.473)        (0.902)        (0.612)
                                       -------------     -------------   -------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD.......           $9.75             $9.72           $9.94          $9.05         $10.37         $10.06
                                       =============     =============   =============   ============   ============   ============

TOTAL RETURN (A)....................           2.58%             2.50%          15.50%         (8.30%)        11.60%          7.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $21,192           $23,304         $25,026        $24,092        $32,115        $28,608
Ratio of Expenses to Average
  Net Assets........................           0.84%             0.78%           0.86%          0.82%          0.82%          0.84%
Ratio of Net Income (Loss) to
  Average Net Assets................           4.46%             4.67%           5.02%          4.74%          4.92%          6.07%
Portfolio Turnover Rate.............              4%               54%            103%            88%           118%            90%


SECURITY TAX-EXEMPT FUND (CLASS B)                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ------------------------------------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)     1994(C)         1993(B)
                                      ----------------   -------------   -------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.           $9.73             $9.95           $9.05         $10.37         $10.88

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.160             0.330           0.370          0.350          0.100
Net Gain (Loss) on Securities
  (realized & unrealized)...........           0.023            (0.215)          0.902         (1.321)        (0.128)
                                       -------------     -------------   -------------   ------------   ------------
  Total from Investment Operations..           0.183             0.115           1.272         (0.971)        (0.028)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.153)           (0.335)         (0.372)        (0.349)        (0.094)
Distributions (from Capital
  Gains)............................             ---               ---             ---            ---         (0.388)
                                       -------------     -------------   -------------   ------------   ------------
    Total Distributions.............          (0.153)           (0.335)         (0.372)        (0.349)        (0.482)
                                       -------------     -------------   -------------   ------------   ------------
NET ASSET VALUE END OF PERIOD.......           $9.76             $9.73           $9.95          $9.05         $10.37
                                       =============     =============   =============   ============   ============

TOTAL RETURN (A)....................           1.91%             1.20%           14.3%         (9.50%)        (0.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)          $1,258            $1,510          $1,190           $760           $106
Ratio of Expenses to Average Net
  Assets............................           2.01%             2.01%           2.00%          2.00%          2.89%
Ratio of Net Income (Loss) to
  Average Net Assets................           3.29%             3.44%           3.90%          3.50%          2.71%
Portfolio Turnover Rate.............              4%               54%            103%            88%            90%

                            See accompanying notes.
                                       24

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


SECURITY CASH FUND                                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)       1994           1993(C)         1992(C)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.023           0.450           0.049           0.033           0.023           0.028
Net Gain (Loss) on Securities
  (realized & unrealized)...........            ---             ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total from Investment Operations....          0.023           0.045           0.049           0.033           0.023           0.028

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income............................         (0.023)         (0.045)         (0.049)         (0.033)         (0.023)         (0.028)
Distributions (from Capital Gains)..            ---             ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.023)         (0.045)         (0.049)         (0.033)         (0.023)         (0.028)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......         $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.36%           4.60%           5.00%           3.40%           2.40%           2.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $46,092         $45,331         $38,158         $58,102         $71,870         $56,694
Ratio of Expenses to Average Net
  Assets............................          0.88%           1.01%           1.00%           0.96%           1.00%           1.00%
Ratio of Net Income (Loss) to
  Average Net Assets................          2.30%           4.47%           5.00%           3.24%           2.28%           2.75%
Portfolio Turnover Rate.............            ---             ---             ---             ---             ---             ---

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:


                                     1992      1993      1994      1995      1996      1997
                                     ----      ----      ----      ----      ----      ----
     Corporate Bond      Class B     ---       ---       2.00%     2.19%     2.05%     2.08%
     U.S. Government     Class A     1.20%     1.20%     1.20%     1.22%     1.17%     0.96%
                         Class B     ---       1.75%     2.91%     3.70%     3.26%     1.93%
     Limited Maturity    Class A     ---       ---       ---       1.04%     1.40%     1.13%
        Bond             Class B     ---       ---       ---       2.12%     2.60%     2.03%
     High Yield          Class A     ---       ---       ---       ---       2.11%     1.43%
                         Class B     ---       ---       ---       ---       2.83%     2.30%
     Tax-Exempt          Class A     ---       ---       ---       0.86%     0.78%     0.84%
                         Class B     ---       ---       2.32%     2.45%     2.19%     2.01%
     Cash                            1.03%     1.03%     ---       1.04%     1.01%     ---

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage maounts for period have been annualized, except for total return.

(f) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:


                                           1995      1996      1997
                                           ----      ----      ----
          Corporate Bond       Class A     1.02%     1.01%     ---
                               Class B     1.85%     1.85%     ---
          U.S. Government      Class A     1.10%     0.64%     ---
                               Class B     1.85%     1.85%     ---
          Limited Maturity     Class A     0.81%     0.87%     0.60%
             Bond              Class B     1.65%     1.85%     1.50%
          Tax-Exempt           Class A     0.85%     0.77%     0.83%
                               Class B     2.00%     2.00%     2.00%
          Cash Fund                        1.00%     1.00%     0.88%

(g) Security High Yield Bond Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Unaudited figures for the six months ended June 30, 1997. Percentage amounts for the period have been annualized, except for total return.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based upon the net asset value of each series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of Income Funds' and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     B. OPTIONS - The High Yield bond Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associate d with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis.Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for the High Yield Bond Series whose fees are .60 of 1% of the average net assets of the Series. The investment advisory contract for Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended June30, 1997, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Bond Series until December 31, 1997. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Bond Series, and Tax-Exempt Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income and Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges
(CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended June30, 1997, in the amounts presented below:

                                   CORPORATE        U.S.        LIMITED      HIGH        TAX-
                                     BOND        GOVERNMENT     MATURITY     YIELD      EXEMPT
                                    SERIES         SERIES        SERIES      SERIES      FUND
                                   ---------     ----------     --------     ------     ------

SDI underwriting     (Class A)      $ 3,171        $1,992        $1,258      $  252     $1,318
CDSC                 (Class B)      $ 7,418        $1,365        $  168      $   25     $  267
Broker/Dealer        (Class A)      $ 7,618        $8,315        $5,337      $1,327     $5,666
Broker/Dealer        (Class B)      $29,092        $4,298        $6,698      $9,970     $1,870

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.    INVESTMENT TRANSACTIONS

     Investment transactions for the period ended June 30, 1997, (excluding overnight investments and short-term debt securities) were as follows:

                  CORPORATE      U.S.       LIMITED       HIGH          TAX-
                    BOND      GOVERNMENT    MATURITY      YIELD        EXEMPT
                   SERIES       SERIES       SERIES       SERIES        FUND
                  ---------   ----------    --------      ------       ------
Purchases       $55,179,626   $2,115,282   $2,951,143   $3,241,098   $1,003,130
Proceeds from
    sales       $66,779,015   $2,310,448   $2,137,828   $1,683,875   $3,009,341

4.    FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation)as of June 30, 1997, were as follows:

                     CORPORATE        U.S.     LIMITED      HIGH         TAX-
                       BOND       GOVERNMENT   MATURITY     YIELD       EXEMPT
                      SERIES        SERIES      SERIES      SERIES       FUND
                     ---------    ----------   --------     ------      ------
Gross unrealized
  appreciation       $ 685,094    $ 93,423     $ 84,357    $229,047    $493,541
Gross unrealized
  depreciation        (377,253)    (29,791)     (22,785)     (3,281)    (49,353)
                      --------     -------      -------     -------     -------
Net unrealized
  appreciation       $ 307,841    $ 63,632     $ 61,572    $225,766    $444,188

5.SHAREHOLDER'S MEETING.

     The Board of Directors of Security Income Fund approved a change in the name of one of the existing series of the Fund from Global Aggressive Bond Series to Global High Yield Series to more fully reflect the investment objectives of the Series. The name change was effective May 1, 1997. The Global High Yield Series, formerly Global Aggressive Bond Series, is now offered by a separate prospectus. In addition, its annual and semi-annual reports are also presented as part of a separate document from the report for the rest of the Income Fund Series.

     A special meeting of the stockholders of the Global Aggressive Bond Series of Security Income Fund was held on April 28, 1997. At this meeting, shareholders voted to approve a new investment advisory contract which replaced Security Management Company, LLC as investment manager to the Fund with MFR Advisors, Inc.. In addition, shareholders also voted to approve a new sub-advisory contract between MFR Advisors, Inc. and Lexington Management Corporation. The total number of eligible votes were 489,633. The results of the votes are as follows: 463,099 in favor, 0 votes against and 1,508 votes abstained.

THIS PAGE LEFT BLANK INTENTIONALLY

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
  *  Equity Series
  *  Global Series
  *  Asset Allocation Series
  *  Social Awareness Series
  *  Value Series
Security Ultra Fund
Security Income Fund
  *  Corporate Bond Series
  *  U.S. Government Series
  *  Limited Maturity Bond Series
  *  High Yield Series
Security Tax-Exempt Fund
Security Cash Fund

     This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Bruce Jensen (Income Fund only)
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Maria Fiorini Ramirez (Income Fund only)
Hugh L. Thompson, Ph.D.

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Steven M. Bowser, Vice President
Jane A. Tedder, Vice President
Barbara J. Davison, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.                                        BULK RATE
700 SW Harrison St.                                               U.S. POSTAGE
Topeka, KS 66636-0001                                                 PAID
(785) 431-3112                                                  SECURITY BENEFIT
(800) 888-2461

                            SECURITY TAX-EXEMPT FUND

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial Statements

              Included in Part A of this Registration Statement:

                   Per Share Income and Capital Changes

              Included in Part B of this Registration Statement:

                   The audited financial statements contained in the most recent Annual Report to Stockholders of Security Tax-Exempt Fund for the year ended December 31, 1996 and the unaudited Semi-Annual Report to stockholders of Security Tax-Exempt Fund for the six-month period ended June 30, 1997, are incorporated by reference in Part B of this Registration Statement.

          b.  Exhibits:

               (1)  Articles of Incorporation.(b)
               (2)  Corporate Bylaws.(a)
               (3)  Not applicable.
               (4) Specimen copy of share certificate for Registrant's shares of capital stock.(a)
               (5)  (a)  Investment Advisory Contract.
                    (b)  Sub-Advisory Agreement.
               (6)  (a)  Distribution Agreement.
                    (b)  Class B Distribution Agreement
               (7)  Form of Non-Qualified Deferred Compensation Plan.(d)
               (8)  Custodian Agreement.(d)
               (9)  Administrative Services and Transfer Agency Agreement.(d)
              (10)  Opinion  of  counsel  as  to  the  legality  of   securities
                    offered.(b)
              (11)  Consent of Independent Auditors.
              (12)  Not applicable.
              (13)  Not applicable.
              (14)  Not applicable.
              (15)  (a)  Class A Distribution Plan.
                    (b)  Class B Distribution Plan.(d)
              (16)  Schedule of Computation of Performance.(d)
              (17)  Financial Data Schedules.
              (18)  Multiple Class Plan.(c)

          (a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 2-73223 (April 30, 1992).

          (b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 2-73223 (May 1, 1995).

          (c) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 2-73223 (April 29, 1996).

          (d) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 16 to Registration Statement No. 2-73223 (April 30, 1997).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES AS OF JANUARY 31, 1998

                       (1)                                    (2)
                                                        NUMBER OF RECORD
                  TITLE OF CLASS                          SHAREHOLDERS

          Shares of Common Stock, Class A                     798
          Shares of Common Stock, Class B                      54

ITEM 27.  INDEMNIFICATION.

          A policy of insurance covering Security Management Company, LLC, its affiliates, including Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

          Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides as follows:

               30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

               No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a director or officer of the Corporation or of any other corporation which he serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

          In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

          On April 22, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

               "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

               A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

               B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

               C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

               D. for any transaction from which the director derived an improper personal benefit."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

          Security Management Company, LLC also acts as investment adviser to Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Cash Fund, SBL Fund, and Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series of Security Income Fund and also acts as sub-investment adviser to Emerging Markets Total Return, Global Asset Allocation and Global High Yield (formerly Global Aggressive Bond) Series of Security Income Fund.

                  Name            Business* and Other Connections of the Executive Officers and Directors of Registrant's Adviser
          --------------------    -----------------------------------------------------------------------------------------------
          James R. Schmank        President and Managing Member Representative
                                     Security Management Company, LLC
                                  Vice President and Director
                                     Security Distributors, Inc.
                                  Senior Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Vice President and Director
                                     Security Growth and Income Fund,  Security Cash Fund,  Security Tax-Exempt Fund, Security Ultra
                                     Fund, Security Equity Fund, SBL Fund
                                  Vice President
                                     Security Income Fund
                                  Director
                                     MFR Advisors, Inc.
                                     One Liberty Plaza, 46th Floor
                                     New York, New York 10006


          John D. Cleland         Senior Vice President and Managing Member Representative
                                     Security Management Company, LLC
                                  President and Director
                                     Security Cash Fund,  Security Income Fund,  Security Tax-Exempt Fund, SBL Fund, Security Growth
                                     and Income Fund, Security Equity Fund, Security Ultra Fund
                                  Senior Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Vice President and Director
                                     Security Distributors, Inc.
                                  Trustee and Treasurer
                                     Mount Hope Cemetery Corporation
                                     4700 SW 17th
                                     Topeka, Kansas
                                  Trustee and Investment Committee Chairman
                                     Topeka Community Foundation
                                     5100 SW 10th
                                     Topeka, Kansas

          Donald E. Caum          Director (until November 1996)
                                     Security Management Company
                                  Senior Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Director
                                     Security Distributors, Inc.
                                  Director
                                     YMCA Metro, Topeka, Kansas
                                  Executive Director
                                     Jayhawk Area Council Boy Scouts of America, Topeka, Kansas
                                     Metropolitan Ballet, Topeka, Kansas


          Mark E. Young           Vice President
                                     Security Growth and Income Fund,  Security Income Fund, Security Cash Fund, Security Tax-Exempt
                                     Fund, Security Ultra Fund, Security Equity Fund, SBL Fund, Security Management Company, LLC
                                  Assistant Vice President
                                     Security  Benefit Life Insurance  Company,  First  Security  Benefit Life Insurance and Annuity
                                     Company of New York, Security Benefit Group, Inc.
                                  Vice President and Director
                                     Security Distributors, Inc.
                                  Trustee
                                     Topeka Zoological Foundation, Topeka, Kansas

          Terry A. Milberger      Senior Vice President and Senior Portfolio Manager
                                     Security Management Company, LLC
                                  Senior Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Vice President
                                     Security Equity Fund, SBL Fund

          Michael A. Petersen     Vice President and Senior Portfolio Manager
                                     Security Management Company, LLC
                                  Vice President
                                     Security  Benefit Life Insurance  Company,  Security  Benefit Group,  Inc., SBL Fund,  Security
                                     Growth and Income Fund

          Jane A. Tedder          Vice President and Senior Economist
                                     Security Management Company, LLC
                                  Vice President
                                     Security Benefit Life Insurance Company,  Security Benefit Group,  Inc.,  Security Income Fund,
                                     SBL Fund, Security Equity Fund


          Amy J. Lee              Vice President and Associate General Counsel
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Secretary
                                     Security Management  Company,  LLC, Security  Distributors,  Inc., Security Cash Fund, Security
                                     Equity Fund,  Security  Tax-Exempt  Fund,  Security Ultra Fund, SBL Fund,  Security  Growth and
                                     Income Fund, Security Income Fund

          Brenda M. Harwood       Assistant Vice President and Treasurer
                                     Security Management Company, LLC
                                  Treasurer
                                     Security Equity Fund,  Security Ultra Fund,  Security  Growth and Income Fund,  Security Income
                                     Fund, Security Cash Fund, SBL Fund, Security Tax-Exempt Fund, Security Distributors, Inc.
                                  Assistant Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.

          Steven M. Bowser        Second Vice President and Portfolio Manager
                                     Security Management Company, LLC
                                  Second Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Vice President
                                     Security Income Fund, Security Equity Fund

          Thomas A. Swank         Vice President and Portfolio Manager
                                     Security Management Company, LLC
                                  Vice President and Chief Investment Officer
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Vice President
                                     SBL Fund, Security Growth and Income Fund


          Barbara J. Davison      Assistant Vice President, Compliance Officer and Portfolio Manager
                                     Security Management Company, LLC
                                  Assistant Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Vice President
                                     SBL Fund, Security Cash Fund
                                  Vice-Chairman
                                     Topeka Chapter American Red Cross, Topeka, Kansas

          Cindy L. Shields        Assistant Vice President and Portfolio Manager
                                     Security Management Company, LLC
                                  Assistant Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                                  Vice President
                                     Security Ultra Fund, SBL Fund, Security Equity Fund

          Larry L. Valencia       Assistant Vice President and Senior Research Analyst
                                     Security Management Company, LLC

          James P. Schier         Assistant Vice President and Portfolio Manager
                                     Security Management Company, LLC
                                  Assistant Vice President
                                     Security Benefit Life Insurance Company,  Security Benefit Group, Inc. Vice President SBL Fund,
                                     Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund

          David Eshnaur           Assistant Vice President and Portfolio Manager
                                     Security Management Company, LLC
                                  Assistant Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.,
                                  Vice President
                                     SBL Fund, Security Income Fund, Security Growth and Income Fund


          Martha L. Sutherland    Second Vice President
                                     Security Management Company, LLC
                                  Vice President
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.

          Chris Swickard          Assistant Secretary
                                     Security Management Company, LLC, Security Cash Fund, Security Equity Fund, Security Tax-Exempt
                                     Fund, Security Ultra Fund, SBL Fund, Security Growth and Income Fund, Security Income Fund
                                  Assistant Vice President and Assistant Counsel
                                     Security Benefit Life Insurance Company, Security Benefit Group, Inc.

          *Located at 700 Harrison, Topeka, Kansas 66636-0001

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  Security Growth and Income Fund
               Security Ultra Fund
               Security Income Fund
               Security Equity Fund
               Variflex Variable Separate Account (Variflex)
               Variflex Variable Separate Account (Variflex Educator Series) Varilife Variable Annuity Account
               Parkstone Variable Annuity
               Security Varilife Separate Account
               Variable Annuity Account VIII (Variflex LS)
               Variable Annuity Account VIII (Variflex Signature)

          (b)

                        (1)                     (2)                             (3)
               NAME AND PRINCIPAL     POSITION AND OFFICES            POSITION AND OFFICES
               BUSINESS ADDRESS*        WITH UNDERWRITER                 WITH REGISTRANT
               Richard K Ryan         President and Director          None
               John D. Cleland        Vice President and Director     President and Director
               James R. Schmank       Vice President and Director     Vice President
               Mark E. Young          Vice President and Director     Vice President
               Donald E. Caum         Director                        None
               Amy J. Lee             Secretary                       Secretary
               Brenda M. Harwood      Treasurer                       Treasurer
               William G. Mancuso     Regional Vice President         None
               Susan L. Tully         Regional Vice President         None

               *700 Harrison, Topeka, Kansas 66636-0001

          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison,
          Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 20th day of February, 1998.

                                                        SECURITY TAX-EXEMPT FUND
                                                            (The Registrant)

                                                 By:      JOHN D. CLELAND
                                                    ----------------------------
                                                     John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                                 Date:    February 20, 1998
                                                      --------------------------

DONALD A. CHUBB, JR.           Director
------------------------------
Donald A. Chubb, Jr.


JOHN D. CLELAND                President and Director
------------------------------
John D. Cleland


DONALD L. HARDESTY             Director
------------------------------
Donald L. Hardesty


PENNY A. LUMPKIN               Director
------------------------------
Penny A. Lumpkin


MARK L. MORRIS, JR.            Director
------------------------------
Mark L. Morris, Jr.


JAMES R. SCHMANK               Director
------------------------------
James R. Schmank


HUGH L. THOMPSON               Director
------------------------------
Hugh L. Thompson

                                  EXHIBIT INDEX

 (1)  None

 (2)  None

 (3)  None

 (4)  None

 (5)  (a)  Investment Advisory Contract
      (b)  Form of Sub-Advisory Agreement

 (6)  (a)  Distribution Agreement
      (b)  Class B Distribution Agreement

 (7)  None

 (8)  None

 (9)  None

(10)  None

(11)  Consent of Independent Auditors

(12)  None

(13)  None

(14)  None

(15)  (a) Class A Distribution Plan

(b)   None

(16)  None

(17)  Financial Data Schedules

(18)  None